Exhibit 10.01


                                CREDIT AGREEMENT

                                      among

                          CENTURY CABLE HOLDINGS, LLC,
                           FT. MYERS CABLEVISION, LLC,
                                       and
                        HIGHLAND PRESTIGE GEORGIA, INC.,
                              Restricted Borrowers

            BANC OF AMERICA SECURITIES LLC and CHASE SECURITIES INC.,
                  Joint Lead Arrangers and Joint Book Managers

               BANK OF AMERICA, N.A. and THE CHASE MANHATTAN BANK,
                            Co-Administrative Agents

                         TORONTO DOMINION (TEXAS), INC.,
                                Syndication Agent

                            CIBC WORLD MARKETS CORP.,
                              Documentation Agent,

                               BARCLAYS BANK PLC,
                                 Arranging Agent

                                       and

                       The Managing Agents defined herein

                                       and

                            THE LENDERS NAMED HEREIN,
                                     Lenders

                                 $2,250,000,000

                           Dated as of April 14, 2000




                                       (i)


                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1         DEFINITIONS AND TERMS...........................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Number and Gender of Words; Other References...................................................22
         1.3      Accounting Principles..........................................................................23

SECTION 2         BORROWING PROVISIONS...........................................................................23
         2.1      Revolver Facility..............................................................................23
         2.2      Term Loan Facility.............................................................................24
         2.3      LC Subfacility.................................................................................24
         2.4      Discretionary Facility.........................................................................27
         2.5      Terminations or Reductions of Commitments......................................................30
         2.6      Borrowing Procedure............................................................................31

SECTION 3         TERMS OF PAYMENT...............................................................................31
         3.1      Loan Accounts, Notes, and Payments.............................................................31
         3.2      Interest and Principal Payments................................................................32
         3.3      Prepayments....................................................................................33
         3.4      Interest Options...............................................................................36
         3.5      Quotation of Rates.............................................................................36
         3.6      Default Rate...................................................................................36
         3.7      Interest Recapture.............................................................................36
         3.8      Interest Calculations..........................................................................36
         3.9      Maximum Rate...................................................................................36
         3.10     Interest Periods...............................................................................37
         3.11     Conversions....................................................................................37
         3.12     Order of Application...........................................................................38
         3.13     Sharing of Payments, Etc.......................................................................38
         3.14     Offset.........................................................................................39
         3.15     Booking Borrowings.............................................................................39

SECTION 4         CHANGE IN CIRCUMSTANCES........................................................................39
         4.1      Increased Cost and Reduced Return..............................................................39
         4.2      Limitation on Types of Loans...................................................................40
         4.3      Illegality.....................................................................................40
         4.4      Treatment of Affected Loans....................................................................40
         4.5      Compensation...................................................................................41
         4.6      Taxes..........................................................................................41

SECTION 5         FEES...........................................................................................43
         5.1      Treatment of Fees..............................................................................43
         5.2      Fees of Agents.................................................................................43
         5.3      Revolver Facility Commitment Fees..............................................................43
         5.4      LC Fees........................................................................................44
         5.5      Discretionary Revolver Loan Commitment Fees....................................................44
         5.6      Discretionary Facility Fronting Fees...........................................................44

SECTION 6         SECURITY; GUARANTIES...........................................................................44
         6.1      Guaranties.....................................................................................44



                                       (i)





         6.2      Collateral.....................................................................................45
         6.3      Future Liens...................................................................................45
         6.4      Release of Collateral..........................................................................45
         6.5      Negative Pledge................................................................................46
         6.6      Control; Limitation of Rights..................................................................46

SECTION 7         CONDITIONS PRECEDENT...........................................................................46
         7.1      Conditions Precedent to Closing................................................................46
         7.2      Conditions Precedent to Unrestricted Borrowers.................................................47
         7.3      Conditions Precedent to Each Borrowing.........................................................47

SECTION 8         REPRESENTATIONS AND WARRANTIES.................................................................47
         8.1      Purpose of Credit Facility.....................................................................47
         8.2      Existence, Good Standing, and Authority........................................................47
         8.3      Subsidiaries; Capital Stock....................................................................48
         8.4      Authorization and Contravention................................................................48
         8.5      Binding Effect.................................................................................48
         8.6      Financial Statements...........................................................................48
         8.7      Litigation, Claims, Investigations.............................................................49
         8.8      Taxes..........................................................................................49
         8.9      Environmental Matters..........................................................................49
         8.10     Employee Benefit Plans.........................................................................49
         8.11     Properties; Liens..............................................................................49
         8.12     Government Regulations.........................................................................50
         8.13     Transactions with Affiliates...................................................................50
         8.14     Debt...........................................................................................50
         8.15     Material Agreements............................................................................50
         8.16     Insurance......................................................................................50
         8.17     Solvency.......................................................................................50
         8.18     Intellectual Property..........................................................................50
         8.19     Compliance with Laws; CATV Systems.............................................................50
         8.20     Acquisitions...................................................................................52
         8.21     Regulation U...................................................................................52
         8.22     Year 2000......................................................................................52
         8.23     No Default.....................................................................................53
         8.24     Authorizations.................................................................................53
         8.25     Full Disclosure................................................................................53

SECTION 9         COVENANTS......................................................................................53
         9.1      Use of Proceeds................................................................................53
         9.2      Books and Records..............................................................................53
         9.3      Items to be Furnished..........................................................................53
         9.4      Inspections....................................................................................54
         9.5      Taxes..........................................................................................55
         9.6      Payment of Obligations.........................................................................55
         9.7      Maintenance of Existence, Assets, and Business.................................................55
         9.8      Insurance......................................................................................56
         9.9      Preservation and Protection of Rights..........................................................56
         9.10     Employee Benefit Plans.........................................................................56
         9.11     Environmental Laws.............................................................................56
         9.12     Debt and Guaranties............................................................................56



                                      (ii)





         9.13     Liens..........................................................................................57
         9.14     Transactions with Affiliates...................................................................58
         9.15     Compliance with Laws and Documents.............................................................58
         9.16     Acquisitions, Subsidiary Guaranties, and Collateral Documents..................................58
         9.17     Assignment.....................................................................................59
         9.18     Fiscal Year and Accounting Methods.............................................................59
         9.19     Government Regulations.........................................................................59
         9.20     Investments and Restricted Payments............................................................59
         9.21     Restrictions on Subsidiaries...................................................................60
         9.22     Sale of Assets.................................................................................60
         9.23     Sale-Leaseback Financings......................................................................60
         9.24     Mergers and Dissolutions; Sale of Capital Stock................................................60
         9.25     New Business...................................................................................61
         9.26     Affiliate Subordination Agreements.............................................................61
         9.27     Amendments to Documents........................................................................61
         9.28     Financial Covenants............................................................................61
         9.29     Management Fees................................................................................62
         9.30     Authorizations.................................................................................62
         9.31     Unrestricted Subsidiaries......................................................................62

SECTION 10        DEFAULT........................................................................................62
         10.1     Payment of Obligation..........................................................................62
         10.2     Covenants......................................................................................63
         10.3     Debtor Relief..................................................................................63
         10.4     Judgments and Attachments......................................................................63
         10.5     Misrepresentation..............................................................................63
         10.6     Change of Control..............................................................................63
         10.7     Authorizations.................................................................................63
         10.8     Default Under Other Debt and Agreements........................................................63
         10.9     LCs............................................................................................63
         10.10    Validity and Enforceability of Loan Documents..................................................64

SECTION 11        RIGHTS AND REMEDIES............................................................................64
         11.1     Remedies Upon Default..........................................................................64
         11.2     Company Waivers................................................................................64
         11.3     Performance by Administrative Agent............................................................65
         11.4     Delegation of Duties and Rights................................................................65
         11.5     Not in Control.................................................................................65
         11.6     Course of Dealing..............................................................................65
         11.7     Cumulative Rights..............................................................................65
         11.8     Application of Proceeds........................................................................66
         11.9     Certain Proceedings............................................................................66
         11.10    Limitation of Rights...........................................................................66
         11.11    Expenditures by Lenders........................................................................66
         11.12    Indemnification................................................................................66

SECTION 12        AGREEMENT AMONG LENDERS........................................................................67
         12.1     Administrative Agent...........................................................................67
         12.2     Expenses.......................................................................................68
         12.3     Proportionate Absorption of Losses.............................................................68
         12.4     Delegation of Duties; Reliance.................................................................69



                                      (iii)





         12.5     Limitation of Liability........................................................................69
         12.6     Default; Collateral............................................................................70
         12.7     Limitation of Liability........................................................................71
         12.8     Relationship of Lenders........................................................................71
         12.9     Benefits of Agreement..........................................................................71
         12.10    Agents.........................................................................................72
         12.11    Obligations Several............................................................................72
         12.12    Financial Hedges...............................................................................72

SECTION 13        MISCELLANEOUS..................................................................................72
         13.1     Headings.......................................................................................72
         13.2     Nonbusiness Days...............................................................................72
         13.3     Communications.................................................................................72
         13.4     Form and Number of Documents...................................................................73
         13.5     Survival.......................................................................................73
         13.6     Governing Law..................................................................................73
         13.7     Invalid Provisions.............................................................................73
         13.8     Entirety.......................................................................................73
         13.9     Jurisdiction; Venue; Service of Process; Jury Trial............................................74
         13.10    Amendments, Consents, Conflicts, and Waivers...................................................74
         13.11    Multiple Counterparts..........................................................................75
         13.12    Successors and Assigns; Assignments and Participations.........................................75
         13.13    Decisions by Restricted Borrowers..............................................................80
         13.14    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances....................80
         13.15    Limited Recourse...............................................................................80




                                      (iv)



                             SCHEDULES AND EXHIBITS

Schedule 2.1                        -       Lenders and Commitments
Schedule 7.1                        -       Conditions Precedent to Closing
Schedule 7.2                        -       Conditions Precedent to Unrestricted Borrower
Schedule 8.3                        -       Capital Stock and Partnership Interests
Schedule 8.19                       -       CATV Systems
Schedule 8.24                       -       Franchises
Schedule 9.12                       -       Existing Debt

Exhibit A-1                         -       Form of Revolver Note
Exhibit A-2                         -       Form of Term Loan Note
Exhibit A-3                         -       Form of Discretionary Revolver Note
Exhibit A-4                         -       Form of Discretionary Term Loan Note
Exhibit A-5                         -       Form of Unrestricted Borrower Note
Exhibit B-1                         -       Form of Borrowing Notice
Exhibit B-2                         -       Form of Conversion Notice
Exhibit B-3                         -       Form of LC Request
Exhibit B-4                         -       Form of Designation Request
Exhibit C                           -       Form of Guaranty
Exhibit D-1                         -       Form of Pledge Agreement
Exhibit D-2                         -       Form of Minority Pledge Agreement
Exhibit E                           -       Form of Compliance Certificate
Exhibit F                           -       Form of Assignment and Acceptance Agreement
Exhibit G-1                         -       Form of Opinion of Counsel of Restricted Borrowers
Exhibit G-2                         -       Form of Opinion of Deputy General Counsel of Restricted
                                            Borrowers

Exhibit G-3                         -       Form of Opinion of Special Regulatory Counsel
Exhibit H                           -       Form of Affiliate Subordination Agreement
Exhibit I                           -       Form of Management Fee Subordination Agreement




                                       (v)


                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is entered into as of April 14, 2000, among CENTURY CABLE HOLDINGS, LLC, a Delaware limited liability company, FT. MYERS CABLEVISION, LLC, a Delaware limited liability company, and HIGHLAND PRESTIGE GEORGIA, INC., a Delaware limited liability company (individually, a "Restricted Borrower" and collectively, the "Restricted Borrowers"), Lenders (hereinafter defined), BANK OF AMERICA, N.A. and THE CHASE MANHATTAN BANK, as Co- Administrative Agents (hereinafter defined), for themselves and the other Lenders, TORONTO DOMINION (TEXAS), INC., as Syndication Agent (hereinafter defined), CIBC WORLD MARKETS CORP., as Documentation Agent (hereinafter defined), BARCLAYS BANK PLC, as Arranging Agent, and the Managing Agents (hereinafter defined).

                                    RECITALS

         A. Restricted Borrowers have requested that Lenders extend credit to Restricted Borrowers and other Unrestricted Borrowers (hereinafter defined) as may be designated pursuant to the terms hereof in the form of this Credit Agreement (the "Agreement"), providing for a revolving loan facility in the aggregate principal amount of $1,500,000,000 and a term loan facility in the aggregate principal amount of $750,000,000 to enable, among other things, Restricted Borrowers to consummate certain Acquisitions (hereinafter defined) and for working capital and general limited liability company, partnership, and corporate purposes.

         B. Upon and subject to the terms and conditions of this Agreement, Lenders are willing to extend such credit to Borrowers.

Accordingly, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1         DEFINITIONS AND TERMS.

         1.1      Definitions.  As used herein:

         ACC means Adelphia Communications Corporation, a Delaware corporation.

         Acquisition means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by any Company of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Company of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person; (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person if a Company is the surviving entity; provided that, in any merger involving any Borrower, a Borrower must be the surviving entity, or (d) the acquisition of any CATV System or those businesses in which other Persons in the cable industry are engaged.

         Adjusted Eurodollar Rate means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Rate Borrowing for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Rate Borrowing for such Interest Period.

         Administrative Agent means Bank of America, N.A., and its permitted successors or assigns as "Administrative Agent" for Lenders under the Loan Documents.

         Affiliate of any Person means any other individual or entity (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person, or (ii) ten percent (10%) or more of the voting stock (or in the case of an entity which is not a corporation, ten percent (10%) or more of the voting equity interest) of which is beneficially owned or held by such Person; and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         Affiliate Debt means any Debt owed by any Company to ACC, the Rigas Family, or any other Affiliate (other than another Company), so long as such Debt satisfies the requirements of Section 9.26.

         Affiliate Subordination Agreement means, individually, and Affiliate Subordination Agreements means, collectively, any Affiliate Subordination Agreement (substantially in the form of Exhibit H) executed and delivered by any Affiliate pursuant to the requirements of the Loan Documents; and (c) any amendments, modifications, supplements, ratifications, or restatements of any Affiliate Subordination Agreement made in accordance with the Loan Documents.

         Agents means, collectively, Co-Administrative Agents, Administrative Agent, Syndication Agent, Documentation Agent, Arranging Agent, and Managing Agents.

         Agreement means this Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

         Annualized Operating Cash Flow means, on any date of determination, Operating Cash Flow multiplied by four.

         Arranging Agent means Barclays Bank PLC and its permitted successor and assigns as "Arranging Agent" under the Loan Documents.

         Applicable Lending Office means, for each Lender and for each Type of Borrowing, the "Lending Office" of such Lender (or an affiliate of such Lender) designated on Schedule 2.1 attached hereto or such other office that such Lender (or an affiliate of such Lender) may from time to time specify to Administrative Agent and Restricted Borrowers by written notice in accordance with the terms hereof.

         Applicable Margin means either:

                  (a) Solely with respect to Borrowings under the Revolver Facility and the Discretionary Revolver Subfacility:

                           (i) on any date of determination occurring on or prior to October 16, 2000, .750% for Base Rate Borrowings and 1.750% for Eurodollar Rate Borrowings; or

                           (ii) on any date of determination occurring after
                  October 16, 2000, the percentage per annum set forth in the table below for the Type of Borrowing that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate of Restricted Borrowers most recently delivered pursuant to Section 9.3 hereof:


       Leverage Ratio                     Applicable Margin (per annum)
----------------------------- -----------------------------------------------------
                            Base Rate Eurodollar Rate

                              Borrowings Borrowings

----------------------------- ------------------------ ----------------------------
     Less than 4.75:1.0                0.000%                      .750%




                                        2





       Leverage Ratio                     Applicable Margin (per annum)
  Greater than or equal to
        4.75 to 1.0,                   0.000%                     1.000%
   but less than 5.25:1.0
  Greater than or equal to
          5.25:1.0,                     .250%                     1.250%
   but less than 5.75:1.0
  Greater than or equal to
     5.75:1.0, but less                 .500%                     1.500%
        than 6.00:1.0
  Greater than or equal to
     6.00:1.0, but less                 .750%                     1.750%
        than 6.25:1.0

  Greater than or equal to             1.000%                     2.000%
          6.25:1.0

                  (b) Solely with respect of Borrowings under the Term Loan Facility,

                           (i) on any date of determination occurring on or prior to October 16, 2000, 2.000% for Base Rate Borrowings and 3.000% for Eurodollar Rate Borrowings; or

                           (ii) on any date of determination occurring after
                  October 16, 2000, the percentage per annum set forth in the table below for the Type of Borrowing that corresponds to the Leverage Ratio at such date of determination, as calculated based on the quarterly Compliance Certificate of Restricted Borrowers most recently delivered pursuant to Section 9.3 hereof:


     Leverage Ratio                     Applicable Margin (per annum)
--------------------------------------------------------------------------------------
                      Base Rate Borrowings Eurodollar Rate

                                                                 Borrowings

----------------------------------------------------- --------------------------------
   Less than 5.00:1.0              1.750%                          2.750%
    Greater than or                2.000%                          3.000%
   equal to 5.00:1.0

                  (c) With respect of Borrowings under the Discretionary Term Loan Subfacility, the Applicable Margin for each Discretionary Term Loan shall be the amount set forth in the Supplemental Credit Documents for such Discretionary Term Loan.

                  (d) The provisions in Items a(ii) and (b)(ii) preceding are further subject to the following:

                           (i) With respect to any adjustments in the Applicable
                  Margin as a result of changes in the Leverage Ratio, such adjustment shall be (subject to Item (d)(ii) below) effective commencing on the second Business Day after the earlier of the date the Restricted

                  Borrowers are required to deliver, or the actual date of delivery of Financial Statements (and related Compliance Certificate) pursuant to Sections 9.3(a) and 9.3(b), as the case may be.

                           (ii) If Restricted Borrowers fail to timely furnish
                  to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to Sections 9.3(a) and 9.3(b), and such failure shall not be remedied within five days, then (unless the Default Rate has been effected by Required Lenders pursuant to Section 3.6) the Applicable Margin for the Revolver Facility, the Discretionary Revolver Subfacility, and the Term Loan Facility shall be the maximum Applicable Margin for the respective Facilities or Subfacility (as the case may be) specified in the tables above until such time as the Financial Statements and related Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and 9.3(b) have been delivered.

         Applicable Margin for Commitment Fees means the percentage per annum set forth in the table below that corresponds to the Leverage Ratio at such date of determination, as calculated based on the Compliance Certificate of Restricted Borrowers most recently delivered on the Closing Date or pursuant to
Section 9.3 hereof:


                                                      Applicable Margin for

               Leverage Ratio                            Commitment Fees

---------------------------------------------  -----------------------------------
             Less than 5.50:1.0                               .250%
     Greater than or equal to 5.50:1.00                       .375%

         The provision above is further subject to the following:

                  (a) With respect to any adjustments in the Applicable Margin for Commitment Fees as a result of changes in the Leverage Ratio, such adjustment shall be effective commencing on the second Business Day after the earlier of the date the Restricted Borrowers are required to deliver, or the actual date of delivery of Financial Statements (and related Compliance Certificate) pursuant to Sections 9.3(a) and 9.3(b).

                  (b) If Restricted Borrowers fail to timely furnish to Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to Sections 9.3(a) and 9.3(b), and such failure shall not be remedied within five days, then (unless the Default Rate has been effected by Required Lenders pursuant to Section 3.6) the Applicable Margin for Commitment Fees shall be .375% until such time as the Financial Statements and related Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and 9.3(b) have been delivered.

         Approved Fund means, with respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         Arahova means Arahova Communications, Inc., a Delaware corporation.

         Asset Swap means any transaction or series of related transactions pursuant to which any Restricted Borrower or one or more of their respective Restricted Subsidiaries shall exchange one or more CATV Systems owned by any Restricted Borrower or their Restricted Subsidiaries for one or more CATV Systems owned by third parties; provided that, the disposition of assets pursuant to such exchange shall occur within 180 days of the related acquisition of assets.

         Authorizations means all material filings, recordings, and registrations with, and all material validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, certificates of compliance, grants of authority, and permits from, any Governmental Authority, including without limitation, the Franchises, the FCC Licenses, and any of the foregoing authorizing or permitting the acquisition, construction, or operation of any CATV System.

         Base Rate means, for any day, the rate per annum equal to the higher of
(a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

         Base Rate Borrowing means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings.

         Borrowers means collectively the Restricted Borrowers and the Unrestricted Borrowers, and Borrower means any Restricted Borrower or Unrestricted Borrower.

         Borrowing means any amount disbursed (a) by one or more Lenders under the Loan Documents (under the Revolver Facility, the LC Subfacility, the Term Loan Facility, or any Discretionary Loan under the Discretionary Facility), whether such amount constitutes an original disbursement of funds, the continuation of an amount outstanding, or payment of a draft under an LC, or (b) by any Lender in accordance with, and to satisfy the obligations of any Loan Party under, any Loan Document.

         Borrowing Date is defined in Section 2.6(a).

         Borrowing Notice means a request for Borrowing made pursuant to Section 2.6(a), substantially in the form of Exhibit B-1.

         Business Day means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Dallas, Texas or New York, New York, and
(b) in addition to the foregoing, in respect of any Eurodollar Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         Cablevision Cleveland CATV Systems means the CATV Systems described in that certain Asset Purchase Agreement dated as of December 8, 1999, among Telerama, Inc., Cablevision of Cleveland, L.P., and ACC; and that certain Agreement and Plan of Reorganization dated as of December 8, 1999, among Cablevision of the Midwest, Inc., Cablevision of the Midwest Holding Co., Inc., Adelphia General Holdings II, Inc., and ACC.

         Capital Contribution means, as at any date of determination thereof, the sum of (a) the aggregate net cash proceeds received (i) by any Restricted Borrower during the period commencing on the date immediately following the Closing Date through and including such date of determination in respect of equity contributions and Affiliate Debt and (ii) by any Restricted Subsidiary during such period in respect of equity contributions and Affiliate Debt (other than equity contributions made by any Restricted Borrower or any other Restricted Subsidiary) plus (b) the fair market value of any property (including any CATV Systems) contributed (i) to any Restricted Borrower as additional equity capital or Affiliate Debt during such period and (ii) to any Restricted Subsidiary as additional equity capital or Affiliate Debt during such period (other than any such contribution made by any Restricted Borrower or any other Restricted Subsidiary).

         Capital Lease means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         Cash Equivalents means:

                  (a) Readily marketable, direct, full faith and credit obligations of the United States of America, or obligations guaranteed by the full faith and credit of the United States of America, maturing within not more than one year from the date of acquisition;

                  (b) Commercial paper maturing in 365 days or less from the date of issuance and rated one of the two highest credit ratings obtainable by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Rating Group (a division of McGraw-Hill, Inc., "S & P");

                  (c) Debt instruments of a domestic issuer which mature in one year or less and which are rated one of the two highest credit ratings obtainable by Moody's or S&P on the date of acquisition of such investment;

                  (d) Short term certificates of deposit and time deposits, which mature within one year from the date of issuance and which are fully insured by the Federal Deposit Insurance Corporation;

                  (e) Demand deposit accounts which are maintained in the ordinary course of business;

                  (f) Mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clauses (a) through (d) above; and

                  (g) repurchase obligations with a term of not more than 90 days for, and secured by, underlying securities of the types described in clauses (a) through (c) above entered into with any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000.

         CATV System means any cable distribution system that receives broadcast signals by antennae, microwave transmission, satellite transmission, or any other form of transmission and that amplifies such signals and distributes them to Persons who pay to receive such signals.

         Change of Control means (a) ACC and the Rigas Family collectively shall cease for any reason to own, directly or indirectly, at least 51% of the equity interest of each Restricted Borrower, (b) the failure of ACC or one of its Subsidiaries to be the controlling managing member(s) of each of Century Cable Holdings, LLC and Ft. Myers Cablevision, LLC, or (c) the Rigas Family fails to control, directly or indirectly, more than 50% of the total number of votes that holders of ACC's capital stock are then entitled to vote (which, on the date hereof, consists of the Class "A" common stock and Class "B" common stock of
ACC).

         Closing Date means the date upon which this Agreement has been executed by Restricted Borrowers, Lenders, and Agents and all conditions precedent specified in Section 7.1 have been satisfied or waived.

         Co-Administrative Agents means Bank of America, N.A. and The Chase Manhattan Bank, and their respective permitted successors or assigns as "Co-Administrative Agents" for Lenders under the Loan Documents.

         Code means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         Collateral means all of the items and types of property described as "Collateral" in now existing or hereafter created Collateral Documents and all cash and non-cash proceeds thereof.

         Collateral Documents means all pledge agreements, financing statements, assignments of partnership interests, and Guaranties at any time delivered to Administrative Agent to create or evidence Liens securing the Obligation, together with all reaffirmations, amendments, and modifications thereof or supplements thereto.

         Comcast Swap means the transactions with respect to the CATV Systems described in that certain Letter Agreement dated May 25, 1999, between Comcast Corporation and ACC and that certain Letter Agreement dated May 25, 1999, between Jones Intercable, Inc. and ACC.

         Commitment Notice is defined in Section 2.4(d).

         Commitment Percentage means, at any date of determination, for any Lender with respect to a particular Facility or Discretionary Loan, the proportion (stated as a percentage) that its Committed Sum for such Facility or Discretionary Loan bears to the aggregate Committed Sums of all Lenders for such Facility or Discretionary Loan.

         Commitment Request is defined in Section 2.4(c).

         Committed Sum means (a) for any Revolver Lender or Discretionary Revolver Lender, with respect to the Revolver Facility or any Discretionary Revolver Loan, as applicable, at any date of determination occurring prior to the respective Termination Date for the Revolver Facility or Discretionary Revolver Loan, the amount stated beside such Lender's name under the heading for the Revolver Facility or the applicable Discretionary Loan on the most-recently amended Schedule 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents), and (b) for any other Lender, with respect to any other Facility or Discretionary Loan, at any date of determination occurring prior to the initial Borrowing Date for such Facility or Discretionary Loan, the amount stated beside such Lender's name under the heading for the applicable Facility or Discretionary Loan on the most-recently amended Schedule 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents).

         Communications Act means, collectively, The Federal Communications Act of 1934, as amended from time to time, and the rules and regulations in effect at any time thereunder.

         Companies means, at any date of determination thereof, Restricted Borrowers and each of their Restricted Subsidiaries; and Company means, on any date of determination, any Restricted Borrower or any of its Restricted Subsidiaries.

         Compliance Certificate means a certificate signed by a Responsible Officer, substantially in the form of Exhibit E.

         Consequential Loss means any loss or expense which any Lender may reasonably incur in respect of a Eurodollar Rate Borrowing as a consequence of any event described in Section 4.5.

         Conversion Notice means a request pursuant to Section 3.11, substantially in the form of Exhibit B-2.

         Copyright Filings is defined in Section 8.19(c).

         Current Financials means, at the time of any determination thereof, the more recently delivered to Lenders of either (a) the unaudited pro forma balance sheet and income statement (including a calculation of

Operating Cash Flow) for the Companies on a combined basis, for the fiscal quarter ending on December 31, 1999, which balance sheet and income statement gives pro forma effect to the incurrence of Debt under this Agreement; or (b) the Financial Statements required to be delivered under Sections 9.3(a) or 9.3(b), as the case may be, calculated on a combined basis for the Companies.

         Debt means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including, without limitation, the Principal Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in clauses (a)(i) through (a)(ii) preceding of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise; (c) all obligations of the type referred to in clauses (a)(i) through clause (a)(ii) and clause (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (d) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder.

         Debtor Relief Laws means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally.

         Default is defined in Section 10.

         Default Rate means, (i) with respect to any Borrowing, on any date, a per annum rate of interest equal from day to day to the lesser of (a) the non-Default interest rate applicable to such Borrowing, plus 2% and (b) the Maximum Rate, and (ii) with respect to any other Obligation under the Loan Documents, the lesser of (a) the Base Rate plus the then-effective Applicable Margin for Base Rate Borrowings plus 2% and (b) the Maximum Rate.

         Designated Amount is defined in Section 2.1(b).

         Designation Request means a written request of the Restricted Borrowers, designating a Person as an Unrestricted Borrower pursuant to and in accordance with the requirements of Section 2.1(b), substantially in the form of Exhibit B-4.

         Discretionary Commitment means, for any Discretionary Lender with respect to any Discretionary Loan, the commitment amount designated for such Lender in the Supplemental Credit Documents for such Discretionary Loan in accordance with the procedures described in Section 2.4(d).

         Discretionary Facility means the uncommitted discretionary facility described in and subject to the limitations of Section 2.4.

         Discretionary Lender means, at any date of determination, each Lender who has a Discretionary Commitment or to whom Discretionary Principal Debt is owed.

         Discretionary Loan Effective Date, for each Discretionary Loan, is the date specified by Administrative Agent in accordance with Section 2.4(d) and set forth in the Supplemental Credit Documents for such Discretionary Loan.

         Discretionary Loan Request is defined in Section 2.4(c).

         Discretionary Loans is defined in Section 2.4(c).

         Discretionary Loan Subfacilities means, collectively, the Discretionary Revolver Subfacility and the Discretionary Term Loan Subfacility; Discretionary Loan Subfacility means, any of the Discretionary Revolver Subfacility or the Discretionary Term Loan Subfacility.

         Discretionary Principal Debt means, at any date of determination, the sum of (a) the Discretionary Revolver Principal Debt arising under all Discretionary Revolver Loans and (b) the Discretionary Term Loan Principal Debt arising under all Discretionary Term Loans.

         Discretionary Revolver Commitment means, with respect to any Discretionary Revolver Loan, on any date of determination, the aggregate Committed Sums of all Discretionary Lenders for such Discretionary Revolver Loan.

         Discretionary Revolver Lenders means, on any date of determination, all Discretionary Lenders that have Committed Sums under the Discretionary Revolver Subfacility.

         Discretionary Revolver Loan means any Discretionary Loan under the Discretionary Revolver Subfacility.

         Discretionary Revolver Note means a note substantially in the form of Exhibit A-3, and all renewals and extensions of all or any part thereof.

         Discretionary Revolver Principal Debt means, on any date of determination, for any Discretionary Revolver Loan, the aggregate unpaid principal balance of all Borrowings under such Discretionary Revolver Loan.

         Discretionary Revolver Subfacility means the subfacility under the Discretionary Facility, described in, and subject to the limitations of, Section 2.4(a)(i).

         Discretionary Term Commitment means, with respect to any Discretionary Term Loan, on any date of determination, the aggregate Committed Sums of all Discretionary Lenders for such Discretionary Term Loan.

         Discretionary Term Loan Lenders means, on any date of determination, all Discretionary Lenders that have Committed Sums under the Discretionary Term Loan Subfacility or that are owed any Discretionary Term Loan Principal Debt under any Discretionary Term Loan.

         Discretionary Term Loans means any Discretionary Loans under the Discretionary Term Loan Subfacility.

         Discretionary Term Loan Note means a note substantially in the form of Exhibit A-4, and all renewals and extensions of all or any part thereof.

         Discretionary Term Loan Principal Debt means, on any date of determination, for any Discretionary Term Loan, the aggregate unpaid principal balance of all Borrowings under such Discretionary Term Loan.

         Discretionary Term Loan Subfacility means the subfacility under the Discretionary Facility, described in, and subject to the limitations of, Section 2.4(a)(ii).

         Distribution for any Person means, with respect to any shares of any capital stock, membership interest, or any other equity securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such securities or of any warrants, options, or other rights to acquire any such securities, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities, (c) any other payment (in cash, property, or obligations) by such Person with respect to such securities, and (d) the setting apart of money for a sinking or other analogous fund for any such securities.

         Documentation Agent means CIBC World Markets Corp. and its permitted successors and assigns as "Documentation Agent" under the Loan Documents.

         Dollars and the symbol $ means lawful money of the United States of America.

         Eligible Assignee means (a) a Lender; (b) an Affiliate of any Lender (so long as such assignment is not made in conjunction with the sale of such Affiliate); (c) an Approved Fund of the assigning Lender; and (d) any other Person approved by Administrative Agent (which approval will not be unreasonably withheld or delayed by Administrative Agent) and, unless a Default or Potential Default has occurred and is continuing at the time any assignment is effected in accordance with Section 13.12, Restricted Borrowers, such approval not to be unreasonably withheld or delayed by Restricted Borrowers and such approval to be deemed given by Restricted Borrowers if no objection is received by the assigning Lender and Administrative Agent from Restricted Borrowers within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to Restricted Borrowers; provided, however, that neither Restricted Borrowers nor any Affiliate of Restricted Borrowers shall qualify as an Eligible Assignee.

         Employee Plan means, at any time, each Single-Employer Plan and each Multiemployer Plan.

         Environmental Law means any applicable Law that relates to (a) the quality or protection of air, groundwater, surface water, soil, other environmental media, or natural resources, (b) the Release or threatened Release of Hazardous Substances, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, or (d) health or safety, including without limitation, employee safety in the workplace, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. SS 9601 et seq.) ("CERCLA"), the Clean Air Act (42 U.S.C. SS 7401 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act (33 U.S.C.ss. 1251 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. SS 136 et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C.ss. 11001 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. SS 1801 et seq.), the National Environmental Policy Act of 1969 (42 U.S.C.ss. 4321 et seq.), the Oil Pollution Act (33 U.S.C. SS 2701 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.), the Rivers and Harbors Act (33 U.S.C. SS 401 et seq.), the Safe Drinking Water Act (42 U.S.C. SS 201 andss. 300f et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C.ss. 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. SS 2601 et seq.), the Occupational Safety and Health Act of 1970, 29 U.S.C. SS 651 et seq., and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law.

         Environmental Liability means any obligation, liability (including, without limitation, any strict liability), loss, fine, penalty, charge, Lien, damage, cost, or expense of any kind to the extent that it results

(a) from any violation of any Environmental Law, (b) from the presence, Release, or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

         Environmental Permit means any permit, license, or other Authorization from any Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA Affiliate means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is, or has been within the past six years, a member of any Loan Party's controlled group or which is, or has been within the past six years, under common control with any Loan Party within the meaning of Section 414(b), (c), (m), or (o) of the Code.

         Eurodollar Rate means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Markets Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         Eurodollar Rate Borrowing means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings.

         Exhibit means an exhibit to this Agreement unless otherwise specified.

         Excess Cash Balance means, on any date of determination, the sum of unencumbered cash and Cash Equivalents then held in the name of any Company.

         Facilities means, collectively, the Revolver Facility and the Term Loan Facility, but not the Discretionary Facility; Facility means any of the Revolver Facility or the Term Loan.

         FCC means the Federal Communications Commission and any successor regulatory body.

         FCC License means any license or permit issued by the FCC, including licenses issued in connection with the operation of community antenna television systems, community antenna relay systems, microwave systems, earth stations and businesses, and other two-way radios.

         Federal Funds Rate means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by Administrative Agent to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent (in its individual capacity) on such day on such transactions as determined by Administrative Agent (which determination shall be conclusive and binding, absent manifest error).

         Financial Hedge means any swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement incurred in the ordinary course of business and consistent with prior business practices of the Companies and not for speculative purposes.

         Financial Statements means balance sheets, statements of operations, statements of shareholders' equity, and statements of cash flows prepared in accordance with GAAP, and, beginning with the Financial Statements for the fiscal year ending December 31, 2002, such statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and such balance sheets and statements of shareholders' equity shall be in comparative form to the prior fiscal year-end figures.

         Franchise means a franchise, license, Authorization, or Right by contract or otherwise to construct, own, operate, promote, extend, and/or otherwise exploit any CATV System operated or to be operated by any Company granted by any Governmental Authority.

         Franchisee means any Governmental Authority that has granted any Loan Party a Franchise.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable from time to time.

         Governmental Authority means any (a) state, county, city, town, village, or other local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         Granting Lender is defined in Section 13.12(h).

         Guarantor means any Person, including, but not limited to, each Restricted Subsidiary of all Restricted Borrowers, which undertakes to be liable for all or any part of the Obligation by execution of a Guaranty; provided that Guarantors shall expressly exclude Unrestricted Borrowers.

         Guaranty means (a) a Guaranty in substantially the form and upon the terms of Exhibit C, executed and delivered by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Guaranty made in accordance with the Loan Documents.

         Hazardous Substance means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated, under any Environmental Law, including without limitation, any hazardous substance within the meaning of Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (c) asbestos and asbestos-containing materials in any form, (d) polychlorinated biphenyls, or (e) urea formaldehyde foam.

         Interest Expense means, for any period, the sum (for the Restricted Borrowers and their Restricted Subsidiaries determined on a combined basis without duplication in accordance with GAAP), of (a) all accrued interest on Total Debt (excluding, however, accrued interest on Affiliate Debt, whether or not paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Financial Hedges accrued during such period (whether or not actually paid or received during such period) plus (c) all fees and all other amounts that under GAAP would be treated as interest expense, incurred hereunder during such period.

         Interest Period is determined in accordance with Section 3.10.

         Investment for any Person means, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance, or capital contribution by such Person to any other Person, including all Debt and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business.

         Issuing Lender means either of the Co-Administrative Agents, the Syndication Agent, or the Documentation Agent which shall be designated as an Issuing Lender with respect to the issuance of LCs.

         Joint Lead Arrangers and Joint Book Managers means Banc of America Securities LLC and Chase Securities Inc. and their respective successors and assigns, in their capacity as joint lead arrangers and joint book managers under the Loan Documents.

         Laws means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LC means the standby letter(s) of credit issued hereunder in the form agreed upon among Restricted Borrowers, the applicable Issuing Lender, and the beneficiary thereof at the time of issuance thereof and participated in by Lenders pursuant to the terms and conditions of Section 2.3 hereof.

         LC Agreement means a letter of credit application and agreement (in form and substance satisfactory to the applicable Issuing Lender) submitted by Restricted Borrowers to the applicable Issuing Lender for an LC for the account of any Restricted Borrower (and for any Restricted Borrower's benefit or the benefit of any other Company); provided that this Agreement shall control any conflict between this Agreement and any such LC Agreement.

         LC Exposure means, at any time and without duplication, the sum of (a) the aggregate undrawn portion of all uncancelled and unexpired LCs plus (b) the aggregate unpaid reimbursement obligations of Restricted Borrowers in respect of drawings of drafts under any LC.

         LC Request means a request pursuant to Section 2.3(a), substantially in the form of Exhibit B-3.

         LC Subfacility means a subfacility of the Revolver Facility for the issuance of LCs as described in and subject to the limitations of Section 2.3, under which the LC Exposure may never (a) collectively exceed $500,000,000 and
(b) together with the Revolver Principal Debt may never exceed the Revolver Commitment.

         Lenders means, on any date of determination, the financial institutions named on Schedule 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the addition of new Discretionary Lenders pursuant to Section 2.4(e) and to reflect the assignments made in accordance with Section 13.12(b) of this Agreement), and subject to the terms and conditions of this Agreement, and their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement); provided that, solely for purposes of any Collateral Document and Section 12 and Sections
3.13 and 3.14; "Lenders" shall also include any Lender or Affiliate of a Lender who is party to a Financial Hedge relating to the Principal Debt and their respective successors and assigns (for purposes hereof, each Lender shall be deemed to have entered into this

Agreement for and on behalf of any Affiliate now or hereafter party to a Financial Hedge relating to the Principal Debt).

         Leverage Ratio means, with respect to the Companies on a combined basis, at any date of determination thereof, the ratio of (a) the Total Debt outstanding on such date to (b) Annualized Operating Cash Flow.

         Lien means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         Litigation means any action by or before any Governmental Authority.

         Loan Documents means (a) this Agreement, the Notes, the Collateral Documents, LCs, and LC Agreements, (b) all Supplemental Credit Documents with respect to Discretionary Loans, (c) all agreements, documents, or instruments in favor of Agents or Lenders ever delivered pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, and
(d) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

         Loan Parties means, on any date of determination, Borrowers and all Guarantors.

         Management Agreements means the management agreements described in
Schedule 7.1, together with each other agreement with respect to the management of CATV Systems of any Restricted Subsidiary, as said management agreements shall, subject to Section 9.27, be modified and supplemented and in effect from time to time, and "Management Agreement" means any one thereof.

         Management Fee Subordination Agreement means a Subordination Agreement between each Manager, the Restricted Borrowers, applicable Restricted Subsidiaries, and the Administrative Agent in substantially the form of Exhibit I, as said Agreement shall be modified and supplemented and in effect from time to time.

         Management Fees means, for any period, the sum of all fees, salaries, awards, bonuses, and other compensation paid or incurred (in each case, whether in cash or otherwise) by the Companies to Affiliates (other than Affiliates that are employees of any Company) in respect of services rendered in connection with the management or supervision of Restricted Borrowers and their Subsidiaries pursuant to Management Agreements.

         Manager means ACC or any Affiliate of ACC, who is a manager pursuant to any Management Agreement.

         Managing Agents means, collectively, ABN AMRO Bank N.V., Bank of Montreal, The Bank of New York, The Bank of Nova Scotia, Citibank, N.A., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland," New York Branch, Credit Lyonnais New York Branch, Credit Suisse First Boston, DLJ Capital Funding, Inc., First Union National Bank, Fleet National Bank, Merrill Lynch Capital Corp., Morgan Stanley Senior Funding, Inc., and SunTrust Bank.

         Material Adverse Event means any set of one or more circumstances or events which, individually or collectively, results in any (a) material impairment of the ability of the Companies (taken as a whole) to perform any payment or other material obligations under the Loan Documents or the ability of Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan

Documents, or (b) material and adverse effect on the business, properties, or condition (financial or otherwise) of the Companies (taken as a whole).

         Maximum Discretionary Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $500,000,000.

         Maximum Amount and Maximum Rate respectively mean, for each Lender, the maximum non- usurious amount and the maximum non-usurious rate of interest which, under applicable Law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligation.

         Minority Pledge Agreement means (a) a Pledge Agreement in substantially the form and upon the terms of Exhibit D-2, executed by any Minority Pledgor; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Minority Pledge Agreement made in accordance with the Loan Documents.

         Minority Pledgor means any owner of a minority interest in any Company.

         Multiemployer Plan means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Loan Party, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Loan Party is making, has made, is accruing, or has accrued, an obligation to make contributions or has, within any of the preceding five plan years, made or accrued an obligation to make contributions.

         Net Cash Proceeds means with respect to any Significant Sale, cash (freely convertible into Dollars) (including, any cash received by way of deferred payment pursuant to a promissory note or otherwise, but only as and when received) received in connection with and as consideration therefor, on or after the date of consummation of such Significant Sale, by any Company from such Significant Sale, after (i) deduction of an amount equal to estimated federal, state, and local Taxes in connection with such Significant Sale and determined in good faith by Restricted Borrowers, (ii) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such Significant Sale (including, without limitation, reasonable attorneys' fees and closing costs incurred in connection with such Significant
Sale), (iii) deduction of appropriate amounts to be provided by any Company as a reserve, in accordance with GAAP, against any liabilities retained by any Company after such Significant Sale, which liabilities are associated with the asset or assets being sold, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such Significant Sale, and (iv) deduction for the amount of any Debt (other than the Obligation) secured by the respective asset or assets being sold, which Debt is required to be repaid as a result of such Significant Sale.

         New Lender is defined in Section 2.4(e).

         Notes means, at the time of any determination thereof, all outstanding and unpaid Revolver Notes, Term Loan Notes, Discretionary Revolver Notes, Discretionary Term Loan Notes, and Unrestricted Borrower Notes.

         Obligation means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Administrative Agent, any other Agent, any Lender, or any Affiliate of any Lender by any Loan Party arising from, by virtue of, or pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including, without limitation, all attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents; provided that, all references to the "Obligation" in the Collateral Documents and in

Sections 3.12, 3.13, and 3.14, shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Financial Hedge relating to the Principal Debt.

         Olympus means Olympus Communications, L.P., a Delaware limited partnership.

         Operating Cash Flow means, for the Companies on a combined basis, and determined in accordance with GAAP, as calculated at any date of determination with respect to the most recently ended fiscal quarter, the sum (without duplication and without giving effect to any extraordinary losses or gains during such period) of (a) net income or deficit from operations during such period, plus (b) to the extent already deducted in computing such net income,
(i) income tax expense; (ii) Interest Expense during such period, (iii) interest on Affiliate Debt during such period, (iv) depreciation, amortization, and other non-cash expense items during such period, in each case adjusted as required to take into account any minority ownership interest; provided, however, in determining Operating Cash Flow:

         (A) No adjustments for minority interests will be required so long as the Minority Pledgors have delivered a Minority Pledge Agreement to Administrative Agent for the benefit of Lenders (in addition, no adjustments shall be required for the first 60 days after the Closing Date, so long as the Minority Pledge Agreements from the Minority Pledgors existing on the Closing Date are delivered to Administrative Agent for the benefit of Lenders within 60 days after the Closing Date);

         (B) In determining Operating Cash Flow, such amount shall be calculated after giving effect to Acquisitions, divestitures, Asset Swaps, or any capital contribution of CATV Systems to any Company (to the extent permitted by the Loan Documents) during such period as if such transactions had occurred on the first day of such period, regardless of whether the effect is positive or negative.

         Parent is defined in Section 6.2.

         Participant is defined in Section 13.12(e).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         Permitted Acquisition means:

                  (a) The Comcast Swap and the Acquisitions of the Cablevision Cleveland CATV Systems and the Prestige Cable CATV Systems; provided, however, that such Acquisitions shall not constitute "Permitted Acquisitions" hereunder unless and until Borrower delivers to Administrative Agent, a Compliance Certificate, certifying compliance with the terms and conditions of the Loan Documents, which sets forth calculations demonstrating pro forma compliance with the financial covenants in Section 9.28 after giving effect to such Acquisition or Asset Swap;

                  (b) Acquisitions and Asset Swaps by any Company, with respect to which each of the following requirements shall have been satisfied:

                           (i) as of the closing of any Acquisition or Asset
                  Swap, the Acquisition or Asset Swap has been approved and recommended by the board of directors or other applicable governing body of the Person to be acquired or from which such business is to be acquired;
                  and

                           (ii) as of the closing of any Acquisition or Asset
                  Swap, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition or Asset Swap.

         Permitted Debt means Debt permitted under Section 9.12 as described in such Section.

         Permitted Liens means Liens permitted under Section 9.13 as described in such Section.

         Person means any individual, entity, or Governmental Authority.

         Pledge Agreement means (a) a Pledge Agreement in substantially the form and upon the terms of Exhibit D-1, executed by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Pledge Agreement made in accordance with the Loan Documents.

         Pole Agreement means any pole attachment agreement or underground conduit use agreement which was entered into in connection with the operation of any CATV System.

         Pole Rental Lease means any lease under which any Loan Party has the right to use telephone or utility poles, conduits or trenches for the purpose of supporting or housing cables of any CATV System owned or operated by any Loan Party or any of their Subsidiaries.

         Potential Default means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default.

         Prestige Cable CATV Systems means the CATV Systems described in that certain Stock Purchase Agreement dated as of December 6, 1999, among Anverse, Inc., Jonathan J. Oscher, Lorraine Oscher McClain, as Trustee, and ACC; and that certain Asset Purchase Agreement dated as of December 6, 1999, between Prestige Communications of NC, Inc. and ACC.

         Prime Rate means the per annum rate of interest established from time to time by Administrative Agent, as its prime rate, which rate may not be the lowest rate of interest charged by Administrative Agent to its customers.

         Principal Debt means, at the time of any determination thereof, the sum of the Revolver Principal Debt, the Term Loan Principal Debt, and the Discretionary Principal Debt.

         Pro Forma Debt Service means, on any date of determination, calculated for the Companies on a combined basis, the sum of (without duplication) (a) Pro Forma Interest Expense determined as of such date of determination, plus (b) commitment fees, plus (c) "scheduled principal payments" (including the current maturities thereof), due on the Total Debt of the Companies for the twelve months following the date of determination. On any date of determination, "scheduled principal payments" under this Agreement shall equal the sum of (i) the aggregate outstanding amount of the Total Revolver Principal Debt plus LC Exposure, net of the Excess Cash Balance on such date of determination, less the Total Revolver Commitment that will be in effect at the end of such period (which amount under this clause (i) shall be deemed to never be less than zero), and (ii) the amount of the Total Term Principal Debt scheduled to be repaid pursuant to Section 3.2 or the applicable Supplemental Credit Documents (as applicable) during such period other than, if applicable, the last scheduled payment of the Term Loan Facility or any Discretionary Term Loans.

         Pro Forma Interest Expense means, on any date of determination, calculated for the Companies on a combined basis, the Interest Expense on the Total Debt of the Companies for the twelve months following the date of determination. The calculation of Pro Forma Interest Expense shall be based on the following: (a) the interest rate used to calculate Interest Expense shall be equal to the weighted average rate of interest in effect on the last day of the fiscal quarter immediately preceding the date of determination, (b) the aggregate amount of Total Revolver Principal Debt existing on the last day of the fiscal quarter immediately preceding the date of determination after giving effect to any prepayments required to be made upon reductions in the Revolver Commitment scheduled to be made during the twelve months following the date of determination under Section 3.2, and (c) the aggregate amount of Total Term Principal Debt existing on the last day of the fiscal quarter immediately preceding the date of determination after giving effect to any prepayments required to be made during the twelve months following the date of determination under Section 3.2.

         Pro Rata or Pro Rata Part, for each Lender, means on any date of determination (a) for purposes of sharing any amount or fee payable to any Lender in respect of a Facility, Subfacility, or Discretionary Loan (as the case may be) the proportion which the portion of the Principal Debt for the applicable Facility, Subfacility, or Discretionary Loan owed to such Lender (whether held directly or through a participation in respect of the LC Subfacility and determined after giving effect thereto) bears to the Principal Debt under the applicable Facility, Subfacility, or Discretionary Loan (as the case may be) owed to all Lenders at the time in question, and (b) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender (whether held directly or through a participation in respect of the LC Subfacility and determined after giving effect thereto) bears to the Principal Debt owed to all Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender's Committed Sums then in effect under the Facilities, Subfacilities, and Discretionary Loans bears to the Total Commitment then in effect.

         Register is defined in Section 13.12(c).

         Regulation D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         Regulation U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         Representatives means representatives, officers, directors, employees, attorneys, and agents.

         Required Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing Date under the Loan Documents, those Lenders holding 51% or more of the Total Commitment, (b) on any date of determination on and after the date of the initial Borrowing Date under the Loan Documents and prior to the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 51% or more of (i) the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans plus (ii) the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans; and (c) on any date of determination on or after the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 51% or more of the sum of Principal Debt plus (without duplication) the LC Exposure.

         Reserve Requirement means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Eurodollar Rate Borrowings, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Rate Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         Responsible Officer of any Person means any senior personnel of such Person as may be duly authorized and designated in writing by such Person to execute documents, agreements, and instruments on its behalf.

         Restricted Borrowers is defined in the preamble to this Agreement.

         Restricted Payment means, collectively, (a) the making of any payments of principal or interest on any Affiliate Debt (other than interest paid in kind), (b) any loans or advances to, equity contributions to, or redemption of equity interests in, any Person other than Companies, (c) any Borrowing by or for account of any Unrestricted Borrower, (d) the retirement or redemption of any stock or other securities of the Companies, and (e) any dividend or distribution on or with respect to the assets, stock, or other securities of any Company other than any dividends or distributions paid to any Company or to any Minority Pledgor who has executed and delivered a Minority Pledge Agreement to Administrative Agent; provided that any merger among Restricted Subsidiaries or of any Restricted Subsidiary into a Restricted Borrower permitted by Section 9.24, shall not be deemed a Restricted Payment.

         Restricted Subsidiary means, at any time of determination, all Subsidiaries of Restricted Borrowers, other than Unrestricted Subsidiaries.

         Revolver Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $1,500,000,000.

         Revolver Commitment Usage means, at the time of any determination thereof, the sum of (a) the aggregate Revolver Principal Debt plus, without duplication, (b) the LC Exposure plus, without duplication, (c) except as provided in Section 5.3, the aggregate Designated Amounts for all Unrestricted Borrowers then in effect.

         Revolver Facility means the credit facility as described in and subject to the limitations set forth in Section 2.1 hereof, including the LC Subfacility.

         Revolver Lenders means, on any date of determination, any Lender that has a Committed Sum under the Revolver Facility.

         Revolver Note means a promissory note in substantially the form of Exhibit A-1, and all renewals and extensions of all or any part thereof.

         Revolver Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Revolver Facility, together with the aggregate unpaid reimbursement obligations of Borrowers in respect of drawings under any LC.

         Rigas Family means John J. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas, Ellen K. Rigas, or any of their respective spouses, estates, or lineal descendants, or any trust created for the direct and sole benefit of any such Persons, or while and to the extent they are serving in such capacity, the executors, administrators, or personal representatives of such Persons.

         Rights means rights, remedies, powers, privileges, and benefits.

         Schedule means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

         Significant Sale means any sale, lease, transfer, or other disposition of any CATV System by any Company to any other Person (other than any sale, lease, transfer, or other disposition contemplated by Section 9.22(f) or (g)).

         Single-Employer Plan means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and established or maintained by any Loan Party, Restricted Subsidiary thereof, or ERISA Affiliate of any Loan Party, but not including any Multiemployer Plan.

         SPC is defined in Section 13.12(h).

         Solvent means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         Subfacilities means, collectively, the LC Subfacility and the Discretionary Loan Subfacilities; Subfacility means, any of the LC Subfacility or any Discretionary Loan Subfacility.

         Subordinated Debt means any Debt of any Company subordinated to the Obligation on terms (including, without limitation, subordination terms) reasonably acceptable to Administrative Agent and its counsel.

         Subsidiary of any Person means (a) any entity of which an aggregate of more than 50% (in number of votes) of the stock, membership interests, or other equity interests is owned of record or beneficially, directly or indirectly, by such Person, or (b) any partnership (limited or general) of which such Person shall at any time be the controlling general partner determined in accordance with GAAP or own more than fifty percent (50%) of the issued and outstanding partnership interests.

         Supermajority Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing Date under the Loan Documents, those Lenders holding 66.67% or more of the Total Commitment (but in no event less than 51% of the Revolver Commitment and 51% of the Term Loan Commitment), (b) on any date of determination on and after the date of the initial Borrowing Date under the Loan Documents and prior to the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 66.67% or more of (i) the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans plus
(ii) the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans (but in no event less than 51% of the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans and 51% of the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans); and (c) on any date of determination on or after the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 66.67% or more of the sum of Principal Debt plus (without duplication) the LC Exposure (but in no event less than 51% of the Total Revolver Principal Debt and 51% of the Total Term Principal Debt).

         Supplemental Credit Documents is defined in Section 2.4(f).

         Syndication Agent means TD Securities (USA) Inc. and its permitted successors or assigns as "Syndication Agent" under the Loan Documents.

         Taxes means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         Termination Date means (a) for purposes of the Revolver Facility and the Discretionary Revolver Facility, the earlier of (i) March 31, 2009, and (ii) the effective date of any other termination, cancellation, or acceleration of all commitments to lend under the Revolver Facility; (b) for purposes of the Term Loan Facility, the earlier of (x) June 30, 2009, and (y) the effective date of any other termination, cancellation, or acceleration of the Term Loan Facility and (c) for purposes of each Discretionary Term Loan, the earlier of
(x) the date agreed upon by the Discretionary Lenders for such Discretionary Term Loan in the related Supplemental Credit Documents (which shall be no earlier than the Termination Date for the Term Loan Facility), and (y) the effective date of any other termination, cancellation, or acceleration of such Discretionary Term Loan.

         Term Loan Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $750,000,000.

         Term Loan Facility means the credit facility as described in and subject to the limitations set forth in Section 2.2 hereof.

         Term Loan Lenders means, on any date of determination, any Lender that has a Committed Sum under the Term Loan Facility or that is owed any Term Loan Principal Debt.

         Term Loan Note means a promissory note substantially in the form of Exhibit A-2, and all renewals and extensions of all or any part thereof.

         Term Loan Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Term Loan Facility.

         Total Commitment means, on any date of determination, the sum of all Committed Sums then in effect for all Lenders in respect of the Revolver Facility, the Term Loan Facility and the Discretionary Loan Subfacility.

         Total Debt means (without duplication), as of any date of determination, the sum of (a) the Debt of the Companies determined on a combined basis, including without limitation, the outstanding amount of all Borrowings of Unrestricted Borrowers, less (b) the Excess Cash Balance on the date of determination, less (c) Debt among Companies and Affiliate Debt.

         Total Revolver Commitment means, on any date of determination, the sum of the Revolver Commitment and the Discretionary Revolver Commitment for all Discretionary Revolver Loans.

         Total Revolver Principal Debt means, on any date of determination, the sum of the Revolver Principal Debt and the Discretionary Revolver Principal Debt under all Discretionary Revolver Loans.

         Total Term Principal Debt means, on any date of determination, the sum of the Term Loan Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans.

         Type means any type of Borrowing determined with respect to the interest option applicable thereto.

         Unrestricted Borrower means any Subsidiary of ACC or other Person controlled by the Rigas Family with business in the communications industry or reasonably related thereto designated by Restricted Borrowers in accordance with
Section 2.1 (a) that enters into supplemental agreements to the Loan Documents to become a Borrower under this Agreement that are acceptable to Administrative Agent in its reasonable discretion and (b) who, prior to or concurrently with becoming an Unrestricted Borrower, satisfies all conditions and requirements set forth in Section 7.2 and on Schedule 7.2; and, for purposes of this definition only, "controlled by" means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract, or otherwise).

         Unrestricted Borrower Note means a note substantially in the form of Exhibit A-5, and all renewals and extensions of all or any part thereof.

         Unrestricted Subsidiary means, at any time of determination, any (a) Subsidiary of any Restricted Borrower that shall have been designated as an "Unrestricted Subsidiary" by the Board of Directors of such Restricted Borrower,
(b) Subsidiary of Unrestricted Borrowers, and (c) Subsidiary of an Unrestricted Subsidiary; provided that, the Boards of Directors of Restricted Borrowers may make such designation of an "Unrestricted Subsidiary" only if (A) immediately before and after giving pro forma effect to such designation, no Default or Potential Default then exists or arises as a result thereof; (B) such designated Unrestricted Subsidiary does not own any capital stock of any Company unless the Unrestricted Subsidiary executes and delivers a Minority Pledge Agreement to Administrative Agent; (C) such designated Unrestricted Subsidiary does not hold a Lien on any assets of any Company; (D) after giving pro forma effect to such designation, any investment of any Company in such Unrestricted Subsidiary would constitute an investment permitted under Section 9.20; (E) no Company shall have issued any guaranty or credit support or be subject to any recourse with respect to the obligations of the designated Unrestricted Subsidiary; and (F) on and after the date such Subsidiary is designated as an Unrestricted Subsidiary, any Debt owed to such designated Unrestricted Subsidiary by any Company shall be Permitted Debt.

         Voting Stock means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         Weighted Average Life to Maturity means, relative to any Debt at any date, the number of years (rounded to the nearest one-twelfth) obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity, or other required payments of principal, including payment of final maturity, in respect thereof, by (ii) the number of years (rounded to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         Wholly-owned when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by Borrowers or one or more of its Wholly-owned Subsidiaries.

         1.2 Number and Gender of Words; Other References. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender,
(b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions, (f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, and (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it.

         1.3 Accounting Principles. Except as otherwise expressly provided herein, all accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If Restricted Borrowers or Required Lenders determine that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, such party may, by written notice to the others and Administrative Agent not later than ten (10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If Restricted Borrowers and Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

SECTION 2         BORROWING PROVISIONS.

         2.1      Revolver Facility.

                  (a) Each Revolver Lender severally, but not jointly, agrees to lend to the Restricted Borrowers, and to the extent designated pursuant to the terms hereof, Unrestricted Borrowers, such Revolver Lender's Commitment Percentage of one or more Borrowings under the Revolver Facility not to exceed such Revolver Lender's Committed Sum under the Revolver Facility, which Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided that, (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date for the Revolver Facility; (b) each such Borrowing shall be in an amount not less than $10,000,000 or a greater integral multiple of $500,000 if a Eurodollar Rate Borrowing, or $5,000,000 or a greater integral multiple of $100,000 if a Base Rate Borrowing; (c) on any date of determination, after giving effect to the requested Borrowing, the Revolver Commitment Usage shall never exceed the Revolver Commitment; (d) on any date of determination, after giving effect to the requested Borrowing, each Revolver Lender's Commitment Percentage (under the Revolver Facility) of the Revolver Commitment Usage shall not exceed such Lender's Committed Sum; (e) on any date of determination, after giving effect to the requested Borrowing, the aggregate amount of Principal Debt outstanding from all Borrowings made to all Unrestricted Borrowers shall not exceed $500,000,000; and (f) on any date of determination, after giving effect to the requested Borrowing, the aggregate amount of Principal Debt outstanding from all Borrowings made to each Unrestricted Borrower shall not exceed the Designated Amount for such Unrestricted Borrower.

                  (b) Restricted Borrowers shall have the right to designate Unrestricted Borrowers by delivering to Administrative Agent a Designation Request, in which Restricted Borrowers designate a Person as an Unrestricted Borrower, certify that such Person satisfies the conditions precedent set forth in Section 7.2, and indicates the amount of the Revolver Commitment that will be made available to such Unrestricted Borrower (the "Designated Amount"), which Designated Amount, when aggregated with all other Designated Amounts for all Unrestricted Borrowers, shall never exceed $500,000,000; provided that there shall be no more than five Unrestricted Borrowers at any one time.

         2.2 Term Loan Facility. Each Term Loan Lender severally, but not jointly, agrees to lend to the Restricted Borrowers in a single Borrowing on the Closing Date such Term Loan Lender's Commitment Percentage of the Term Loan Commitment. If all or any portion of the Term Loan Principal Debt is paid or prepaid, then the amount so repaid may not be reborrowed.

         2.3      LC Subfacility.

                  (a) Conditions. Subject to the terms and conditions of this Agreement and applicable Law, each Issuing Lender agrees to issue LCs upon Restricted Borrowers' application therefor (denominated in Dollars) for the benefit of any Loan Party by delivering to the applicable Issuing Lender and the Administrative Agent a properly completed LC Request and an LC Agreement with respect thereto no later than 11:00 a.m., Dallas, Texas time three Business Days before such LC is to be issued; provided that, (i) on any date of determination and after giving effect to any LC to be issued on such date, the Revolver Commitment Usage shall never exceed the Revolver Commitment then in effect, (ii) on any date of determination and after giving effect to any LC to be issued on such date, the LC Exposure shall never exceed $500,000,000 (as such commitment under the LC Subfacility may be reduced or canceled as herein provided), (iii) at the time of issuance of such LC, no Default or Potential Default shall have occurred and be continuing, and (iv) each LC must expire no later than the earlier of the 5th day prior to the Termination Date for the Revolver Facility or one year from its issuance; provided that, any LC may provide for automatic renewal for successive periods of up to one year (but no renewal period may extend beyond the 5th day prior to the Termination Date for the Revolver Facility) unless the applicable Issuing Lender has given prior notice to the applicable beneficiary of its election not to extend such LC.

                  (b) Participations. Immediately upon the issuance by the applicable Issuing Lender of any LC, the applicable Issuing Lender shall be deemed to have sold and transferred to each other Revolver Lender, and each other such Revolver Lender shall be deemed irrevocably and unconditionally to have purchased and received from the applicable Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Revolver Lender's Commitment Percentage (based upon the Revolver Facility), in such LC, the LC Agreement related thereto, and all Rights of the applicable Issuing Lender in respect thereof (other than Rights to receive certain fees provided for in Section 5.4(b)).

                  (c) Reimbursement Obligation. To induce the applicable Issuing Lender to issue and maintain LCs and to induce Revolver Lenders to participate in issued LCs, Restricted Borrowers agree to pay or reimburse the applicable Issuing Lender (i) on the date on which Issuing Lender makes any payments under any LC, an amount equal to the amount of such payment by the applicable Issuing Lender under such LC and (ii) promptly, upon demand, the amount of any fees (in addition to the fees described in Section 5) which the applicable Issuing Lender customarily charges to a Person similarly situated in the ordinary course of its business for amending LC Agreements, for honoring drawings under letters of credit, and taking similar action in connection with letters of credit. If Restricted Borrowers have not reimbursed the applicable Issuing Lender for any payments made or to be paid upon demand therefor by the applicable Issuing Lender, the applicable Issuing Lender shall promptly notify Administrative Agent, who is hereby irrevocably authorized to fund such reimbursement obligations as a Base Rate Borrowing under the Revolver Facility to the extent of availability under the Revolver Facility and if the conditions precedent in this Agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to Administrative Agent's knowledge, been satisfied. The proceeds of such Borrowing under the Revolver Facility shall be

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



         advanced directly to the applicable Issuing Lender in payment of Restricted Borrowers' unpaid reimbursement obligation. If for any reason, funds cannot be advanced under the Revolver Facility, then Restricted Borrowers' reimbursement obligation shall continue to be due and payable. Restricted Borrowers' obligations under this Section 2.3(c) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which any Restricted Borrower may have at any time against Administrative Agent or any other Person. From the date that the applicable Issuing Lender makes a payment under an LC until the related reimbursement obligation of the Restricted Borrowers is paid or funded by proceeds of a Borrowing, unpaid reimbursement obligations shall accrue interest at the Default Rate, which accrued interest shall be payable on demand.

                  (d) General. The applicable Issuing Lender shall promptly notify the Restricted Borrowers and Administrative Agent of the date and amount of any demand for payment or drawing under any LC (but failure to give any such notice shall not affect Restricted Borrowers' obligations under this Agreement). The applicable Issuing Lender shall pay the requested amount upon demand for payment or drawing unless such demand on its face does not comply with the terms of the applicable LC. When making payment, the applicable Issuing Lender may disregard (i) any default or potential default that exists under any other agreement and (ii) the obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and the applicable Issuing Lender shall not be liable for any obligation of any Person thereunder). Restricted Borrowers' reimbursement obligations to the applicable Issuing Lender and Revolver Lenders, and each Revolver Lender's obligations to the applicable Issuing Lender, under this
         Section 2.3 are absolute and unconditional irrespective of, and the applicable Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements which appear appropriate on their face (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Loan Party with or any Loan Party's claims, setoffs, defenses, counterclaims, or other Rights against the applicable Issuing Lender, Administrative Agent, any Revolver Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this Section 2.3 constitutes a waiver of the Rights of any Restricted Borrower or any Revolver Lender to assert any claim or defense based upon the gross negligence or willful misconduct of the applicable Issuing Lender. To the extent any Revolver Lender has funded its ratable share of any payment or drawing under an LC, then the applicable Issuing Lender shall promptly distribute reimbursement payments received from any Restricted Borrower to such Revolver Lender according to its ratable share. In the event any payment by any Restricted Borrower received by the applicable Issuing Lender with respect to an LC and distributed to Revolver Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from the applicable Issuing Lender in connection with any receivership, liquidation, or bankruptcy proceeding, each Revolver Lender which received such distribution shall, upon demand by the applicable Issuing Lender, contribute such Revolver Lender's ratable portion of the amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the applicable Issuing Lender upon the amount required to be repaid by it.

                  (e) Obligation of Lenders. If Restricted Borrowers fail to reimburse the applicable Issuing Lender as provided in Section 2.3(c) upon demand therefor by the applicable Issuing Lender and funds cannot be advanced under the Revolver Facility to satisfy the reimbursement obligations, then the applicable Issuing Lender shall promptly notify each Revolver Lender of Restricted Borrowers' failure, of the date and amount of the drawing paid, and of such Revolver Lender's Commitment Percentage (based upon the Revolver Facility) thereof. Each Revolver Lender shall promptly and unconditionally fund its participation interest in such unreimbursed drawing by making available to the applicable Issuing Lender in immediately available funds such Revolver Lender's Commitment Percentage (based upon the Revolver Facility) of the unreimbursed drawing. Funds are due and payable to the applicable Issuing Lender on or before the close of business on the Business Day when the applicable Issuing Lender gives notice to each Revolver Lender of Restricted Borrowers' reimbursement failure (if given prior to 11:00 a.m., Dallas, Texas time) or on the next succeeding Business Day (if notice was given after 11:00 a.m., Dallas, Texas time). All amounts payable by any Revolver Lender shall accrue interest at the Federal Funds Rate from the day the applicable payment or drawing is paid by the applicable Issuing Lender to (but not including) the date the amount is paid by the Revolver Lender to the applicable Issuing Lender.

                  (f) Duties of Issuing Lender. Each Issuing Lender agrees with each Revolver Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Issuing Lender's sole liability to each Revolver Lender with respect to such LCs (other than liability arising from the gross negligence or willful misconduct of such Issuing Lender) shall be to distribute promptly to each Revolver Lender who has acquired a participating interest therein such Revolver Lender's ratable portion of any payments made to such Issuing Lender by Restricted Borrowers pursuant to Section 2.3(c). Each Revolver Lender and Restricted Borrower agree that, in paying any draw under any LC, no Issuing Lender shall have any responsibility to obtain any document (other than any documents required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering any such document. Issuing Lenders, Revolver Lenders, and their respective Representatives shall not be liable to any other Lender or any Loan Party for any LCs use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by any Issuing Lender or any of its Representatives under or in connection with any LC, applicable demands for payment or drawing, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with such Laws as such Issuing Lender or any of its Representatives may deem applicable and in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits issued by the International Chamber of Commerce, as in effect on the date of issue of such LC, shall be binding upon the Loan Parties and Lenders and shall not place any Issuing Lender or any of its Representatives under any resulting liability to any Loan Party or any Lender.

                  (g) Cash Collateral. On the Termination Date for the Revolver Facility, or on any date that the LC Exposure exceeds the then-effective commitment under the LC Subfacility, or upon any demand by Administrative Agent or any Issuing Lender upon the occurrence and during the continuance of a Default, Restricted Borrowers shall provide to Administrative Agent, for the benefit of Revolver Lenders, (i) cash collateral in Dollars in an amount equal to 100% of the LC Exposure existing on such date, such cash and all interest thereon shall constitute cash collateral for all LCs, and (ii) such additional cash collateral as Administrative Agent or any Issuing Lender may from time to time require, so that the cash collateral amount shall at all times equal or exceed 100% the LC Exposure. Any cash collateral deposited under this clause (g), and all interest earned thereon, shall be held by Administrative Agent and invested and reinvested at the expense and the written direction of Restricted Borrowers, in U.S. Treasury Bills with maturities of no more than ninety (90) days from the date of investment.

                  (h) Indemnification. Restricted Borrowers shall protect, indemnify, pay, and save each Issuing Lender, Administrative Agent, and each Lender harmless from and against any and all claims, demands, liabilities, damages, or losses of, or owed to third parties (including any of the foregoing arising from the negligence of any Issuing Lender, Administrative Agent, Lenders, or their respective representatives), and any and all related costs, charges, and expenses (including reasonable attorneys' fees), which any Issuing Lender, Administrative Agent, or any Lender may incur or be subject to as a consequence, direct or indirect, of

         (A) the issuance of any LC, (B) any dispute about an LC, or (C) the failure of any Issuing Lender to honor a demand for payment or drawing under such LC as a result of any act or omission (whether right or wrong) of any present or future Governmental Authority. However, no Person is entitled to indemnity hereunder for its own gross negligence or willful misconduct. The foregoing indemnity provisions shall survive the satisfaction and payment of the Obligation and termination of this Agreement.

                  (i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, Restricted Borrowers' reimbursement obligation with respect to payments or drawings under any LC shall be deemed part of the Obligation, and in the event of any conflict between the terms of this Agreement and any LC Agreement, the terms of this Agreement shall be controlling.

         2.4      Discretionary Facility.

                  (a) Discretionary Facility and Discretionary Loan Subfacilities. So long as no Default or Potential Default under the Loan Documents then exists or arises as a result of any Discretionary Loan (or commitment therefor or Borrowing thereunder), then subject to the terms and conditions of this Section 2.4, on and after the Closing Date (but prior to June 30, 2003, for Discretionary Revolver Loans), Restricted Borrowers may request from time to time, that Lenders commit to make one or more Discretionary Loans (in an amount of not less than $100,000,000 or a greater integral multiple of $10,000,000 or such lesser amount as may be available under the Maximum Discretionary Commitment) under one or more of the following Discretionary Loan
         Subfacilities:

                           (i) Discretionary Revolver Subfacility pursuant to
                  which one or more Discretionary Revolver Loans (and Borrowings thereunder) may be made by one or more Discretionary Lenders committing to such Discretionary Revolver Loan, so long as (A) one or more Discretionary Lenders commit to each such Discretionary Revolver Loan in accordance with the procedures set forth in Sections 2.4(c) and 2.4(d) hereof; (B) on the date commitments for each such Discretionary Revolver Loan are effective and on each Borrowing Date thereunder, (x) the sum of the aggregate Committed Sums of all Discretionary Lenders for all other Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt (or unfunded Committed Sums for any Discretionary Term Loan) under all Discretionary Term Loans does not exceed (y) the Maximum Discretionary Commitment; (C) each Discretionary Revolver Loan shall terminate on the Termination Date for the Revolver Facility;
                  (D) the interest rates for Borrowings under each Discretionary Revolver Loan shall be identical to the applicable interest rates for Borrowings under the Revolver Facility; and (E) Borrowings under each Discretionary Revolver Loan shall be made, prepaid, and repaid on identical terms as Borrowings under the Revolver Facility.

                           (ii) Discretionary Term Loan Subfacility pursuant to
                  which one or more Discretionary Term Loans (and Borrowings thereunder) may be made by one or more Discretionary Lenders committing to such Discretionary Term Loan, so long as (A) one or more Discretionary Lenders commit to each such Discretionary Term Loan in accordance with the procedures set forth in Sections 2.4(c) and 2.4(d) hereof; (B) on the date commitments for each such Discretionary Term Loan are effective and on each Borrowing Date thereunder, (x) the sum of the aggregate Committed Sums of all Discretionary Lenders for all Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt (or unfunded Committed Sums for any Discretionary Term Loan) under all Discretionary Term

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



                  Loans does not exceed (y) the Maximum Discretionary Commitment; (C) such Discretionary Term Loan shall not terminate on a date earlier than the Termination Date for the Term Loan Facility and shall terminate on the date specified in the applicable Supplemental Credit Documents; (D) the interest rates for Borrowings under each Discretionary Term Loan shall be Eurodollar Rate Borrowings or Base Rate Borrowings with an Applicable Margin to be specified in the Supplemental Credit Documents for such Discretionary Term Loan; (E) Borrowings under each Discretionary Term Loan shall be made and prepaid on terms no more restrictive than Borrowings under the Term Loan Facility; and (F) Borrowings under each Discretionary Term Loan shall be amortized in accordance with the amortization schedule specified in the applicable Supplemental Credit Documents; provided that the scheduled amortization of any Discretionary Term Loan Principal Debt under any Discretionary Term Loan must provide for a Weighted Average Life to Maturity for such Discretionary Term Loan that is equal to or longer than the Weighted Average Life to Maturity for the Term Loan Facility (determined as of the date such Discretionary Term Loan is advanced).

         No Lender shall be obligated to consent, to commit, or to agree to commit, to any request for Discretionary Loans, and the consent by any Lender to such request shall not be deemed to be a commitment to lend under the Discretionary Facility, which commitment shall only be made and evidenced in accordance with the procedures set forth in Section 2.4(d).

                  (b) Purpose of Borrowings under Discretionary Facility. The proceeds of each Borrowing under the Discretionary Facility may only be used by Borrowers for the purposes of: (i) financing in whole or in part Acquisitions, and (ii) financing working capital or general limited liability company, partnership, and corporate purposes of the Loan Parties.

                  (c) Discretionary Loan Requests. So long as no Default or Potential Default under the Loan Documents then exists or arises as a result of any Discretionary Loan (or commitment therefor or Borrowing thereunder), Restricted Borrowers may request from time to time on and after the Closing Date (but prior to June 30, 2003, for Discretionary Revolver Loans), subject to the other terms and conditions hereof, that Lenders commit to make Borrowings to Borrowers under one or more discretionary loans (each, a "Discretionary Loan"), by giving written notice thereof to Administrative Agent (a "Discretionary Loan Request"), (i) specifying the Discretionary Loan Subfacility under which such Discretionary Loan is requested; (ii) specifying the amount of the requested Discretionary Loan under the Discretionary Facility (which amount shall be no less than $100,000,000 or a greater integral multiple of $10,000,000 or such lesser amount as may be available under the Maximum Discretionary Commitment); and (iii) designating the date on which the proposed Discretionary Loan is to be effective. Upon receipt of any such Discretionary Loan Request and such other information as Administrative Agent shall reasonably request in connection therewith, Administrative Agent shall promptly notify the Lenders of such Discretionary Loan Request and shall request commitments from Lenders with respect thereto (a "Commitment Request"), which Commitment Request shall be made within 10 Business Days after receipt of all such information by Administrative Agent. No Lender shall be obligated to commit pursuant to any Commitment Request.

                  (d) Discretionary Loan Commitments. Together with each Discretionary Loan Request, Restricted Borrowers shall deliver to Administrative Agent, with sufficient copies for each Lender, such additional information as Administrative Agent or any Lender shall request. Within thirty (30) calendar days after receipt of a Commitment Request (or such lesser period of time as set forth in such Commitment Request, but in no event less than 5 calendar days), each Lender interested in making a commitment to lend with respect to the Commitment Request shall notify Administrative Agent and Restricted Borrowers of its intent to so commit and the maximum amount of its proposed commitment to lend (such notice being a "Commitment Notice"). Thereafter, after consultation with Restricted

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



         Borrowers, Administrative Agent shall advise each Lender submitting a Commitment Notice of the allocated amount of such Lender's Discretionary Commitment for the related Discretionary Loan and designate the date upon which such Discretionary Loan shall be effective (the "Discretionary Loan Effective Date"); provided, however, that the Discretionary Loan Effective Date shall be on or prior to June 30, 2003 (for Discretionary Revolver Loans).

                  (e) Additional Discretionary Lenders. If the aggregate amount of the Discretionary Commitments for any requested Discretionary Loan received from the Lenders does not equal or exceed the amount requested in the Commitment Request for such Discretionary Loan, then Restricted Borrowers shall have the Right to add one or more financial institutions (so long as such financial institutions qualify as Eligible Assignees) as Lenders (as used in this Section 2.4, a "New Lender"). Any addition of a New Lender must be effected by an amendment that is executed in accordance with Section 13.10 by Restricted Borrowers, Administrative Agent, and such New Lender who has committed to a Discretionary Commitment for the requested Discretionary Loan. Upon the execution of such amendment, Schedule 2.1 shall be revised to reflect the addition of each New Lender. Each New Lender providing a Discretionary Commitment for any requested Discretionary Loan shall be a "Discretionary Lender" and a "Lender" hereunder, entitled to the Rights and benefits, and subject to the duties, of an Discretionary Lender and a Lender under the Loan Documents.

                  (f) Supplemental Credit Documents. Each Discretionary Loan (i) will be subject to the terms and conditions of this Agreement and (ii) will be secured and guaranteed by the Collateral Documents and the Guaranties. The Discretionary Commitment of each Discretionary Lender with respect to each Discretionary Loan will be subject, among other things, to (A) obtaining agreement with Restricted Borrowers as to the fronting fees or other applicable fees payable in respect of such Discretionary Loan, (B) to the extent any New Lenders are party to such Discretionary Loan, execution and delivery of all necessary amendments referred to in Section 2.4(e), and (C) the execution and delivery by the Loan Parties and each Discretionary Lender party to the respective Discretionary Loan, as appropriate, of all documents reasonably requested by the applicable Discretionary Lenders to evidence and effect the applicable Discretionary Loan, including, without limitation, a supplement to this Agreement memorializing, among other things, the amount of the Discretionary Loan, the Discretionary Lenders, the respective Discretionary Commitments of such Discretionary Lenders, the Discretionary Loan Effective Date for such Discretionary Loan, and solely with respect to each Discretionary Term Loan, the scheduled principal amortization, the applicable interest rates, and the applicable Termination Date for such Discretionary Term Loan (collectively, the "Supplemental Credit Documents"), which Supplemental Credit Documents shall be accepted and acknowledged by Administrative Agent.

                  (g) Discretionary Loans and Borrowings. With respect to each Discretionary Loan and subject to the terms and conditions of the Loan Documents and the applicable Supplemental Credit Documents for such Discretionary Loan, each Discretionary Lender holding a Discretionary Commitment for the applicable Discretionary Loan, severally, but not jointly, agrees to lend to Borrowers such Discretionary Lender's Commitment Percentage of one or more Borrowings under such Discretionary Loan not to exceed such Discretionary Lender's Committed Sum for the applicable Discretionary Loan; provided that, (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date for the applicable Discretionary Loan; (b) on any date of determination, the aggregate Borrowings advanced by any Discretionary Lender under the applicable Discretionary Loan shall never exceed such Discretionary Lender's Discretionary Commitment for such Discretionary Loan; and (c) on any date of determination, the aggregate Borrowings advanced under this Agreement to all Unrestricted Borrowers shall never exceed $500,000,000. Borrowings under each Discretionary Loan shall be made in

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



         accordance with the procedures set forth in Section 2.6 and shall be subject to all terms and conditions of the Loan Documents including, without limitation, Section 7.3.

         2.5      Terminations or Reductions of Commitments.

                  (a) Voluntary Commitment Reduction. Without premium or penalty, and upon giving not less than three Business Days prior written and irrevocable notice to Administrative Agent, Restricted Borrowers may terminate in whole or in part the unused portion of the Total Revolver Commitment or the commitment under the LC Subfacility; provided that: (i) each partial termination of the Total Revolver Commitment shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; each partial termination of the commitment under the LC Subfacility shall be in an amount of not less than $1,000,000 or a greater integral multiple of $250,000; (ii) on any date of determination, the amount of the Revolver Commitment may not be reduced below the Revolver Commitment Usage; the amount of any Discretionary Revolver Commitment for any Discretionary Revolver Loan may not be reduced below the Discretionary Revolver Principal Debt for such Discretionary Revolver Loan; and the commitment under the LC Subfacility shall not be reduced below the LC Exposure; and (iii) each reduction of the Total Revolver Commitment shall be allocated ratably among the Revolver Commitment and the Discretionary Revolver Commitment under all Discretionary Revolver Loans (for purposes hereof, "ratably" shall mean the proportion that the Revolver Commitment or the Discretionary Revolver Commitment under each Discretionary Revolver Loan bears to the Total Revolver Commitment). Concurrently with any reduction in any Discretionary Revolver Commitment for any Discretionary Revolver Loan, the Maximum Discretionary Commitment shall be reduced by a like amount. At the time of any commitment termination under this Section 2.5, Restricted Borrowers shall pay to Administrative Agent, for the account of each Revolver Lender or each Discretionary Revolver Lender, as applicable, any amounts that may then be due under Section 3.3(d), all accrued and unpaid fees then due and payable under this Agreement, the interest attributable to the amount of that reduction, and any related Consequential Loss. Any part of the Revolver Commitment, the Discretionary Revolver Commitment for any Discretionary Revolver Loan, the Maximum Discretionary Commitment, or the commitment under the LC Subfacility that is terminated may not be reinstated.

                  (b) Mandatory Commitment Reductions. To the extent of any payment or reduction of the Total Revolver Principal Debt pursuant to
         Section 3.3(b), the Revolver Commitment or such Discretionary Revolver Commitment for the applicable Discretionary Revolver Loan (as the case may be) shall be reduced by the amount of such payment, and each Revolver Lender's Committed Sum under the Revolver Facility or each Discretionary Revolver Lender's Committed Sum under the applicable Discretionary Revolver Loan (as the case may be) shall be ratably reduced by such amount.

                  (c) Additional Reductions. The commitment under the LC Subfacility shall each be reduced from time to time on the date of any mandatory or voluntary reduction of the Revolver Commitment by the amount, if any, by which either such Subfacility exceeds the Revolver Commitment after giving effect to such reduction of the Revolver Commitment.

                  (d) Ratable Allocation of Revolver Commitment Reductions. Each reduction of the Revolver Commitment or the Discretionary Revolver Commitment for any Discretionary Revolver Loan under this Section 2.5 shall be allocated among the Revolver Lenders and the Discretionary Revolver Lenders for the applicable Discretionary Revolver Loan(as applicable) in accordance with their respective Commitment Percentages under the Revolver Facility or the applicable Discretionary Revolver Loan (as applicable).

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



         2.6 Borrowing Procedure. The following procedures apply to all Borrowings (other than Borrowings pursuant to Section 2.3(c)):

                  (a) Borrowing Request. Any Borrower may request a Borrowing by making or delivering a Borrowing Notice to Administrative Agent requesting that Lenders fund a Borrowing on a certain date (the "Borrowing Date"), which Borrowing Notice (i) shall be irrevocable and binding on Borrowers, (ii) shall specify the Facility or Facilities (or in the case of Discretionary Loans, the Discretionary Loan or Loans under which such Borrowing is being made), (iii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Rate Borrowings) Interest Period, (iv) must be signed by the requesting Borrower and concurred to by each other Restricted Borrower,
         (v) must specify the Borrower or Borrowers which are to receive all or any portion of such Borrowing and the amount of such Borrowing to be advanced to such Borrower or Borrowers; and (vi) must be received by Administrative Agent no later than 11:00 a.m., Dallas, Texas time on the third Business Day preceding the Borrowing Date for any Eurodollar Rate Borrowing or 10:00 a.m., Dallas, Texas time on the same Business Day for any Base Rate Borrowing. Administrative Agent shall timely notify each Lender with respect to each Borrowing Notice.

                  (b) Funding. Each Lender shall remit its Commitment Percentage for the relevant Facility or Discretionary Loan of each requested Borrowing to Administrative Agent's principal office in Dallas, Texas, in funds which are or will be available for immediate use by Administrative Agent by 12:00 p.m., Dallas, Texas, time on the applicable Borrowing Date. Subject to receipt of such funds, Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by Borrower or waived by the requisite Lenders under Section 13.10) make such funds available to Borrowers by causing such funds to be deposited to the account designated to Administrative Agent by Restricted Borrowers.

                  (c) Funding Assumed. Absent contrary written notice from a Lender, Administrative Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to Administrative Agent on the applicable Borrowing Date, and Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrowers a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to Administrative Agent on the applicable Borrowing Date, Administrative Agent may recover the applicable amount on demand, (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrowers. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by Section 2.6(b); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

SECTION 3         TERMS OF PAYMENT.

         3.1      Loan Accounts, Notes, and Payments.

                  (a) Loan Accounts; Noteless Transaction. The Principal Debt owed to each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by Administrative Agent (including, without limitation, the Register) and each Lender shall be prima facie evidence absent manifest error of the amount of the Borrowings made by Borrowers from each Lender under this Agreement (and the Facilities, Subfacilities, and Discretionary Loans thereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of Borrowers under the Loan Documents to pay any amount owing with respect to the Obligation.

                  (b) Notes. Upon the request of any Lender, made through Administrative Agent, the Principal Debt owed to such Lender may be evidenced by one or more of the following Notes (as the case may be):
         (i) a Revolver Note (with respect to Revolver Principal Debt); (ii) a Term Loan Note (with respect to Term Loan Principal Debt); (iii) for each Discretionary Revolver Loan, a Discretionary Revolver Note; (iv) for each Discretionary Term Loan, a Discretionary Term Note, and (v) a Unrestricted Borrower Note to be executed by each Unrestricted Borrower and the Restricted Borrowers with respect to such Unrestricted Borrower's Designated Amount. In such event, Restricted Borrowers or Unrestricted Borrowers (as applicable) shall promptly prepare, execute, and deliver to such Lender such Note payable to the order of such Lender.

                  (c) Payment. All payments of principal, interest, and other amounts to be made by Borrowers under this Agreement and the other Loan Documents shall be made to Administrative Agent at its principal office in Dallas, Texas in Dollars and in funds which are or will be available for immediate use by Administrative Agent by 1:00 p.m., Dallas, Texas time on the day due, without setoff, deduction, or counterclaim. Payments made after 1:00 p.m., Dallas, Texas time shall be deemed made on the Business Day next following. Administrative Agent shall pay to each Lender any payment of principal, interest, or other amount to which such Lender is entitled hereunder on the same day Administrative Agent shall have received the same from Borrowers; provided such payment is received by Administrative Agent prior to 1:00 p.m., Dallas, Texas time, and otherwise before 1:00 p.m., Dallas, Texas time on the Business Day next following.

                  (d) Payment Assumed. Unless Administrative Agent has received notice from Borrowers prior to the date on which any payment is due under this Agreement that Borrowers will not make that payment in full, Administrative Agent may assume that Borrowers have made the full payment due and Administrative Agent may, in reliance upon that assumption, cause to be distributed to the appropriate Lender on that date the amount then due to such Lenders. If and to the extent Borrowers do not make the full payment due to Administrative Agent, each Lender shall repay to Administrative Agent on demand the amount distributed to that Lender by Administrative Agent together with interest for each day from the date that Lender received payment from Administrative Agent until the date that Lender repays Administrative Agent (unless such repayment is made on the same day as such distribution), at an annual interest rate equal to the Federal Funds Rate.

         3.2      Interest and Principal Payments.

                  (a) Interest. Accrued interest on each Eurodollar Rate Borrowing is due and payable on the last day of its respective Interest Period and on the Termination Date for the applicable Facility or Discretionary Loan, as applicable; provided that, if any Interest Period is greater than three months, then accrued interest is also due and payable on the three month anniversary of the date on which such Interest Period commences and on each three month anniversary thereafter, as well as on the last day of such Interest Period. Accrued interest on each Base Rate Borrowing shall be due and payable on the last Business Day of each March, June, September, and December, and on the Termination Date for the applicable Facility or Discretionary Loan, as applicable.

                  (b) Revolver Principal Debt and the Discretionary Revolver Principal Debt. Subject to the provisions of Section 3.3(d), the Revolver Commitment shall reduce quarterly by the amounts indicated below, commencing on September 30, 2003, and continuing thereafter on the last Business

         Day of each March, June, September, and December, with the Revolver Commitment Reduced to $0 on the Termination Date for the Revolver Facility in accordance with the following schedule:


         Reduction Periods                 Reduction Amount

=================================== ==============================
September 30, 2003,                         $45,000,000.00
through and including
September 30, 2004
----------------------------------- ------------------------------
December 31, 2004,                          $63,750,000.00
through and including
September 30, 2007
December 31, 2007,                          $82,500,000.00
through and including
December 31, 2008
----------------------------------- ------------------------------
March 31, 2009                              $97,500,000.00
----------------------------------- ------------------------------

                  (c) Term Loan Principal Debt. The Term Loan Principal Debt is due and payable in quarterly installments in the principal amounts indicated in the table below, commencing on June 30, 2003, and continuing thereafter on the last Business Day of each March, June, September, and December, with the final payment due on the Termination Date for the Term Loan Facility, in accordance with the following amortization schedule:


          Payment Periods               Principal Installments

=================================== ==============================
June 30, 2003, through and                  $1,875,000.00
including March 31, 2009
----------------------------------- ------------------------------
June 30, 2009                              $705,000,000.00
=================================== ==============================

         3.3      Prepayments.

                  (a) Optional Prepayments. Except as set forth herein, after giving Administrative Agent advance written notice of the intent to prepay, Restricted Borrowers (and with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers) may voluntarily prepay all or any part of the Total Revolver Principal Debt or the Total Term Principal Debt, from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by Administrative Agent by 11:00 a.m., Dallas, Texas time, three Business Days preceding the date of prepayment of any Eurodollar Rate Borrowing or 10:00 a.m., Dallas, Texas time on the same Business Day of any prepayment of any Base Rate Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 or a greater integral multiple of $1,000,000 thereof or such lesser amount as may be outstanding under the applicable Facility or Discretionary Loan; (iii) any Eurodollar Rate Borrowing may only be prepaid at the end of an applicable Interest Period (unless Restricted Borrowers pay the amount of any Consequential Loss); and (iv) Borrowers shall pay any related Consequential Loss within ten (10) days after demand therefor. Conversions under Section 3.11 are not prepayments. Each notice of prepayment shall specify the prepayment date, the applicable Facility, Subfacility, or Discretionary Loan being prepaid, and the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of

         Restricted Borrowers to make a prepayment on the date stated therein, together with (unless such prepayment is made with respect to a Base Rate Borrowing) accrued and unpaid interest to the date of such payment on the aggregate principal amount prepaid.

                           (i) Total Revolver Principal Debt. Any voluntary
                  prepayment of the Total Revolver Principal Debt shall be applied ratably to the Revolver Principal Debt and the Discretionary Revolver Principal Debt under each Discretionary Revolver Loan and shall be allocated Pro Rata to each Revolver Lender and Discretionary Revolver Lender (for purposes hereof, "ratably" shall mean the proportion that the Revolver Principal Debt or Discretionary Revolver Principal Debt under all Discretionary Revolver Loans bears to the Total Revolver Principal Debt). Unless a Default or Potential Default has occurred and is continuing (or would arise as a result thereof), any payment or prepayment of the Total Revolver Principal Debt may be reborrowed by Borrowers, subject to the terms and conditions of the Loan Documents.

                           (ii) Term Loan Principal Debt or Discretionary Term
                  Loan Principal Debt. Any voluntary prepayment of the Term Loan Principal Debt or the Discretionary Term Loan Principal Debt under any Discretionary Term Loan shall be applied to the applicable loan and shall be repaid as specified by Restricted Borrowers (and with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers). All voluntary prepayments of the Term Loan Facility and any Discretionary Term Loan shall be allocated Pro Rata to each Term Loan Lender and each Discretionary Term Loan Lender under the applicable Discretionary Term Loan.

                  (b) Mandatory Prepayments from Net Cash Proceeds. Until such time as the Principal Debt has been repaid in full and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans terminated in full, the Principal Debt shall be permanently prepaid in the amounts and upon the occurrence of any of the following events:

                           (i) If any portion of the Net Cash Proceeds realized
                  by any Company from any Significant Sale (including any deferred purchase price therefor and any Net Cash Proceeds of any asset disposition which constitutes a Significant Sale as a result of aggregation with other asset dispositions in the same calendar year) has not been reinvested in similar assets of any Company within 12 months from the receipt by any Company of such Net Cash Proceeds (including receipt of any deferred payments for any such Significant Sale or portion thereof, if and when received) and if no Default or Potential Default exists or arises as a result of any such Significant Sale, then on the day following the 12th month after receipt of such Net Cash Proceeds, the Principal Debt shall be permanently prepaid (and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans reduced to the extent required in this Section 3.3(b)), in the order and manner specified herein, by an amount equal to 100% of all such Net Cash Proceeds not reinvested in like assets of any Company.

                           (ii) At any time a Default or Potential Default
                  exists or arises after giving effect to any Significant Sale, then, concurrently with such Significant Sale (including any asset disposition which constitutes a Significant Sale as a result of aggregation with other asset dispositions in the same calendar year), the Principal Debt shall be permanently prepaid and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans reduced, in the order and manner specified in Section 3.12(b), by an amount equal to 100% of the Net Cash Proceeds realized by such Company from any such Significant Sale.

                           (iii) If any Company is required to apply (or offer
                  to apply) any Net Cash Proceeds from any sale of assets (even if such sale is not a Significant Sale) to repayment of any Debt (other than the Obligation) or to any mandatory redemption of equity interests, unless such Company pays or commits to pay all or a part of such Net Cash Proceeds to payment of the Principal Debt on or prior to a particular date, then at least fifteen (15) days prior to the date such repayment or offer of repayment is required to be made on such other Debt, such Company shall permanently prepay the Principal Debt in the order and manner specified herein by an amount equal to the amount that will excuse the Company from making such repayment or offer of repayment under such other Debt.

         Each commitment reduction or prepayment under this Section 3.3(b) shall be applied as specified by Restricted Borrowers to the Term Loan Principal Debt, the Discretionary Term Loan Principal Debt under a specified Discretionary Term Loan, or the Total Revolver Principal Debt unless a Default or Potential Default then exists or arises as a result therefrom (whereupon the provisions of Section 3.12(b) shall apply); provided, however, that (i) any prepayments of the Term Loan Principal Debt shall be applied ratably to each unpaid installment of the Term Loan Principal Debt and shall be allocated Pro Rata to each Term Loan Lender; (ii) any prepayments of the Discretionary Term Loan Principal Debt under any Discretionary Term Loan shall be applied ratably to each unpaid installment of Discretionary Term Loan Principal Debt under such Discretionary Term Loan and shall be allocated Pro Rata to each Discretionary Term Loan Lender under such Discretionary Term Loan; and
         (iii) any prepayment of the Total Revolver Principal Debt shall be applied ratably to the Total Revolver Principal Debt and shall be allocated Pro Rata to each Revolver Lender and Discretionary Revolver Lender (for purposes hereof, "ratably" for each mandatory prepayment under the Revolver Facility or any Discretionary Revolver Loan, on any date of determination, shall mean the proportion that the Revolver Principal Debt or Discretionary Revolver Principal Debt under each Discretionary Revolver Loan bears to the Total Revolver Principal
         Debt).

                  (c) Revolver Facilities Mandatory Payments/Reductions. On any date of determination if the Revolver Commitment Usage exceeds the Revolver Commitment then in effect, any Discretionary Revolver Principal Debt for any Discretionary Revolver Loan exceeds the Discretionary Revolver Commitment for such Discretionary Revolver Loan (including as a result of any Revolver Commitment or Discretionary Revolver Commitment reduction pursuant to Section 3.3(b)), then Borrowers (limited in the case of an Unrestricted Borrower, to the amount for which it is liable hereunder) shall make a mandatory prepayment of the Revolver Principal Debt or the Discretionary Revolver Principal Debt for the applicable Discretionary Loan, as the case may be, in at least the amount of such excess, together with (x) all accrued and unpaid interest on the principal amount so prepaid and (y) any Consequential Loss arising as a result thereof; provided that, on any such reduction date, if no Revolver Principal Debt is then outstanding, but the LC Exposure exceeds the Revolver Commitment, then Restricted Borrowers shall provide to Administrative Agent, for the benefit of Revolver Lenders, cash collateral in Dollars in an amount at least equal to 100% of such excess. All mandatory prepayments or commitment reductions under the Revolver Facility or any Discretionary Revolver Loan hereunder shall be allocated among the Revolver Lenders or Discretionary Lenders party to such Discretionary Revolver Loan (as applicable) in accordance with their respective Commitment Percentages under the Revolver Facility or Discretionary Revolver Loan (as applicable).

                  (d) Mandatory Prepayments of Interest/Consequential Loss. All prepayments under Section 3.3 shall be made, together with accrued interest to the date of such prepayment on the principal amount prepaid, together with any Consequential Loss arising as a result thereof.

         3.4 Interest Options. Except that the Eurodollar Rate may not be selected when a Default or Potential Default exists and except as otherwise provided in this Agreement, or in the related Supplemental Credit Documents as it relates to Discretionary Loans, Borrowings bear interest at a rate per annum equal to the lesser of (a) as to the respective Type of Borrowing (as designated by Restricted Borrowers in accordance with this Agreement), the Base Rate plus the Applicable Margin for Base Rate Borrowings for the applicable Facility, or the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings for the applicable Facility, and (b) the Maximum Rate. Borrowings under any Discretionary Term Loan shall bear interest at the rate or rates specified in the applicable Supplemental Credit Documents. Each change in the Base Rate or the Maximum Rate, subject to the terms of this Agreement, will become effective, without notice to Borrowers or any other Person, upon the effective date of such change.

         3.5 Quotation of Rates. It is hereby acknowledged that a Responsible Officer or other appropriately designated officer of Restricted Borrowers may call Administrative Agent on or before the date on which a Borrowing Notice is to be delivered by Restricted Borrowers in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon Administrative Agent or Lenders nor affect the rate of interest which thereafter is actually in effect when the Borrowing Notice is given or on the Borrowing Date.

         3.6 Default Rate. At the option of Required Lenders and to the extent permitted by Law, all past- due Principal Debt and past due interest accruing on any of the Obligation shall bear interest from maturity (stated or by acceleration) at the Default Rate until paid; provided that, the Default Rate shall automatically apply in the case of Sections 2.3(c) and 11.3 where the Default Rate is specified.

         3.7 Interest Recapture. If the designated rate applicable to any Borrowing exceeds the Maximum Rate, the rate of interest on such Borrowing shall be limited to the Maximum Rate, but any subsequent reductions in such designated rate shall not reduce the rate of interest thereon below the Maximum Rate until the total amount of interest accrued thereon equals the amount of interest which would have accrued thereon if such designated rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of the Principal Debt, the total amount of interest paid or accrued is less than the amount of interest which would have accrued if such designated rates had at all times been in effect, then, at such time and to the extent permitted by Law, Restricted Borrowers shall pay an amount equal to the difference between (a) the lesser of the amount of interest which would have accrued if such designated rates had at all times been in effect and the amount of interest which would have accrued if the Maximum Rate had at all times been in effect, and (b) the amount of interest actually paid or accrued on the Principal Debt.

         3.8 Interest Calculations. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of an Eurodollar Rate Borrowing (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be) and 365 or 366 days, as the case may be, in the case of a Base Rate Borrowing. All interest rate determinations and calculations by Administrative Agent are conclusive and binding absent manifest error.

         3.9 Maximum Rate. Regardless of any provision contained in any Loan Document, neither any Agent nor any Lender shall ever be entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligation, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then such excess shall be deemed a partial prepayment of principal and treated hereunder as such and any remaining excess shall be refunded to Borrowers. In determining if the interest paid or payable exceeds the Maximum Rate, Borrowers and Lenders shall, to the maximum extent permitted under applicable Law, (a) treat all Borrowings as but a single extension of credit (and Lenders and Borrowers agree that such is the case and that provision herein for multiple Borrowings is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligation. However, if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lenders shall refund such excess, and, in such event, Lenders shall not, to the extent permitted by Law, be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount. If the Laws of the State of Texas are applicable for purposes of determining the "Maximum Rate" or the "Maximum Amount," then those terms mean the "weekly ceiling" from time to time in effect under Texas Finance Code ss. 303.305, as amended. Borrowers agrees that Chapter 346 of the Texas Finance Code, as amended (which regulates certain revolving credit loan accounts and revolving tri-party accounts), does not apply to the Obligation.

         3.10 Interest Periods. When Restricted Borrowers (or with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers and Restricted Borrowers) request any Eurodollar Rate Borrowing, Restricted Borrowers (or with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers and Restricted Borrowers) may elect the interest period (each an "Interest Period") applicable thereto, which shall be, at Restricted Borrowers' (or with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers' and Restricted Borrowers') option, one, two, three, six, or (subject to availability) twelve months; provided, however, that: (a) the initial Interest Period for a Eurodollar Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Principal Debt; and (d) no more than an aggregate of fifteen (15) Interest Periods for both the Revolver Facility and the Discretionary Revolver Subfacility and five
(5) Interest Periods for both the Term Loan Facility and the Discretionary Term Loan Subfacility shall be in effect at one time.

         3.11 Conversions. Restricted Borrowers (and with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers and Restricted Borrowers) may
(a) convert a Eurodollar Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Rate Borrowing, and (c) elect a new Interest Period (in the case of a Eurodollar Rate Borrowing), by giving a Conversion Notice of such intent to Administrative Agent no later than 11:00 a.m., Dallas, Texas time on the third Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a Eurodollar Rate Borrowing or an election of a new Interest Period), and no later than 11:00 a.m., Dallas, Texas time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that, the principal amount converted to, or continued as, a Eurodollar Rate Borrowing shall be in an amount not less than $10,000,000 or a greater integral multiple of $500,000 (or such lesser amount as may be outstanding under any Facility). Administrative Agent shall timely notify each Lender with respect to each Conversion Notice. Absent Restricted Borrowers' (or with respect to Borrowings by Unrestricted Borrowers, Unrestricted Borrowers' and Restricted Borrowers') Conversion Notice or election of a new Interest Period, a Eurodollar Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. No Eurodollar Rate Borrowing may be either made or continued as a Eurodollar Rate Borrowing, and no Base Rate Borrowing may be converted to a Eurodollar Rate Borrowing, if the interest rate for such Eurodollar Rate Borrowing would exceed the Maximum Rate. The right to convert from a Base Rate Borrowing to a Eurodollar Rate Borrowing, or to continue as a Eurodollar Rate Borrowing shall not be available during the occurrence of a Default or Potential Default.

         3.12     Order of Application.

                  (a) No Default. If no Default or Potential Default exists and if no order of application is otherwise specified in Section 3.3 or otherwise in the Loan Documents, payments and prepayments shall be applied in the order and manner as Restricted Borrowers (and with respect to Borrowings, payments, and prepayments by Unrestricted Borrowers, Unrestricted Borrowers) may direct.

                  (b) Default. If a Default or Potential Default exists (or if Borrowers fail to give directions as permitted under Section 3.12(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which Agents or Lenders have not been paid or reimbursed in accordance with the Loan Documents (as used in this Section 3.12(b)(i), a "ratable payment" for any Lender or any Agent shall be, on any date of determination, that proportion which the portion of the total fees, expenses, and indemnities owed to such Lender or such Agent bears to the total aggregate fees and indemnities owed to all Lenders and Agents on such date of determination); (ii) to the ratable payment of accrued and unpaid interest on the Principal Debt (as used in this Section 3.12(b)(ii), "ratable payment" means, for any Lender, on any date of determination, that proportion which the accrued and unpaid interest on the Principal Debt owed to such Lender bears to the total accrued and unpaid interest on the Principal Debt owed to all Lenders); (iii) to the ratable payment of the Principal Debt and any reimbursement obligation with respect to any LC issued pursuant to the Agreement which is due and payable and which remains unfunded by any Borrowing under the Revolver Facility; provided that, such payments with respect to any reimbursement obligation with respect to any LC shall be allocated ratably among the Issuing Lender for such LC and the Lenders which have funded their participations in such LC (as used in this Section 3.12(b)(iii), "ratable payment" means for any Lender, on any date of determination, that proportion which the Principal Debt or reimbursement obligation (as the case may be) owed to such Lender bears to the sum of the Principal Debt owed to all Lenders plus the total amount of reimbursement obligations with respect to any LCs issued pursuant to the Agreement which are due and payable and which remain unfunded by any Borrowing under the Revolver Facility); (iv) to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g); and (vi) to the payment of the remaining Obligation in the order and manner Required Lenders deem appropriate.

Subject to the provisions of Section 12 and provided that Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including, without limitation, instructions from Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, Administrative Agent shall promptly distribute such amounts to each Lender in accordance with the Agreement and the related Loan Documents.

         3.13 Sharing of Payments, Etc. If any Lender shall obtain any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including, without limitation, as a result of exercising its Rights under Section 3.14) which is in excess of its share of any such payment in accordance with the relevant Rights of the Lenders under the Loan Documents, then such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment with each other Lender in accordance with the relevant Rights under the Loan Documents. If all or any portion of such excess payment is subsequently recovered from such purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Restricted Borrowers agree that any Lender purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Restricted Borrowers in the amount of such participation.

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



         3.14 Offset. If a Default exists, each Lender shall be entitled to exercise (for the benefit of all Lenders in accordance with Section 3.13) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which any Loan Party may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation (or in the case of an Unrestricted Borrower, the Obligation to the extent it is liable therefor hereunder).

         3.15 Booking Borrowings. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that, no Affiliate shall be entitled to receive any greater payment under Section 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

SECTION 4         CHANGE IN CIRCUMSTANCES.

         4.1      Increased Cost and Reduced Return.

                  (a) Changes in Law. If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any Tax or other charge with respect to any Eurodollar Rate Borrowing, its Notes, or its obligation to loan Eurodollar Rate Borrowings, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under the Loan Documents in respect of any Eurodollar Rate Borrowings (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or the London interbank market any other condition affecting the Loan Documents or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Rate Borrowings or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under the Loan Documents with respect to any Eurodollar Rate Borrowing, then Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by Borrowers under this Section 4.1(a), Restricted Borrowers may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender to loan or continue Borrowings of the Type with respect to which such compensation is requested, or to convert Borrowings of any other Type into Borrowings of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 shall be applicable); provided, that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

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



                  (b) Capital Adequacy. If, after the date hereof, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Changes in Applicable Lending Office. Compensation Statement. Each Lender shall promptly notify Restricted Borrowers and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to Restricted Borrowers and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

            4.2 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Borrowing:

                  (a) Inability to Determine Eurodollar Rate. Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) Cost of Funds. Required Lenders determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Borrowings for such Interest Period;

then Administrative Agent shall give Restricted Borrowers prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to fund additional Eurodollar Rate Borrowings, continue Eurodollar Rate Borrowings, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, and Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Rate Borrowings, either prepay such Borrowings or convert such Borrowings into Base Rate Borrowings in accordance with the terms of this Agreement.

         4.3 Illegality. Notwithstanding any other provision of the Loan Documents, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Borrowings hereunder, then such Lender shall promptly notify Restricted Borrowers thereof and such Lender's obligation to make or continue Eurodollar Rate Borrowings and to convert other Base Rate Borrowings into Eurodollar Rate Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Borrowings (in which case the provisions of Section 4.4 shall be applicable).

         4.4 Treatment of Affected Loans. If the obligation of any Lender to fund Eurodollar Rate Borrowings or to continue, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, shall be suspended pursuant to Sections 4.1, 4.2, or 4.3 hereof, such Lender's Eurodollar Rate Borrowings shall be automatically converted into Base Rate Borrowings on the last day(s) of the then current Interest Period(s) for Eurodollar Rate Borrowings (or, in the case of a conversion required by Section 4.3 hereof, on such earlier date as such Lender may specify to Restricted Borrowers with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 4.1, 4.2, or 4.3 hereof that gave rise to such conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Rate Borrowings have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Rate Borrowings shall be applied instead to its Base Rate Borrowings; and

                  (b) all Borrowings that would otherwise be made or continued by such Lender as Eurodollar Rate Borrowings shall be made or continued instead as Base Rate Borrowings, and all Borrowings of such Lender that would otherwise be converted into Eurodollar Rate Borrowings shall be converted instead into (or shall remain as) Base Rate Borrowings.

If such Lender gives notice to Restricted Borrowers (with a copy to Administrative Agent) that the circumstances specified in Sections 4.1, 4.2, or
4.3 hereof that gave rise to the conversion of such Lender's Eurodollar Rate Borrowings pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Borrowings made by other Lenders are outstanding, such Lender's Base Rate Borrowings shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Rate Borrowings held by the Lenders and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments.

         4.5 Compensation. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to make or continue any Borrowing as, or to convert any Borrowing to, a Eurodollar Rate Borrowing as a result of:

                  (a) any payment, prepayment, or conversion of a Eurodollar Rate Borrowing for any reason (including, without limitation, the acceleration of the loan pursuant to Section 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

                  (b) any failure by Borrowers for any reason (including, without limitation, the failure of any condition precedent specified in
         Section 7.3 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Rate Borrowing on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant Borrowing Notice, or notice of prepayment, continuation, or conversion under this Agreement;

then, upon the written notice of such Lender to Restricted Borrowers (with a copy of Administrative Agent), Restricted Borrowers shall, within five days of their receipt thereof, pay directly to such Lender in each case at the applicable rate of interest for such Borrowings provided for in this Agreement over the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. Such written notice, shall, in the absence of manifest error, be conclusive and binding on Borrowers.

         4.6      Taxes.

                  (a) General. Any and all payments by Borrowers to or for the account of any Lender or Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Lender and Administrative Agent, Taxes imposed on its income and franchise Taxes imposed on it by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or Administrative Agent (as the case may be) is organized, or any political subdivision thereof. If Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender or Administrative Agent,
         (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrowers shall furnish to Administrative Agent, at its addresses listed in Schedule 2.1, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) Stamp and Documentary Taxes. In addition, Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution or delivery of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

                  (c) Indemnification for Taxes. Borrowers agree to indemnify each Lender and Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this
         Section 4.6) paid by such Lender or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Withholding Tax Forms. Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the Closing Date in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by Restricted Borrowers or Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide Restricted Borrowers and Administrative Agent with (i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to the Loan Documents is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim an exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Borrower, and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Code). Each Lender which so delivers a W-8, Form 1001, or 4224 further undertakes to deliver to Restricted Borrowers and Administrative Agent additional forms (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, in each case certifying that such Lender is entitled to receive payments from Borrowers under any Loan Document without deduction or withholding (or at a reduced rate of deduction or withholding) of any United States federal income taxes, unless an event (including without limitation any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it, and such Lender advises Restricted Borrowers and Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

                  (e) Failure to Provide Withholding Forms; Changes in Tax Laws. For any period with respect to which a Lender has failed to provide Restricted Borrowers and Administrative Agent with the appropriate form pursuant to Section 4.6(d) (unless such failure is due to a change in Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.6(a) or 4.6(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) Changes in Applicable Lending Office. If Borrowers are required to pay or will be required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Tax Payment Receipt. Within thirty (30) days after the date of any payment of Taxes, Restricted Borrowers shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Survival. Without prejudice to the survival of any other agreement of Borrowers hereunder, the agreements and obligations of Borrowers contained in this Section 4.6 shall survive the termination of the Total Commitment and the payment in full of the Obligation.

SECTION 5         FEES.

         5.1 Treatment of Fees. Except as otherwise provided by Law, the fees described in this Section 5: (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in the Loan Documents, (c) shall be payable in accordance with Section 3.1(c), (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 365 or 366 days, as the case may be.

         5.2 Fees of Agents. Restricted Borrowers shall pay to certain Agents the fees described in certain fee letters with such Agents.

         5.3 Revolver Facility Commitment Fees. Following the Closing Date, Restricted Borrowers shall pay to Administrative Agent, for the ratable account of Revolver Lenders, a commitment fee, calculated daily from the Closing Date but payable in installments in arrears each March 31, June 30, September 30, and December 31 and on the Termination Date for the Revolver Facility, commencing June 30, 2000. On any day of determination, the commitment fee under this
Section 5.3 shall be an amount equal to the Applicable Margin for Commitment Fees multiplied by the amount by which (a) the Revolver Commitment on such day exceeds (b) the Revolver Commitment Usage on such day. Each such installment shall be calculated in accordance with Section 5.1(f). Solely for the purposes of this Section 5.3, (a) determinations of the average daily Revolver Commitment Usage shall not exclude any undrawn portion of the Designated Amounts for Unrestricted

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



Borrowers; and (b) "ratable" shall mean, for any period of determination, with respect to any Revolver Lender, that proportion which (x) the average daily unused Committed Sum under the Revolver Facility of such Revolver Lender during such period bears to (y) the amount of the average daily unused Revolver Commitment during such period.

         5.4 LC Fees. As an inducement for the issuance (including, without limitation, any extension) of each LC, Restricted Borrowers agree to pay to Administrative Agent:

                  (a) For the account of each Revolver Lender, according to each Revolver Lender's Commitment Percentage under the Revolver Facility on the day the fee is payable, an issuance fee payable quarterly in arrears for so long as each such LC is outstanding, on the last Business Day of each March, June, September, and December and on the expiry date of the LC. The issuance fee for each LC or any extension thereof shall be in an amount equal to the product of (a) the Applicable Margin for Eurodollar Rate Borrowings under the Revolver Facility in effect from time to time (calculated on a per annum basis) multiplied by (b) the stated amount of such LC.

                  (b) For the account of each Issuing Lender, payable on the date of issuance of any LC (or any extension thereof) by such Issuing Lender a fronting fee of 0.125% of the face amount of such LC (or extensions thereof). In addition, Restricted Borrowers shall pay to each Issuing Lender, for its individual account, standard administrative charges for LCs.

         5.5 Discretionary Revolver Loan Commitment Fees. With respect to each Discretionary Revolver Loan, Restricted Borrowers shall pay Administrative Agent, for the ratable benefit of the Discretionary Revolver Lenders which have committed to make such Discretionary Revolver Loan, a Discretionary Revolver Loan commitment fee, payable in installments in arrears on each March 31, June 30, September 30, and December 31, and on such Termination Date for the Discretionary Revolver Loan, commencing on the Discretionary Loan Effective Date for such Discretionary Revolver Loan. Each installment shall be an amount equal to the Applicable Margin for Commitment Fees for the Revolver Facility multiplied by the amount by which (a) the average daily Discretionary Commitment for such Discretionary Revolver Loan exceeds (b) the average daily Discretionary Revolver Principal Debt outstanding under such Discretionary Revolver Loan, in each case during the period from and including the last payment date to and excluding the payment date for such installment; provided that, each such installment shall be calculated in accordance with Section 5.1(f).

         5.6 Discretionary Facility Fronting Fees. With respect to each Discretionary Loan (to the extent applicable), Restricted Borrowers shall pay to the Administrative Agent for the account of the appropriate Discretionary Lenders, the fees in such amounts and on such dates agreed to in writing by Restricted Borrowers, Administrative Agent, and such Discretionary Lenders in the applicable Supplemental Credit Documents for such Discretionary Loan.

SECTION 6         SECURITY; GUARANTIES.

         6.1 Guaranties. As an inducement to Agents and Lenders to enter into this Agreement, Restricted Borrowers shall and shall cause each other Company to execute and deliver to Administrative Agent a Guaranty substantially in the form and upon the terms of Exhibit C, providing for the guaranty of payment and performance of the Obligation. In addition, promptly after the designation, formation, or Acquisition of any new Company, Restricted Borrowers shall cause such new Company to execute and deliver to Administrative Agent a Guaranty substantially in the form and upon the terms of Exhibit C, providing for the guaranty of payment and performance of the Obligation.

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



         6.2      Collateral.

                  (a) Parent Collateral. To secure the full and complete payment and performance of the Obligation, Restricted Borrowers shall cause each of Ft. Myers Acquisition Limited Partnership, Century Cable Holding Corp., any other Subsidiary of ACC, and any member of the Rigas Family which owns any equity interest in any Restricted Borrower (each a "Parent"), to enter into Collateral Documents pursuant to which each such entity or individuals grants, pledges, assigns, and creates first priority Liens in favor of Administrative Agent (for the ratable benefit of Lenders) in 100% of the issued and outstanding stock, equity, partnership interests, or other investment securities of each Restricted Borrower owned by such entity or individual.

                  (b) Restricted Borrowers' Collateral. To secure the full and complete payment and performance of the Obligation, each Restricted Borrower shall (and shall cause each other Company to) enter into Collateral Documents (in form and substance acceptable to Administrative Agent) pursuant to which each such entity shall, to the extent permitted by applicable Law, grant, pledge, assign, and create first priority Liens in favor of Administrative Agent (for the ratable benefit of Lenders) in and to 100% of each such entity's Rights, titles, and interests in the issued and outstanding stock, equity, partnership interests, or other investment securities of each Restricted Subsidiary of such entity.

         6.3 Future Liens. Other than as permitted in Section 6.6, promptly upon the designation, formation, or Acquisition of any new Restricted Subsidiary of any Company (each new Restricted Subsidiary being referred to herein as the "Additional Assets"), Restricted Borrowers shall (or shall cause the appropriate Company to) execute and deliver to Administrative Agent all further instruments and documents (including, without limitation, Collateral Documents and all certificates and instruments representing shares of stock or other equity interests), and shall take all further action that may be necessary or desirable, or that Administrative Agent may reasonably request, to grant, perfect, and protect Liens in favor of Administrative Agent for the benefit of Lenders in such Additional Assets, as security for the Obligation to the extent Liens are required in such assets pursuant to Section 6.2; it being expressly understood that the granting of such additional security for the Obligation is a material inducement to the execution and delivery of this Agreement by each Lender. Upon satisfying the terms and conditions hereof, such Additional Assets shall be included in the "Collateral" for all purposes under the Loan Documents, and all references to the "Collateral" in the Loan Documents shall include the Additional Assets.

         6.4      Release of Collateral.

                  (a) Upon Sale or Disposition of Collateral or Designation of an Unrestricted Subsidiary. Upon any sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents (or is otherwise authorized by requisite Lenders) or upon the designation of an Unrestricted Subsidiary in accordance with Section 9.31, and upon ten (10) Business Days' (or such lesser time period agreed to by Administrative Agent in its sole discretion) prior written request by Restricted Borrowers (which request must be accompanied by true and correct copies of (i) all documents of transfer or disposition, including any contract of sale, and (ii) all requested release instruments), Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of Liens granted to Administrative Agent for the benefit of Lenders pursuant hereto in such Collateral or to release the Guaranty executed by such Unrestricted Subsidiary.

                  (b) Upon Repayment by Unrestricted Borrower and Undesignation of Designated Amount for an Unrestricted Borrower. Upon the repayment in full of all Borrowings made by any Unrestricted Borrower and any other Obligation for which it is liable hereunder and delivery by Restricted

         Borrowers of written notice to Administrative Agent that the Designated Amount for such Unrestricted Borrower is no longer designated, Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of such Unrestricted Borrower.

                  (c) Upon any Restricted Payment in the form of a Restricted Subsidiary. If any Restricted Borrower makes a Restricted Payment permitted by Section 9.20(i) or (j) in the form of a Restricted Subsidiary, Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Guaranty executed by such Restricted Subsidiary and the Liens granted to Administrative Agent for the benefit of Lenders in the stock or other equity interests in such Restricted Subsidiary.

                  (d) General Provisions. The actions of Administrative Agent under this Section 6.4 are subject to the following: (i) no such release of Liens or Guaranties shall be granted if any Default or Potential Default has occurred and is continuing, including, without limitation, the failure to make certain mandatory prepayments in accordance with Section 3.3(b) in conjunction with the sale or transfer of such Collateral; (ii) Administrative Agent shall not be required to execute any such document on terms which, in Administrative Agent's opinion, would expose Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty; and (iii) such release shall not in any manner discharge, affect, or impair the Obligation or Liens upon all interests retained by the Companies.

         6.5 Negative Pledge. The Companies hereby covenant and agree not to directly create, incur, grant, suffer, or permit to be created or incurred any Lien on any assets of the Companies, other than Permitted Liens; it being expressly understood that the provisions of this negative pledge are a material inducement to the execution and delivery of this Agreement by each Lender.

         6.6 Control; Limitation of Rights. Notwithstanding anything herein or in any other Loan Document to the contrary, (a) the transactions contemplated hereby (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Restricted Borrowers, their Subsidiaries, or any other Loan Party by Agents or Lenders, or control, affirmative or negative, direct or indirect, by Agents or Lenders over the management or any other aspect of the operation of Restricted Borrowers, their Subsidiaries, or any other Loan Party, which ownership or control remains exclusively and at all times in the Loan Parties, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntary or involuntary, directly or indirectly, of any Authorization of Restricted Borrowers, their Subsidiaries, or any other Loan Party, or the transfer of control of Restricted Borrowers, their Subsidiaries, or any other Loan Party within the meaning of Section 310(d)] of the Communications Act; and (b) Administrative Agent shall not, without first obtaining the approval of the FCC or any Franchisee, take any action pursuant to any Loan Document that would constitute or result in any assignment of any Authorization or any change of control of Restricted Borrowers, their Subsidiaries, or any other Loan Party, if such assignment or change of control would require, under then existing Law (including the written rules and regulations promulgated by the FCC or any such Franchisee), the prior approval of the FCC or any such Franchisee.

SECTION 7         CONDITIONS PRECEDENT.

         7.1 Conditions Precedent to Closing. This Agreement shall not become effective, and Lenders shall not be obligated to advance any Borrowing and Issuing Lenders shall not be obligated to issue any LC, unless Administrative Agent has received all of the agreements, documents, instruments, and other items described on Schedule 7.1.

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         7.2 Conditions Precedent to Unrestricted Borrowers. No Person shall become an Unrestricted Borrower until such Unrestricted Borrower shall have satisfied the conditions and delivered, or caused to be delivered, to Administrative Agent, all documents and certificates set forth on Schedule 7.2 by no later than the dates specified for satisfaction of such conditions on
Schedule 7.2. All documentation delivered and satisfaction of conditions pursuant to the requirements of Section 7.2 must be reasonably satisfactory to Administrative Agent. To the extent any Borrowing is being requested in connection with any Person becoming an Unrestricted Borrower, the conditions set forth in Section 7.3 must be satisfied prior to the making of any such Borrowing.

         7.3 Conditions Precedent to Each Borrowing. In addition to the conditions stated in Section 7.1 and Section 7.2 (as applicable), Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing, and no Issuing Lender will be obligated to issue any LC, as the case may be, unless on the date of such Borrowing or issuance (and after giving effect thereto), as the case may be: (a) Administrative Agent or Issuing Lender (as applicable) shall have timely received therefor a Borrowing Notice or a LC Request (together with the applicable LC Agreement), as the case may be; (b) Administrative Agent shall have received, as applicable, the LC fees provided for in Section 5.4 hereof; (c) all of the representations and warranties of any Company (or, in addition, with respect to any Borrowing by any Unrestricted Borrower, such Unrestricted Borrower) set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents); (d) no Default or Potential Default shall have occurred and be continuing; and (e) the funding of such Borrowings and issuance of such LC, as the case may be, is permitted by Law. Each Borrowing Notice and LC Request delivered to Administrative Agent and Issuing Lenders (as applicable) shall constitute the representation and warranty by Borrowers to Funding Agent and Issuing Lenders that, as of the Borrowing Date or the date of issuance of the LC, as the case may be, the statements above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of Required Lenders, Lenders may fund any Borrowing, and Issuing Lenders may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless Required Lenders specifically waive each such item in writing.

SECTION 8 REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants (to the extent such provision is applicable to such Person) to Co-Administrative Agents and Lenders as follows:

         8.1 Purpose of Credit Facility. Borrowers will use (or will invest in or loan such proceeds to its Restricted Subsidiaries to so use) all proceeds of Borrowings for one or more of the following: (a) to finance Acquisitions, including without limitation, the Acquisitions of the Cablevision Cleveland CATV Systems and the Prestige Cable CATV Systems; (b) for working capital of Loan Parties; and (c) for general limited liability company, partnership, and corporate purposes. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including, without limitation, the provisions of Regulations T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended).

         8.2 Existence, Good Standing, and Authority. Each Loan Party is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on Schedule 8.3, as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). Except where the failure to do so would not reasonably be expected to constitute a Material Adverse Event, each Loan Party is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its

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business and properties require the same. No authorization, consent, approval, waiver, license, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental entity, or Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the Loan Documents by the Loan Parties.

         8.3 Subsidiaries; Capital Stock. The Companies have no Subsidiaries except as disclosed on Schedule 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). All of the outstanding shares of capital stock (or similar voting interests) of each Company are duly authorized, validly issued, fully paid, and nonassessable and are owned of record and beneficially as set forth on Schedule 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents), free and clear of any Liens, restrictions, claims, or Rights of another Person, other than Permitted Liens, and none of such shares owned by any Company is subject to any restriction on transfer thereof except for restrictions imposed by applicable securities Laws and general corporate Laws and any restrictions on transferability by any Governmental Authority with respect to the Authorizations. No Company or any Subsidiary thereof has outstanding any warrant, option, or other Right of any Person to acquire any of its capital stock or similar equity interests.

         8.4 Authorization and Contravention. The execution and delivery by each Loan Party of each Loan Document to which it is a party and the performance by such Loan Party of its obligations thereunder (a) are within the corporate or organizational power of such Loan Party; (b) will have been duly authorized by all necessary limited liability company, corporate, or partnership action on the part of such Loan Party when such Loan Document is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document), (d) will not violate any provision of the charter, bylaws, organizational documents, or partnership agreement of such Loan Party; (e) will not violate any provision of Law applicable to such Loan Party, other than such violations which individually or collectively would not reasonably be expected to constitute a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which such Loan Party is a party, other than such violations which would not reasonably be expected to constitute a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Loan Party, other than as contemplated by this Agreement. Each Loan Party has (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Documents except where the failure to so obtain would not reasonably be expected to be a Material Adverse Event.

         8.5 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Document will constitute a legal, valid, and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         8.6 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the combined financial condition, results of operations, and, as applicable, cash flows of the Companies and Subsidiaries thereof covered thereby ("Reporting Entities") as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments for interim statements). There were no material liabilities, direct or indirect, fixed or contingent, of the Reporting Entities as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. Except for transactions directly related to, specifically contemplated by, or expressly permitted by, the Loan Documents, (a) there have been no changes in the combined financial condition or operations of the Reporting Entities from that shown in the Current Financials described in clause
(a) of the definition of Current Financials in Section 1.1 which would

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be a Material Adverse Event, nor has any Reporting Entity incurred any liability
(including, without limitation, any Environmental Liability), direct or indirect, fixed or contingent, after such date which would be a Material Adverse Event, and (b) no Reporting Entity has incurred any liability (including, without limitation, any Environmental Liability), direct or indirect, fixed or contingent, after such date which would be a Material Adverse Event.

         8.7 Litigation, Claims, Investigations. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, would (individually or collectively with other Litigation) reasonably be expected to be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company or any Subsidiary thereof having a value (individually or collectively) of $25,000,000 or more which is not either (a) stayed on appeal or
(b) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Company in accordance with GAAP. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or threatened by or against any Company which would reasonably be expected to be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that would reasonably be expected to be a Material Adverse Event.

         8.8 Taxes. All Tax returns of each Company and each Subsidiary thereof required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file would not reasonably be expected to be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Permitted Liens (as specified in Section 9.13(b)(vii)) have been satisfied or for which nonpayment thereof would not reasonably be expected to be a Material Adverse Event.

         8.9 Environmental Matters. No Company or any Subsidiary thereof (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Company that would reasonably be expected to be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law, except for such violations that would not reasonably be expected to be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that would not reasonably be expected to be a Material Adverse Event; provided, however, that each Company (x) to the best of its knowledge, has in full force and effect all material Environmental Permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

         8.10 Employee Benefit Plans. No Company, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Company has maintained or will maintain any Employee Plans. No Company, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which would be a Material Adverse Event.

         8.11 Properties; Liens. Each Company has good and marketable title to, or valid leasehold interests in, all its property reflected on the Current Financials, except (a) for (i) property that is obsolete, (ii) property that has been disposed of in the ordinary course of business, or (iii) property with title defects or failures in title which would not be a Material Adverse Event, or (b) as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Company, and the execution, delivery, performance, or observance of the Loan Documents will not require or result in the creation of any Lien on such property.

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         8.12 Government Regulations. No Loan Party or Subsidiary thereof is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of the FCC or any Franchisee) which regulates the incurrence of Debt.

         8.13 Transactions with Affiliates. Except as permitted in Section 9.14, no Company is a party to a material transaction with any of its Affiliates (excluding transactions between or among Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

         8.14 Debt. No Company is an obligor on any Debt other than Permitted Debt.

         8.15 Material Agreements. There are no failures of any material written or oral agreements, contracts, commitments, or understandings to which any Company is a party (including without limitation, any material agreement with any public utility or microwave transmission company, pole use access or rental agreement [including any Pole Agreement or Pole Rental Lease] or any other utility easement, necessary to own and operate such Company's property and its CATV Systems and to carry on its business as presently conducted or as presently planned to be conducted) to be in full force and effect which would reasonably be expected to be a Material Adverse Event, and no default or potential default exists on the part of any Company thereunder which would reasonably be expected to be a Material Adverse Event.

         8.16 Insurance. Each Company maintains, with financially sound, responsible, and reputable insurance companies or associations, insurance concerning its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

         8.17 Solvency. On the Closing Date and at the time of each Borrowing hereunder, each Company (and, in addition, with respect to any Borrowing by any Unrestricted Borrower, such Unrestricted Borrower) is (and after giving effect to the transactions contemplated by the Loan Documents and any incurrence of additional Debt, will be) Solvent.

         8.18 Intellectual Property. Except where such failure would reasonably be expected to constitute a Material Adverse Event, each Company owns or has sufficient and legally enforceable Rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as heretofore conducted by it, now conducted by it, and now proposed to be conducted by it. To its knowledge, each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any such infringements or claims which, if successfully asserted against or determined adversely to any Company, would not, individually or collectively, reasonably be expected to constitute a Material Adverse Event.

         8.19     Compliance with Laws; CATV Systems.

                  (a) Applicable Laws. No Company or the CATV Systems owned by them is in violation of, nor will the continued operation of their properties and assets as currently conducted, violate any Laws (including, without limitation, the Communications Act, the Copyright Revision Act of 1976, and the rules and regulations of the FCC, any Franchisee, and the United States Copyright Office, including, without limitation, Laws governing system registration, use of aeronautical frequencies and signal carriage, equal employment opportunity, cumulative leakage index testing and reporting, signal leakage, and subscriber privacy), other than such violations which would not, individually or collectively, be a Material Adverse Event. No Company has received notice alleging any noncompliance with any Laws, except for such noncompliance which no longer exists, or which would not reasonably be expected to constitute a Material Adverse Event.

                  (b) CATV Systems. Without limiting the generality of the foregoing (except to the extent that the failure to comply with any of the following would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event and except as set forth in Schedule 8.19 hereto):

                           (i) the communities included in the areas covered by the Franchises have been registered with the FCC;

                           (ii) all of the annual performance tests on such CATV
                  Systems required under the rules and regulations of any Governmental Authority have been performed and the results of such tests demonstrate satisfactory compliance with the applicable requirements being tested in all material respects;

                           (iii) to the knowledge of the Companies, such CATV
                  Systems currently meet or exceed the technical standards set forth in the rules and regulations of the FCC, including, without limitation, the leakage limits contained in 47 C.F.R. SS 76.605(a)(12);

                           (iv) to the knowledge of the Companies, such CATV
                  Systems are being operated in compliance with the provisions of 47 C.F.R. SS 76.610 through 76.619 (mid-band and super-band signal carriage), including 47 C.F.R. SS 76.611 (compliance with the cumulative signal leakage index); and

                           (v) to the knowledge of the Companies, where
                  required, appropriate Authorizations have been obtained for the use of all aeronautical frequencies in use in such CATV Systems and such CATV Systems are presently being operated in compliance with such Authorizations (and all required Authorizations from Governmental Authorities, including the Federal Aviation Administration, with respect to all towers, earth stations, business radios and frequencies utilized and carried by such CATV Systems have been obtained).

                  (c) Copyright Filings. To the knowledge of the Companies, all notices, statements of account, supplements and other documents (collectively, the "Copyright Filings") required under Section 111 of the Copyright Act of 1976 and under the rules of the Copyright Office with respect to the carriage of broadcast station signals by the CATV Systems to be owned by the Companies have been duly filed, and the proper amount of copyright fees have been paid on a timely basis, and each such CATV System qualifies for the compulsory license under
         Section 111 of the Copyright Act of 1976, except to the extent that the failure to so file or pay would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event. To the knowledge of the Companies, there is no pending claim, action, demand, or Litigation by any other person with respect to the Copyright Filings or related royalty payments made by such CATV Systems that, if adversely determined, would, individually or in the aggregate, reasonably be expected to be a Material Adverse Event.

                  (d) Off-Air Signals. The carriage of all off-air signals by the CATV Systems to be owned by the Companies is permitted by valid transmission consent agreements or by must-carry elections by broadcasters, or is otherwise permitted under applicable Law, except to the extent the failure to obtain any of the foregoing would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event.

                  (e) Operating Assets Sufficient. The assets of the CATV Systems to be owned by the Companies are adequate and sufficient in all material respects for all of the current operations of such CATV Systems.

         8.20     Acquisitions.

                  (a) Validity. With respect to any Acquisitions, each Company has the power and authority under the Laws of its state of incorporation or organization and under its articles of incorporation and bylaws, organizational documents, or partnership agreement, as applicable, to enter into and perform the related Acquisition agreement to which it is a party and all other agreements, documents, and actions required thereunder; and all actions (corporate or otherwise) necessary or appropriate by the Companies for the execution and performance of said Acquisition agreements, and all other documents, agreements, and actions required thereunder, have been taken, and, upon their execution, such Acquisition agreements will constitute the valid and binding obligation of the Companies party thereto, enforceable in accordance with their respective terms.

                  (b) No Violations. With respect to any Acquisition, the making and performance of the related Acquisition agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Law, including, without limitation, all state corporate Laws and judicial precedents of the states of incorporation or formation of the Companies, and will not violate any provisions of the articles of incorporation, bylaws, or partnership agreements of the Companies, or constitute a default under any agreement by which the Companies or their respective property may be bound, except where such violation would not reasonably be expected to be a Material Adverse Event.

                  (c) Authorizations. With respect to any Acquisition, no Authorization, waiver, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental entity, or other Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the acquisition agreement related to such Acquisition or the consummation of such Acquisition, other than as will be obtained on or prior to, or will become effective concurrently with, the closing date of such Acquisition except where the failure to do so would not reasonably be expected to be a Material Adverse Event.

         8.21 Regulation U. "Margin Stock" (as defined in Regulation U) constitutes less than 25% of those assets of any Loan Party, which are subject to any limitation on sale, pledge, or other restrictions hereunder.

         8.22 Year 2000. All of the material computer software, computer firmware, computer hardware (whether general or special purpose), and other similar or related items of automated, computerized, and/or software systems that are used or relied on by the Companies in the conduct of their respective businesses have not malfunctioned, have not ceased to function, have not generated incorrect data, and have not produced incorrect results when processing, providing, and/or receiving (a) date-related data into, between, and during year 1999 and year 2000 and (b) date-related data in connection with any valid date in year 1999 or year 2000, unless such malfunction, cessation, or incorrect results would not reasonably be expected to be a Material Adverse Event.

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



         8.23 No Default. No Default or Potential Default exists or will arise as a result of the execution, delivery, or performance of the Loan Documents or of any Borrowing hereunder.

         8.24 Authorizations. Except where the failure to do so would not be a Material Adverse Event, each Company possesses all Authorizations and grants of authority necessary or required in the conduct of its respective business(es), and the same are valid, binding, enforceable, and subsisting without any defaults thereunder by any Company or enforceable adverse limitations thereon and are not subject to any proceedings or claims known to any Company opposing the issuance, development, or use thereof or contesting the validity thereof. Each Franchise of the Companies was issued pursuant to each agreement set forth on Schedule 8.24, was lawfully issued pursuant to the rules and regulations of each jurisdiction set forth on Schedule 8.24, and authorizes the Companies to operate such Franchise until the dates set forth on Schedule 8.24, and no other or further approval, filing, or other action of any Governmental Authority is or will be necessary or advisable in order to permit the Companies' operation of its CATV Systems in accordance with the terms thereof. Schedule 8.24 correctly identifies each Franchisee. Each Company is in compliance with all material terms and conditions of each of its respective Authorizations and no event has occurred or exists which permits or, after the giving of notice or the lapse of time or both, would permit the revocation or termination of any such Authorization. No Unrestricted Subsidiary owns or has rights to any FCC License or Franchise necessary for the ongoing operations of the Companies and their Restricted Subsidiaries or their respective CATV Systems.

         8.25 Full Disclosure. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company or any Subsidiary thereof which would reasonably be expected to be a Material Adverse Event and which has not been related, in writing, to Administrative Agent. All information heretofore furnished by any Company to any Lender or Administrative Agent in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Lender or Administrative Agent will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

SECTION 9 COVENANTS. Each Loan Party covenants and agrees (and agrees to cause its ERISA Affiliates with respect to Section 9.10) to perform, observe, and comply with each of the following covenants applicable to such Person, from the Closing Date and so long thereafter as Lenders are committed to fund Borrowings and any Issuing Lender is committed to issue LCs under this Agreement and thereafter until the payment in full of the Principal Debt (and termination of outstanding LCs, if any) and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless Restricted Borrowers receive a prior written consent to the contrary by Administrative Agent as authorized by Required Lenders:

         9.1 Use of Proceeds. Borrowers shall use (and shall cause each other Company to use) the proceeds of Borrowings only for the purposes set forth in
Section 8.1.

         9.2 Books and Records. The Companies shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

         9.3 Items to be Furnished. Restricted Borrowers shall cause the following to be furnished to Administrative Agent for delivery to Lenders:

                  (a) Promptly after preparation, and no later than 120 days after the last day of each fiscal year of Restricted Borrowers, Financial Statements showing the combined financial condition and results of operations calculated for the Companies, as of, and for the year ended on, such day, each accompanied by:

                           (i) the opinion of a firm of nationally-recognized
                  independent certified public accountants, based on an audit using generally accepted auditing standards, (A) that such



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                  Financial Statements were prepared in accordance with GAAP and present fairly in all material respects the combined financial condition and results of operations of the Companies, and (B) that is not qualified with respect to scope limitations imposed by any Company, with respect to accounting principles followed by any Company not in accordance with GAAP, or with respect to a "going concern" or similar nature;

                           (ii) a subscriber count and information regarding the
                  number of homes passed as of the end of such fiscal year; and

                           (iii) a Compliance Certificate in substantially the
                  form of Exhibit E.

                  (b) Promptly after preparation, and no later than 90 days after the last day of each of the first 3 fiscal quarters of each fiscal year of Restricted Borrowers, Financial Statements showing the combined financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day, accompanied by (i) a subscriber count and information regarding the number of homes passed as of the end of such fiscal quarter and (ii) a Compliance Certificate in substantially the form of Exhibit E.

                  (c) Notice, no later than five Business Days after any Company knows or has reason to know of (i) the existence and status of any Litigation, order or judgment for the payment of money, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company which (individually or collectively) would reasonably be expected to be a Material Adverse Event, (ii) any condition, event, or development which is or could reasonably be expected to be a Material Adverse Event, (iii) a Default or Potential Default specifying the nature thereof and what action any Company has taken, is taking, or proposes to take with respect thereto, (iv) any federal, state, or local Law limiting or controlling the operations of any Company which has been issued or adopted hereafter and which would reasonably be expected to be a Material Adverse Event, (v) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law or Environmental Permit or written notification of any Environmental Liability or potential Environmental Liability, which violation or liability or alleged violation or liability would reasonably be expected, individually or collectively with other such violations or allegations, to constitute a Material Adverse Event, or
         (vi) (A) any expressed statement in writing on the part of the PBGC of any "prohibited transaction," or (B) the creation of, maintenance of, or acquisition of any Employee Plan by any Company, any Subsidiary thereof, or any ERISA Affiliate of any Company.

                  (d) Promptly after any of the information or disclosures provided on any of the Schedules delivered pursuant to this Agreement or any Annexes to any of the Collateral Documents becomes outdated or incorrect in any material respect, such revised or updated Schedule(s) or Annexes as may be necessary or appropriate to update or correct such information or disclosures; provided that, no deletions may be made to any Annexes describing Collateral in any of the Collateral Documents except as otherwise permitted by the Loan Documents or approved by the requisite Lenders.

                  (e) Promptly upon request therefor by Administrative Agent or any Lender, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, and such opinions, certifications, and documents, in addition to those mentioned in this Agreement, as reasonably requested.

         9.4 Inspections. Each Company will permit any Representatives designated by Administrative Agent or any Lender to visit and inspect the financial records and the properties of the Companies at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Representatives designated by Administrative Agent or any Lender to discuss the affairs, finances, and condition of the Companies with the officers thereof and independent accountants therefor (it being understood that the Restricted Borrowers shall be entitled to be present at any meeting scheduled between such independent accountants and Administrative Agent or a Lender to discuss the affairs, finances, and condition of the Companies, but the Restricted Borrowers' failure to attend any such meeting of which it has received at least three Business Days notice shall not preclude any such meeting from taking place).

         9.5 Taxes. Each Company (a) shall (and shall cause each of its Subsidiaries to) promptly pay when due any and all Taxes other than Taxes the applicability, amount, or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any lien securing same have been and continue to be stayed, and (b) shall not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

         9.6      Payment of Obligations.

                  (a) Borrowers shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. Restricted Borrowers shall be jointly and severally liable for the Obligation. The liability of any Unrestricted Borrower shall be limited to the amounts actually advanced to such Unrestricted Borrower. Notwithstanding any contrary provision, it is the intention of Restricted Borrowers, Lenders, and Administrative Agent that the amount of the Obligation for which any Restricted Borrower is liable shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to such Restricted Borrower. Accordingly, notwithstanding anything to the contrary contained in this Agreement or any other agreement or instrument executed in connection with the payment of any of the Obligation, the amount of the Obligation for which any Restricted Borrower is liable shall be limited to an aggregate amount equal to the largest amount that would not render such Restricted Borrower's obligations hereunder subject to avoidance under
         Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state Law.

                  (b) Each Company (i) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations [other than the Obligation] are being contested in good faith by appropriate proceedings and against which reserves or other provision required by GAAP has been made), and (ii) except as permitted in Section 9.20(i) and (j), shall not (A) make any voluntary prepayment of principal of, or interest on, any other Debt (other than the Obligation) in excess of $25,000,000 in the aggregate from the Closing Date, provided that prepayment of any Affiliate Debt or Subordinated Debt must be permitted by Section 9.20(i) or (j), and no payment shall result in a Default or Potential Default hereunder, or (B) use proceeds from the Facilities or any Discretionary Loan to make any voluntary prepayment of principal of, or interest on, or sinking fund payment in respect of any Debt of any Company or Subsidiary thereof.

                  (c) Except as permitted in Section 9.20(i) and (j), no Company shall make any payment on any Subordinated Debt when it violates the subordination provisions thereof or results in a Default or Potential Default hereunder.

         9.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by Sections 9.20(g), (h), (i), and (j) or 9.24, each Company shall at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business would reasonably be expected to be a Material Adverse Event; and (b) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, where the failure to so renew, extend, or continue in effect would reasonably be expected to be a Material Adverse Event.

         9.8 Insurance. The Companies shall, at their cost and expense, maintain with financially sound, responsible, and reputable insurance companies or associations insurance covering its properties and business against such risks, in such amounts, and with no greater risk retention as are customarily maintained, insured, or retained by companies of established repute engaged in the same or similar business as the Companies. Upon the request of Administrative Agent, Restricted Borrowers will furnish to Lenders information presented in reasonable detail as to the insurance so carried.

         9.9 Preservation and Protection of Rights. Each Loan Party shall (and shall cause each Restricted Subsidiary thereof to) perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of Administrative Agent and Lenders under any Loan Document.

         9.10 Employee Benefit Plans. No Company, Restricted Subsidiary thereof, or ERISA Affiliate of any Company shall, directly or indirectly, engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code), or (without notice to Administrative Agent and execution of appropriate amendments to the Loan Documents) maintain, create, or participate in any Employee Plan.

         9.11 Environmental Laws. Each Company shall (and shall cause each Subsidiary thereof to) (a) use commercially reasonable efforts to conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law except to the extent such failure to comply or take corrective action would not reasonably be expected to be a Material Adverse Event, (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Company or at any facility operated by any Company to the extent and degree required pursuant to applicable Environmental Laws except to the extent such failure to perform such investigation or remediation would not reasonably be expected to be a Material Adverse Event; and (c) appropriately monitor compliance with applicable Environmental Laws and minimize financial and other risks to each Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property; provided that no Company shall be required to undertake any remedial action to the extent that any applicable obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

         9.12 Debt and Guaranties. No Restricted Borrower shall, nor shall any Restricted Borrower permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt, other than:

                  (a)      The Obligation and Guaranties thereof;

                  (b)      Debt between Companies;

                  (c) Deferred Management Fees which have been subordinated to the Obligation pursuant to the Management Fee Subordination Agreement;

                  (d) Debt incurred or assumed by any Company for the purpose of financing all or any part of the cost of any asset (including Capital Leases and renewals, extensions, amendments, and modifications of such
         Debt), so long as (i) the aggregate amount of such Debt (together with any and all amendments, modifications, or refinancings thereof) does not exceed $150,000,000 at any time outstanding and (ii) no Default or Potential Default then exists or arises as a result of such Debt incurrence;

                  (e) Subject to the provisions of Section 9.26, Affiliate Debt; and

                  (f) Debt of the Companies existing on the Closing Date and described on Schedule 9.12, together with all renewals, extensions, amendments, modifications, and refinancings thereof, so long as (x) the principal amount of any refinanced Debt shall not exceed the principal amount of the Debt being refinanced immediately prior to giving effect to any such refinancing; and (y) no Default or Potential Default exists or arises as a result of any such renewal, extension, amendment, modification, or refinancing.

         9.13 Liens. No Restricted Borrower shall, nor shall any Restricted Borrower cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (a) enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, other than the Loan Documents, or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

                  (i) Liens securing the Obligation, and so long as the Obligation is ratably secured therewith, Liens securing Debt incurred by any Company under any Financial Hedge relating to the Principal Debt with any Lender or an Affiliate of any Lender;

                  (ii) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, but expressly excluding any Liens in favor of the PBGC or otherwise under ERISA;

                  (iii) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business;

                  (iv) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impairs in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

                  (v) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

                  (vi) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, landlords, or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings;

                  (vii) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provisions (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA);

         (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

                  (viii) Liens securing Permitted Debt incurred pursuant to
         Section 9.12(d), so long as any such Lien does not extend to any asset other than the asset purchased or financed by such Debt;

                  (ix) Liens of utilities incurred in the ordinary course of business on cables and other property affixed to transmission poles pursuant to Pole Agreements or Pole Rental Leases;.

                  (x) Liens arising from Uniform Commercial Code financing statements and similar documents filed on a precautionary basis in respect of operating leases intended by the parties to be true leases (other than any such leases entered into in violation of this Agreement);

                  (xi) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods;

                  (xii) Liens upon shares of stock or other ownership interests held by the Companies in Unrestricted Subsidiaries;

                  (xiii)   Liens for Taxes not yet due and payable;

                  (xiv) Liens arising out of judgments or awards (other than any judgment that is described in Section 10.4 which constitutes a Default thereunder) in respect of which any Restricted Borrower or any of their Restricted Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided any Restricted Borrower or, as applicable, their respective Restricted Subsidiary, shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award to the extent the same is not covered by insurance; and

                  (xv) Leases or subleases granted in the ordinary course of business to others that do not materially interfere with the business of the Companies.

         9.14 Transactions with Affiliates. No Company shall (a) enter into any material transaction with any of its Affiliates (excluding transactions among or between Companies), other than (i) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (ii) the Management Agreement.

         9.15 Compliance with Laws and Documents. No Company shall violate the provisions of any Laws (including, without limitation, ERISA) applicable to it, including, without limitation, all rules and regulations promulgated by the FCC or any Franchisee, or any material written or oral agreement, contract, commitment, or understanding to which it is a party, if such violation alone, or when aggregated with all other such violations, would be a Material Adverse Event; no Company shall violate the provisions of its charter, bylaws, partnership agreement, or other organizational documents.

         9.16 Acquisitions, Subsidiary Guaranties, and Collateral Documents. Restricted Borrowers shall cause each Person that becomes a Restricted Subsidiary of any Company after the Closing Date (whether as a result of acquisition, merger, creation, or otherwise), (a) to execute a Guaranty on the date such entity becomes a Restricted Subsidiary of a Company and promptly deliver (but in no event later than 10 days following consummation of such creation, acquisition, or merger) such Guaranty to Administrative Agent and (b) to execute and deliver to Administrative Agent all required Collateral Documents (in form and substance acceptable to Administrative Agent) creating Liens in favor of Administrative Agent as required pursuant to Section 6.3.

         9.17 Assignment. Except as otherwise permitted by Sections 9.20(g),
(h), (i) and (j), 9.22, or 9.24, no Company shall assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

         9.18 Fiscal Year and Accounting Methods. No Company will change its fiscal year for book accounting purposes or its method of accounting, other than
(a) immaterial changes in methods or as required by GAAP, or (b) in connection with an Acquisition, such changes to the newly-acquired entity so as to conform its fiscal year and its method of accounting to those of the Companies.

         9.19 Government Regulations. No Loan Party will conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of the FCC or any Franchisee) which regulates the incurrence of Debt.

         9.20 Investments and Restricted Payments. No Company shall, directly or indirectly, declare, make, or pay any Investment or Restricted Payment, other than:

                  (a)      Investments in Cash Equivalents;

                  (b) Loans or advances made in the ordinary course of business not to exceed $15,000,000 in the aggregate for all Companies at any time outstanding;

                  (c)      Permitted Acquisitions;

                  (d)      Investments in Restricted Subsidiaries;

                  (e) Financial Hedges purchased by any Company to the extent permitted by, and purchased and maintained in compliance with, the Loan Documents;

                  (f) Distributions declared, made, or paid by Restricted Borrowers wholly in the form of its membership interests or capital stock;

                  (g) Distributions by any Loan Party to any Restricted Borrower or any other Company;

                  (h) Loans, advances, extensions of credit, capital contributions, and other investments in or between Companies;

                  (i) Investments and Restricted Payments, so long as no Default or Event of Default exists or arises as a result thereof and, after giving effect to any such Investment or Restricted Payment, the Leverage Ratio is less than 5.5 to 1.0; and

                  (j) Investments and Restricted Payments in an amount not to exceed the sum of (i) the aggregate amount of Capital Contributions made to the Companies after the Closing Date (excluding any Capital Contributions used to pay Management Fees pursuant to Section 9.29) plus (without duplication) (ii) the aggregate principal amount of Affiliate Debt incurred after the Closing Date, so long as no Default or Event of Default exists or arises as a result therefrom, provided that, in the event such amount is reduced by the amount of any Borrowings by any Unrestricted Borrower hereunder, such amount shall be increased by any repayment of principal of such Borrowings made by such Unrestricted Borrower (other than from proceeds of any Borrowings permitted by Section 9.20(i)), which is accompanied by a certificate of a Responsible Officer of such Unrestricted Borrower designating such payment as being made by such Unrestricted Borrower.

         Notwithstanding the foregoing, Restricted Payments and Distributions are permitted hereunder only to the extent that any such Restricted Payment or Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction.

         9.21 Restrictions on Subsidiaries. No Company shall enter into or permit to exist any material arrangement or agreement (other than the Loan Documents) which directly or indirectly prohibits any such Person from (a) declaring, making, or paying, directly or indirectly, any Distribution to such Company, (b) paying any Debt owed to any Company, (c) making loans, advances, or investments to any Company, or (d) transferring any of its property or assets to any Company.

         9.22 Sale of Assets. No Company shall sell, assign, transfer, or otherwise dispose of any of its assets, other than (a) as permitted by a transaction permitted by Sections 9.20(d), (g), (h), (i), and (j), 9.23, or 9.24; (b) sales of inventory in the ordinary course of business; (c) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection; (d) sales of assets for consideration not less than the fair market value thereof; (e) dispositions of obsolete assets; (f) sale, leases, or other disposition among Companies or from a Guarantor to a Company; and (g) disposition of assets pursuant to Asset Swaps; provided that, concurrently with any Significant Sale, Restricted Borrowers shall make the mandatory prepayments required by Section 3.3(b)(i) and (ii).

         9.23 Sale-Leaseback Financings. Other than a sale-leaseback transaction on terms and in form reasonably satisfactory to Administrative Agent, no Company will enter into any sale-leaseback arrangement with any Person pursuant to which such Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Company to any other Person. Notwithstanding the foregoing, nothing in this Section 9.23 shall prohibit any Company from entering into any such arrangement to the extent the respective capital lease obligation constitutes Debt and Liens permitted under Sections 9.12(d) and 9.13(b)(viii), respectively.

         9.24 Mergers and Dissolutions; Sale of Capital Stock. No Company will, directly or indirectly, merge or consolidate with any other Person, other than
(a) as a result of a Permitted Acquisition, or (b) mergers among Wholly-owned Restricted Subsidiaries of Restricted Borrowers or other Restricted Subsidiaries of which Administrative Agent, for the benefit of the Lenders, has a pledge on 100% of the equity interests in such Restricted Subsidiary; provided that, in any merger involving any Restricted Borrower (including Permitted Acquisitions effected as a merger), a Restricted Borrower must be the surviving entity, and, in any merger involving any other Company (including a Permitted Acquisition effected as a merger), a Company must be the surviving entity, and, in any merger involving any Unrestricted Borrower, an Unrestricted Borrower must be the surviving entity. No Unrestricted Subsidiary of any Borrower will, directly or indirectly, merge or consolidate with any Borrower or any Restricted Subsidiary of any Borrower. No Loan Party shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers permitted under this Section 9.24 or liquidations, wind ups, or dissolutions of Restricted Subsidiaries that hold no Authorizations and own no material assets. No Company may sell, assign, lease, transfer, or otherwise dispose of the capital stock (or other ownership interests) of any Restricted Subsidiary of such entity, except for sales, leases, transfers, or other such distributions to another Company and pursuant to Asset Swaps or as permitted by Section 9.20(g), (h), (i), and (j).

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



         9.25 New Business. No Company will, directly or indirectly, permit or suffer to exist any material change in the type of businesses in which it is engaged from the businesses of the Companies as conducted on the Closing Date or business reasonably related thereto.

         9.26 Affiliate Subordination Agreements. The Companies shall, simultaneously with the incurrence of any and all future Debt of any Company owed to any one or more Affiliates, cause the appropriate Affiliate or Affiliates to execute and deliver to Administrative Agent an Affiliate Subordination Agreement, subordinating the payment of such Debt to the payment of the Obligation.

         9.27 Amendments to Documents. On and after the Closing Date, no Company shall (a) amend or permit any amendments to any Company's charter, bylaws, partnership agreement, or other organizational documents if such action could adversely affect the Rights of Lenders, and (b) consent to any modification, supplement, or waiver of any of the provisions of the Management Agreements to the extent such modification, supplement, or waiver would reasonably be expected to be a Material Adverse Event, unless the consent of Required Lenders is received.

         9.28 Financial Covenants. As calculated on a combined basis for the Companies:

                  (a) Leverage Ratio. Restricted Borrowers shall never permit the Leverage Ratio as of the last day of any fiscal quarter to be greater than the ratio shown in the table below which corresponds to the applicable date of determination:

                     Period                                        Leverage Ratio

      On and after the Closing Date to and                            6.75 to 1
           including December 31, 2000
      On and after January 1, 2001, to and                            6.50 to 1
             including June 30, 2001
        On and after July 1, 2001, to and                             6.25 to 1
           including December 31, 2001
      On and after January 1, 2002, to and                            6.00 to 1
             including June 30, 2002
        On and after July 1, 2002, to and                             5.75 to 1
           including December 31, 2002
      On and after January 1, 2003, to and                            5.50 to 1
             including June 30, 2003
        On and after July 1, 2003, to and                             5.25 to 1
           including December 31, 2003
      On and after January 1, 2004, to and                            5.00 to 1
             including June 30, 2004
        On and after July 1, 2004, to and                             4.75 to 1
           including December 31, 2004
          On and after January 1, 2005                                4.50 to 1


                  (b) Pro Forma Debt Service Coverage. Restricted Borrowers shall never permit the ratio of the Annualized Operating Cash Flow to the Pro Forma Debt Service as of the last day of any fiscal quarter to be less than 1.10 or 1 on any date of determination; provided, however, that if the Leverage Ratio is below 3.5 to 1 at such date of determination, this test shall not apply.

                  (c) Interest Coverage Ratio. Restricted Borrowers shall never permit the ratio of (i) Operating Cash Flow to (ii) Interest Expense (for such fiscal quarter), determined as of the last day of the fiscal quarter then ended, to be less than 1.6:1 on any date of determination.

         9.29 Management Fees. Restricted Borrowers will not, and will not permit any of their Restricted Subsidiaries, to be obligated to pay Management Fees to any Person other than pursuant to the Management Agreements. Restricted Borrowers will not permit the aggregate amount of Management Fees accrued and paid by all Companies during any fiscal quarter to exceed 5% of the gross operating revenue of the Companies for such fiscal quarter; provided that in no event shall any Company pay any Management Fees (a) to any Person other than to the Manager pursuant to the Management Agreements, (b) if at the time of such payment, or after giving effect thereto, any Default or Potential Default shall have occurred and be continuing, or (c) in any circumstance where such payment is not permitted by the Management Fee Subordination Agreement. Any Management Fees which may not be paid as a result of the limitations set forth in the forgoing provisions of this Section 9.29 shall be deferred and shall not be payable, until the principal of and interest on the Obligation shall have been paid in full and the Revolver Commitment and all Discretionary Revolver Commitments shall have terminated. Notwithstanding the foregoing, on and after the occurrence and during the continuation of a Default or Potential Default, the Companies may pay Management Fees (including Management Fees of the Companies that have accrued but have not been paid) in an amount not to exceed the aggregate amount (if any) of all Capital Contributions made in cash for the purpose of funding such Management Fees.

         9.30 Authorizations. Each Company shall, and shall cause each of its Restricted Subsidiaries to, continue to comply with the terms of all Authorizations to which it is subject, and shall do, and cause each of its Restricted Subsidiaries to do, everything necessary or desirable to maintain the Authorizations in good standing, to prevent the termination or forfeiture of the Authorizations and to ensure that the Authorizations are renewed upon their respective times of expiry on at least as favourable terms as the terms on which they were or are originally granted, except to the extent that any such failure to comply with the terms of such Authorizations, to maintain such Authorizations or to prevent the termination or forfeiture of such Authorizations would not reasonably be expected to be a Material Adverse Event.

         9.31 Unrestricted Subsidiaries. So long as no Default or Potential Default exists or arises as a result thereof, Restricted Borrowers may from time to time change the designation of any Subsidiary from a "Restricted Subsidiary" to an "Unrestricted Subsidiary" or vice versa; provided that, such designation shall not be effective unless (a) any Subsidiary designated as an "Unrestricted Subsidiary" satisfies all the requirements of an "Unrestricted Subsidiary" as set forth in the definition of "Unrestricted Subsidiary" in Section 1.1 hereof;
(b) Restricted Borrowers shall deliver to Administrative Agent notice of such designation which notice (i) shall be delivered no later than 10 Business Days prior to such designation, (ii) shall include a Compliance Certificate demonstrating pro forma compliance with the financial covenants hereunder after giving effect to such designation, and (iii) shall confirm that no Default or Potential Default exists or arises as a result of such designation; and (c) each Subsidiary designated as a Restricted Subsidiary shall execute and deliver the Collateral Documents required by Section 6.3 hereof.

SECTION 10 DEFAULT. The term "Default" means the occurrence of any one or more of the following events:

         10.1 Payment of Obligation. The failure or refusal of any Loan Party to pay (a) all or any part of the Principal Debt when the same becomes due (whether by its terms, by acceleration, or as otherwise



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



provided in the Loan Documents) (subject to the limitations regarding the amount of Principal Debt owed by Unrestricted Borrowers); or (b) interest, fees, or any other part of the Obligation (including, without limitation, any deposit of cash collateral required pursuant to Section 2.3) within three Business Days after the same becomes due and payable in accordance with the Loan Documents.

         10.2 Covenants. The failure or refusal of Restricted Borrowers (and, if applicable, any other Loan Party) to punctually and properly perform, observe, and comply with:

                  (a) Any covenant, agreement, or condition contained in Sections 9.1, 9.4, 9.10, 9.12, 9.13, 9.14, 9.16, 9.17, 9.19 through
         9.24, 9.26, 9.28, and 9.29; and

                  (b) Any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation or provide cash collateral set forth in Section 10.1), and such failure or refusal continues for 30 days after (i) Administrative Agent gives notice thereof, or (ii) any Borrower otherwise becomes aware of such failure or refusal.

         10.3 Debtor Relief. Any Company (a) fails to pay its Debts generally as they become due, (b) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (c) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

         10.4 Judgments and Attachments. Any Company fails, within 60 days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of (individually or collectively) $25,000,000 (exclusive of any amounts fully covered by insurance, less any applicable deductible, and as to which the insurer has acknowledged its responsibility to cover such judgment or order) or any warrant of attachment, sequestration, or similar proceeding is issued against any of its assets having a value (individually or collectively) of $25,000,000 which is not stayed on appeal.

         10.5 Misrepresentation. Any representation or warranty made by any Loan Party contained herein or in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

         10.6 Change of Control.  A Change of Control has occurred.

         10.7 Authorizations. One or more Authorizations relating to the CATV Systems of the Companies shall be terminated or revoked such that such Company is no longer able to operate one or more of its CATV Systems and retain the revenue received therefrom or such Company or the grantors of such Authorizations shall fail to renew such Authorizations at the stated expiration thereof such that such Company is no longer able to operate one or more of its CATV Systems and retain the revenue received therefrom, and the effect of the foregoing, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         10.8 Default Under Other Debt and Agreements. (a) Any Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Company (other than the Obligation) in excess (individually or collectively) of $25,000,000; or (b) the acceleration of any Debt of any Company, the principal amount of which Debt exceeds (individually or collectively) $25,000,000.

         10.9 LCs. Any Issuing Lender shall have been served with, or becomes otherwise subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) there has been a drawing under such LC which any Issuing Lender would

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otherwise be obligated to pay and Restricted Borrowers have refused or failed to reimburse such Issuing Lender for such payment or (b) the expiration date of such LC has occurred but the right of any beneficiary thereunder to draw under such LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding and Restricted Borrowers have failed to deposit with Administrative Agent cash collateral in an amount equal to the maximum drawing which could be made under such LC.

         10.10 Validity and Enforceability of Loan Documents. (a) Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Loan Party party thereto or any Loan Party shall deny in writing that it has any or any further liability or obligations under any Loan Document to which it is a party; or (b) Administrative Agent ceases to hold as Collateral (for the benefit of Lenders) a perfected first priority Lien on all of the issued and outstanding shares of common stock issued by or other partnership or equity interests of Restricted Borrowers and each other Person whose stock, partnership, or other equity interests are required to be pledged to secure the Obligation pursuant to the Loan Documents, and such failure is not cured within five Business Days.

SECTION 11        RIGHTS AND REMEDIES.

         11.1     Remedies Upon Default.

                  (a) Debtor Relief. If a Default exists under Section 10.3(b) or 10.3(c), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation shall automatically become due and payable without any action or notice of any kind whatsoever, and Restricted Borrowers shall be required to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g).

                  (b) Other Defaults. If any Default exists, Administrative Agent may (and, subject to the terms of Section 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under Section 11.1(a), declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of each Loan Party in and to every account and other property of any Loan Party which are in the possession of Administrative Agent or any Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, each Loan Party being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes except that each Unrestricted Borrower shall only be obligated in respect of the Obligation to the extent set forth herein); (v) if the maturity of the Obligation has not already been accelerated under
         Section 11.1(a), demand Restricted Borrowers to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g); and (vi) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Laws of the State of New York, or any other applicable jurisdiction as Administrative Agent or Required Lenders (as the case may be) shall deem appropriate, or otherwise, including, but not limited to, the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to Administrative Agent or any Lender in any of the Loan Documents.

         11.2 Company Waivers. To the extent permitted by Law, the Loan Parties presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and



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notice of protest and nonpayment, and agree that their respective liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

         11.3 Performance by Administrative Agent. If any covenant, duty, or agreement of any Loan Party is not performed in accordance with the terms of the Loan Documents, after the occurrence and during the continuance of a Default, Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Loan Party. In such event, any amount expended by Administrative Agent in such performance or attempted performance shall be payable by the Loan Parties, jointly and severally, to Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Loan Party.

         11.4 Delegation of Duties and Rights. Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

         11.5 Not in Control. Nothing in any Loan Document shall, or shall be deemed to (a) give any Agent or any Lender the Right to exercise control over the assets (including real property), affairs, or management of any Loan Party or any Subsidiary thereof, (b) preclude or interfere with compliance by any Loan Party or any Subsidiary thereof with any Law, or (c) require any act or omission by any Loan Party or any Subsidiary thereof that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Agent or any Lender acquiesces in any non-compliance by any Loan Party or any Subsidiary thereof with any Law or document, or that any Agent or any Lender does not expect the Loan Parties and their respective Subsidiaries to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The Agents and the Lenders have no fiduciary relationship with or fiduciary duty to any Loan Party or any Subsidiary thereof arising out of or in connection with the Loan Documents, and the relationship between the Agents and the Lenders, on the one hand, and Loan Parties and their Subsidiaries, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of the Agents and Lenders under the Loan Documents is limited to the Rights provided in the Loan Documents, which Rights exist solely to assure payment and performance of the Obligation and may be exercised in a manner calculated by the Agents and Lenders in their respective good faith business judgment.

         11.6 Course of Dealing. The acceptance by Administrative Agent or Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by Administrative Agent, Required Lenders, or Lenders of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by Administrative Agent, Required Lenders, or Lenders in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

         11.7 Cumulative Rights. All Rights available to Administrative Agent and Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to Administrative Agent and Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not Administrative Agent



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or Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

         11.8 Application of Proceeds. Any and all proceeds ever received by Administrative Agent or Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in Section 3.12.

         11.9 Certain Proceedings. Each Loan Party will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Administrative Agent or Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because the Loan Parties agree that Administrative Agent's and Lenders' remedies at Law for failure of the Loan Parties to comply with the provisions of this Section would be inadequate and that such failure would not be adequately compensable in damages, the Loan Parties agree that the covenants of this Section may be specifically enforced.

         11.10 Limitation of Rights. Notwithstanding any other provision of any Loan Document, any action taken or proposed to be taken by Administrative Agent, any Agent, or any Lender under any Loan Document which would affect the operational, voting, or other control of any Loan Party, shall be pursuant to
Section 310(d) of the Communications Act, any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable Franchisee.

         11.11 Expenditures by Lenders. Restricted Borrowers shall promptly pay within fifteen (15) Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by Co- Administrative Agents and Joint Lead Arrangers and Joint Book Managers, incident to any Loan Document (including, but not limited to, the reasonable fees and expenses of counsel to Co-Administrative Agents and Joint Lead Arrangers and Joint Book Managers in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of Lenders and Administrative Agent incurred by Administrative Agent or any Lender in connection with the enforcement of the obligations of any Loan Party arising under the Loan Documents (including, without limitation, costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Documents (including, but not limited to, reasonable attorneys' fees including allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid.

         11.12 Indemnification. Each Borrower and each other Company (by execution of supplemental agreements to the Loan Documents, a Guaranty, or Collateral Documents) agrees, jointly and severally, to indemnify and hold harmless each Agent, Arranger, and each Lender and each of their respective affiliates and their respective officers, directors, employees, agents, attorneys, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities (including, without limitation, any Environmental Liabilities), costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Borrowings (including any of the foregoing arising from the negligence of the

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Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation, or other proceeding to which the indemnity in this Section 11.12 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Borrower, their directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Borrower and each other company (by execution of a Guaranty or Collateral Documents) agree not to assert any claim against any indemnified party on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Borrowings. Without prejudice to the survival of any other agreement of the companies hereunder, the agreements and obligations of the companies contained in this Section 11.12 shall survive the payment in full of the Borrowings and all other amounts payable under the Loan Documents.

SECTION 12        AGREEMENT AMONG LENDERS.

         12.1     Administrative Agent.

                  (a) Appointment of Administrative Agent. Each Lender hereby appoints Bank of America, N.A. (and Bank of America, N.A. hereby accepts such appointment) as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Documents; (ii) to arrange the means whereby the funds of Lenders are to be made available to Borrowers under the Loan Documents; (iii) to take such action as may be requested by any Lender under the Loan Documents (when such Lender is entitled to make such request under the Loan Documents and after such requesting Lender has obtained the concurrence of such other Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to Lenders under the Loan Documents; (v) to timely distribute, and Administrative Agent agrees to so distribute, to each Lender all material information, requests, documents, and items received from Borrowers under the Loan Documents; (vi) to promptly distribute to each Lender its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; (vii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from Lenders; and (viii) to execute, on behalf of Lenders, such releases or other documents or instruments as are permitted by the Loan Documents or as directed by Lenders from time to time; provided, however, Administrative Agent shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to the Loan Documents or applicable Law.

                  (b) Resignation of Administrative Agent. Successor Administrative Agent. Administrative Agent may resign at any time with or without cause as Administrative Agent under the Loan Documents by giving written notice thereof to Lenders and may be removed as Administrative Agent under the Loan Documents at any time with cause by Required Lenders. Should the initial or any successor Administrative Agent ever cease to be a party hereto or should the initial or any successor Administrative Agent ever resign or be removed as Administrative Agent, then Required Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning Administrative Agent). If no successor Administrative Agent shall have been so appointed by Required Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or Required Lenders' removal of the retiring Administrative Agent, then the retiring

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         Administrative Agent may, on behalf of Lenders, appoint a successor
         Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Administrative Agent under the Loan Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Loan Documents, and each Lender shall execute such documents as any Lender may reasonably request to reflect such change in and under the Loan Documents. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Loan Documents, the provisions of this
         Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents.

                  (c) Administrative Agent as a Lender. Non-Fiduciary. Administrative Agent, in its capacity as a Lender, shall have the same Rights under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Administrative Agent; the term "Lender" shall, unless the context otherwise indicates, include Administrative Agent and any issuer of an LC hereunder; and any resignation, or removal of Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Lender. Each Lender and Borrowers agree that Administrative Agent is not a fiduciary for Lenders or for Borrowers but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrowers and Lenders, that Administrative Agent has no duties or responsibilities to Lenders or Borrowers except those expressly set forth herein, and that Administrative Agents in its capacity as a Lender has all Rights of any other Lender.

                  (d) Other Activities of Administrative Agent. Administrative Agent and its Affiliates may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with Borrowers, act as trustee or depositary for Borrowers, or otherwise be engaged in other transactions with Borrowers (collectively, the "other activities") not the subject of the Loan Documents. Without limiting the Rights of Lenders specifically set forth in the Loan Documents, Administrative Agent and its Affiliates shall not be responsible to account to Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of Borrowers which are not contemplated or included in the Loan Documents, any present or future offset exercised by Administrative Agent and its Affiliates in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of Administrative Agent or its Affiliates which may be or become security for the obligations of Borrowers arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligation, then each Lender shall be entitled to share in such application ratably.

         12.2 Expenses. Upon demand by Administrative Agent, each Lender shall pay its ratable portion (determined as of the date reimbursement is sought hereunder) of any reasonable expenses (including, without limitation, court costs, reasonable attorneys' fees, and other costs of collection) incurred by Administrative Agent in connection with any of the Loan Documents if and to the extent such Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that, each Lender shall be entitled to receive its ratable portion of any reimbursement for such expenses, or part thereof, which Administrative Agent subsequently receives from such other sources.

         12.3 Proportionate Absorption of Losses. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents shall be deemed to give any Lender any advantage over any other Lender



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insofar as the Obligation is concerned, or to relieve any Lender from absorbing its ratable portion of any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Documents).

         12.4 Delegation of Duties; Reliance. Administrative Agent may perform any of its duties or exercise any of its Rights under the Loan Documents by or through its Representatives. Administrative Agent and its Representatives shall
(a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by Administrative Agent, (b) be entitled to deem and treat each Lender as the owner and holder of the Obligation owed to such Lender for all purposes until, subject to Section 13.12, written notice of the assignment or transfer thereof shall have been given to and received by Administrative Agent (and any request, authorization, consent, or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Obligation owed to such Lender or portion thereof until such notice is given and received), (c) not be deemed to have notice of the occurrence of a Default or Potential Default unless a responsible officer of Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has received written notice from a Lender or Restricted Borrowers and stating that such notice is a "Notice of Default," and (d) be entitled to consult with legal counsel (including counsel for Borrowers), independent accountants, and other experts selected by Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

         12.5     Limitation of Liability.

                  (a) General. None of the Agents or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct; and none of the Agents or any of their respective Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (provided that, nothing herein shall negate the obligation of Administrative Agent to account for funds received by it for the account of any Lender).

                  (b) Non-Discretionary Actions. Indemnification. Unless indemnified to its satisfaction against loss, cost, liability, and expense, neither Administrative Agent nor any other Agent shall be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If Administrative Agent requests instructions from Lenders or Required Lenders, as the case may be, with respect to any act or action (including, but not limited to, any failure to act) in connection with any Loan Document, Administrative Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. Except where action of Required Lenders or all Lenders is required in the Loan Documents, Administrative Agent may act hereunder in its own discretion without requesting instructions. In no event, however, shall Administrative Agent or any of its Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender shall have any right of action against Administrative Agent as a result of Administrative Agent's acting or refraining from acting hereunder in accordance with the instructions of Required Lenders (or all Lenders if required in the Loan Documents).

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                  (c) Independent Credit Decision. Neither Administrative Agent
         nor any other Agent shall be responsible in any manner to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon Administrative Agent or any other Agent in respect of, (i) the creditworthiness of any Loan Party and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Loan Party. Each Lender agrees to indemnify Administrative Agent and its Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Documents or any action taken or omitted by them under the Loan Documents (including any of the foregoing arising from the negligence of Administrative Agent or its Representatives), to the extent Administrative Agent and its Representatives are not reimbursed for such amounts by any Loan Party (provided that, Administrative Agent and its Representatives shall not have the Right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct).

         12.6     Default; Collateral.

                  (a) Upon the occurrence and continuance of a Default, Lenders agree to promptly confer in order that Required Lenders or Lenders, as the case may be, may agree upon a course of action for the enforcement of the Rights of Lenders; and Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until Administrative Agent shall have received instructions from Required Lenders. All Rights of action under the Loan Documents and all Rights to the Collateral, if any, hereunder may be enforced by Administrative Agent and any suit or proceeding instituted by Administrative Agent in furtherance of such enforcement shall be brought in its name as Administrative Agent without the necessity of joining as plaintiffs or defendants any other Agent or Lender, and the recovery of any judgment shall be for the benefit of Lenders subject to the expenses of Administrative Agent. In actions with respect to any property of Borrowers, Administrative Agent is acting for the ratable benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of Borrowers to the Obligation shall be construed as being for the ratable benefit of each Lender.

                  (b) Each Lender authorizes and directs Administrative Agent to enter into the Collateral Documents for the benefit of the Lenders. Except to the extent unanimity or a supermajority is required hereunder, each Lender agrees that any action taken by the Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

                  (c) Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

                  (d) Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected, or insured or has been encumbered or that the Liens granted to Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected, or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the Rights granted or available to Administrative Agent in this Section 12.6 or in any of the Collateral Documents; it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given Administrative Agent's own interest in the Collateral as one of the Lenders and that Administrative Agent shall have no duty or liability whatsoever to any Lender, other than to act without gross negligence or willful misconduct.

                  (e) Lenders hereby irrevocably authorize Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by Administrative Agent upon any Collateral: (i) upon termination of the Total Commitment and payment and satisfaction of the Obligation;
         (ii) constituting property in which no Loan Party or Parent owned an interest at the time the Lien was granted or at any time thereafter;(iii) upon the sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents, including, without limitation, under Sections 9.20 (i) or (j) or 9.22; (iv) as contemplated in Section 6.4; or (v) if approved, authorized, or ratified in writing by all necessary Lenders. Upon request by Administrative Agent at any time, Lenders will confirm in writing Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 12.6.

                  (f) In furtherance of the authorizations set forth in this
         Section 12.6, each Lender hereby irrevocably appoints Administrative Agent its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender, (i) to enter into Collateral Documents (including, without limitation, any appointments of substitute trustees under any Collateral Document), (ii) to take action with respect to the Collateral and Collateral Documents to perfect, maintain, and preserve Lender's Liens, and (iii) to execute instruments of release or to take other action necessary to release Liens upon any Collateral to the extent authorized in Paragraph (e) hereof. This power of attorney shall be liberally, not restrictively, construed so as to give the greatest latitude to Administrative Agent's power, as attorney, relative to the Collateral matters described in this Section 12.6. The powers and authorities herein conferred on Administrative Agent may be exercised by Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of Administrative Agent. The power of attorney conferred by this Section 12.6(f) is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Obligation, or any part thereof, shall remain unpaid or Lenders are obligated to make any Borrowings under the Loan Documents.

         12.7 Limitation of Liability. To the extent permitted by Law, (a) neither Administrative Agent nor any other Agent (acting in their respective agent capacities) shall incur any liability to any other Lender, Agent, or Participant except for acts or omissions resulting from its own fraud, gross negligence or willful misconduct, and (b) neither Administrative Agent nor any other Agent, Lender, or Participant shall incur any liability to any other Person for any act or omission of any other Lender, Agent, or Participant.

         12.8 Relationship of Lenders. Nothing herein shall be construed as creating a partnership or joint venture among Agents and Lenders.

         12.9 Benefits of Agreement. None of the provisions of this Section 12 shall inure to the benefit of any Loan Party or any other Person other than Lenders; consequently, no Loan Party or any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Agent or any Lender to comply with such provisions.

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



         12.10 Agents. None of the Lenders identified in this Agreement as "Co-Administrative Agent" (other than Administrative Agent), "Syndication Agent," "Documentation Agent," "Arranging Agent," or "Managing Agent" shall have any Rights, powers, obligations, liabilities, responsibilities, or duties under the Loan Documents other than as an Issuing Lender (if applicable) and those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "Co-Administrative Agent," "Syndication Agent," "Documentation Agent," "Arranging Agent," or "Managing Agent" shall have or be deemed to have any fiduciary relationship with any Lender. Any Lender that is a "Co-Administrative Agent" (other than Administrative Agent which shall be governed by Section 12.1(b)), "Syndication Agent," "Documentation Agent," "Arranging Agent," or "Managing Agent" may voluntarily relinquish its title by giving written notice thereof to Administrative Agent and Borrower. Upon such relinquishments, a successor "Co- Administrative Agent" (other than Administrative Agent which shall be governed by Section 12.1(b)), "Syndication Agent," "Documentation Agent," "Arranging Agent," or "Managing Agent" may be appointed upon the mutual agreement of Restricted Borrowers and Administrative Agent.

         12.11 Obligations Several. The obligations of Lenders hereunder are several, and each Lender hereunder shall not be responsible for the obligations of the other Lenders hereunder, nor will the failure of one Lender to perform any of its obligations hereunder relieve the other Lenders from the performance of their respective obligations hereunder.

         12.12 Financial Hedges. To the extent any Lender or any Affiliate of a Lender issues a Financial Hedge relating to the Principal Debt and accepts the benefits of the Liens in the Collateral arising pursuant to the Collateral Documents, such Lender (for itself and on behalf of any such Affiliates) agrees
(i) to appoint Administrative Agent, as its nominee and agent, to act for and on behalf of such Lender or Affiliate thereof in connection with the Collateral Documents and (ii) to be bound by the terms of this Section 12; whereupon all references to "Lender" in this Section 12 and in the Collateral Documents shall include, on any date of determination, any Lender or Affiliate of a Lender that is party to a then-effective Financial Hedge relating to the Principal Debt. Additionally, if the Obligation owed to any Lender or Affiliate of a Lender consists solely of Debt arising under a Financial Hedge (such Lender or Affiliate being referred to in this Section 12.12 as an "Hedge Lender"), then such Hedge Lender (by accepting the benefits of any Collateral Documents) acknowledges and agrees that pursuant to the Loan Documents and without notice to or consent of such Hedge Lender: (i) Liens in the Collateral may be released in whole or in part to the extent Liens securing the Principal Debt are released, (ii) all Guaranties may be released; (iii) any Collateral Document may be amended, modified, supplemented, or restated; and (iv) all or any part of the Collateral may be permitted to secure other Debt.

SECTION 13        MISCELLANEOUS.

         13.1 Headings. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

         13.2 Nonbusiness Days. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next- succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that, if, in the case of any such payment in respect of a Eurodollar Rate Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

         13.3 Communications. Unless specifically otherwise provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate

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



answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for each Lender, Administrative Agent, and other Agents is set forth on Schedule 2.1, and for each Borrower is the address set forth by each Borrower's signature on the signature page of this Agreement or supplement and for each Guarantor is the address set forth by such Guarantor's signature on the signature page of its Guaranty. A copy of each such communication to Administrative Agent shall also be sent to Haynes and Boone, LLP, 901 Main Street, Dallas, Texas 75202, Fax:
214/651-5940, Attn: Sue P. Murphy. A copy of each such communication to Borrowers shall also be sent to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, Attn:
Paula Zawadzki.

         13.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of the Loan Documents must be in form and substance and in such number of counterparts as may be reasonably satisfactory to Administrative Agent and its counsel.

         13.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. All Rights of, and provisions relating to, reimbursement and indemnification of Administrative Agent, any Agent, or any Lender (and any other provision of the Loan Documents that expressly provides for such survival) shall survive termination of this Agreement, payment in full of the Obligation, and any assignment by any Lender.

         13.6 Governing Law. The Loan Documents have been entered into pursuant to Section 5-1401 of the New York General Obligations Law and the substantive laws of the State of New York (except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of Liens under the Collateral Documents), and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of the Loan Documents.

         13.7 Invalid Provisions. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. Administrative Agent, Lenders, and each Loan Party party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

         13.8 Entirety. The Rights and Obligations of each Loan Party, Lenders, and Agents Shall Be Determined Solely from Written Agreements, Documents, and Instruments, and Any Prior Oral Agreements Between Such Parties Are Superseded by and Merged into Such Writings. This Agreement (As Amended in Writing from Time to Time) and the Other Written Loan Documents Executed by Any Loan Party, Any Lender, and/or any Agent (Together with All Commitment Letters and Fee Letters as They Relate to the Payment of Fees after the Closing Date) Represent the Final Agreement Between the Loan Parties, Lenders, and Agents, and May Not Be Contradicted by Evidence of Prior,

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



Contemporaneous, or Subsequent Oral Agreements by Such Parties. There Are No Unwritten Oral Agreements Between Such Parties.

         13.9 Jurisdiction; Venue; Service of Process; Jury Trial. Each Party Hereto (including each Guarantor by execution of a Guaranty), in Each Case for Itself, its Successors and Assigns, Hereby (A) irrevocably Submits to the Nonexclusive Jurisdiction of the State (pursuant to Section 5-1402 of the New York General Obligations Law) and Federal Courts Located in the Borough of Manhattan in the State of New York, and Agrees and Consents That Service of Process May Be Made upon it in Any Legal Proceeding Arising out of or in Connection with the Loan Documents and the Obligation by Service of Process as Provided by New York Law, (B) irrevocably Waives, to the Fullest Extent Permitted by Law, Any Objection Which it May Now or Hereafter Have to the Laying of Venue of Any Litigation Arising out of or in Connection with the Loan Documents and the Obligation Brought in Any Such Court, (C) irrevocably Waives Any Claims That Any Litigation Brought in Any Such Court Has Been Brought in an Inconvenient Forum, (D) agrees to Designate and Maintain an Agent for Service of Process in New York in Connection with Any Such Litigation and to Deliver to Administrative Agent Evidence Thereof, If Requested, (E) irrevocably Consents to the Service of Process out of Any of the Aforementioned Courts in Any Such Litigation by the Mailing of Copies Thereof by Certified Mail, Return Receipt Requested, Postage Prepaid, at its Address Set Forth Herein, (F) irrevocably Agrees That Any Legal Proceeding Against Any Party Hereto Arising out of or in Connection with the Loan Documents or the Obligation Shall Be Brought in One of the Aforementioned Courts, and (G) irrevocably Waives, to the Fullest Extent Permitted by Law, its Respective Rights to a Jury Trial of Any Claim or Cause of Action Based upon or Arising out of Any Loan Document or the Transactions Contemplated Thereby. The scope of each of the foregoing waivers is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Loan Parties and each other party to the Loan Documents acknowledge that this waiver is a material inducement to the agreement of each party hereto to enter into a business relationship, that each has already relied on this waiver in entering into the Loan Documents, and each will continue to rely on each of such waivers in related future dealings. The Loan Parties and each other party to the Loan Documents warrant and represent that they have reviewed these waivers with their legal counsel, and that they knowingly and voluntarily agree to each such waiver following consultation with legal counsel. THE WAIVERS IN THIS SECTION 13.9 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of Litigation, this Agreement may be filed as a written consent to a trial by the court.

         13.10    Amendments, Consents, Conflicts, and Waivers.

                  (a) Except as otherwise specifically provided in this Section
         13.10 or otherwise in the Loan Documents, (i) this Agreement may only be amended, modified, or waived by an instrument in writing executed jointly by Borrowers and Required Lenders, and, in the case of any matter affecting Administrative Agent (except removal of Administrative Agent as provided in Section 12) by Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver if Borrowers and Required Lenders, and, in the case of any matter affecting Administrative Agent (except as set forth above), such Administrative Agent, have approved same.

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



                  (b) Any amendment to the Loan Documents which purports to change, waive, or modify the amount or timing of the mandatory prepayments required by Section 3.3(b) must be approved by Borrowers and by Supermajority Lenders.

                  (c) Except as provided in Section 13.10(b), any amendment to or consent or waiver under any Loan Document which purports to accomplish any of the following must be approved by Borrowers and by each Lender adversely affected thereby, and, in the case of any matter affecting Administrative Agent, by Administrative Agent: (i) postpones or delays any date fixed by the Loan Documents (A) for any payment (other than mandatory prepayments under Section 3.3(b)) of all or any part of the Obligation payable to such Lender or Administrative Agent or (B) for any reduction of the Revolver Commitment; (ii) reduces the interest rate or decreases the amount of any payment of principal, interest, fees, or other sums payable to Administrative Agent or any such Lender hereunder (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "Required Lenders", "Supermajority Lenders", Section 13.10(b), or this Section 13.10(c) or any other provisions of the Loan Documents that require the unanimous consent of the Lenders; (iv) changes the order of application of any payment or prepayment set forth in Sections 3.3 and 3.12 in any manner that adversely affects such Lender or Administrative Agent; or (v) except as otherwise permitted by any Loan Document (including, without limitation, Section 6.4), releases any Guaranty, Collateral, or Loan Party. Without the consent of such Lender, no Lender's "Committed Sum" or "Commitment Percentage" may be increased.

                  (d) As provided in Section 2.4(e) and (f), any amendment executed to effect the addition of any New Lender and all Supplemental Credit Documents with respect to each Discretionary Loan shall be executed by Restricted Borrowers, Administrative Agent, and each Discretionary Lender party to the applicable Discretionary Loan.

                  (e) Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

                  (f) No course of dealing nor any failure or delay by Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of Administrative Agent or any Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by Administrative Agent and requisite Lenders to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         13.11 Multiple Counterparts. The Loan Documents may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of any Loan Document, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by Borrowers, each Lender, and each Co- Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed and delivered to Administrative Agent by each Lender, Administrative Agent, and Restricted Borrowers, or, when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that such party has executed and is delivering to Administrative Agent a counterpart hereof.

         13.12    Successors and Assigns; Assignments and Participations.

                  (a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors (which shall include in the case of any Lender, any entity resulting from a merger or consolidation) and assigns, except that (i) Borrowers may not, except as otherwise

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



         permitted under the Loan Documents, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of their Rights, duties, or obligations under any Loan Documents without the express written consent of all Lenders, and (ii) except as permitted under this Section, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

                  (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under the Loan Documents (including, without limitation, all or a portion of its Borrowings and its Notes -- to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes); provided, however, that:

                           (i) each such assignment shall be to an Eligible
                  Assignee;

                           (ii) except in the case of an assignment to another
                  Lender, an Affiliate of assigning Lender or an Approved Fund of any Lender, or in the case of an assignment of all of a Lender's Rights and obligations under the Loan Documents, any such partial assignment under any Facility or Discretionary Loan shall not be less than the following amounts for the Facility or Discretionary Loan indicated (unless Administrative Agent and, unless a Default or Potential Default has occurred and is continuing, Restricted Borrowers consent thereto (in their sole discretion) in writing which may be evidenced by their acceptance and execution of the related Assignment and Acceptance Agreement):


     Facility/ Discretionary Loan                  Minimum Partial Assignment

=======================================  ==============================================
Revolver                                 Facility $5,000,000 (inclusive of any
                                         concurrent assignments under the Term
                                         Loan Facility or any Discretionary
                                         Loans by the assigning Lender to the
                                         same assignee)

---------------------------------------  ----------------------------------------------
Discretionary Revolver Loans             $5,000,000 (inclusive of any
                                         concurrent assignments under the
                                         Revolver Facility, the Term Loan
                                         Facility, or any Discretionary Term
                                         Loans by the assigning Lender to the
                                         same assignee)
---------------------------------------  ----------------------------------------------
Term Loan Facility                                          $500,000
---------------------------------------  ----------------------------------------------
Discretionary Term Loans                                    $500,000
=======================================  ==============================================

                  ; provided that, no partial assignment for any Facility or Discretionary Loan (including any assignment among Lenders) may result in any Lender holding less than $5,000,000 under the Revolver Facility or any Discretionary Revolver Loan or $500,000 under the Term Loan Facility or any Discretionary Term Loan;

                           (iii) each such assignment by a Lender shall be of a
                  proportionate part of all of the assigning Lender's Rights and obligations under this Agreement and the Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes), except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all of the assigning Lender's Rights and obligations in respect of one Facility or Discretionary Loan;

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




                           (iv) the parties to such assignment shall execute and
                  deliver to Administrative Agent for its acceptance an Assignment and Acceptance Agreement substantially in the form of Exhibit F hereto, together with any Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) subject to such assignment and a processing fee of $3,500 (other than assignments between Lenders or a Lender and an Affiliate thereof or of any other Lender); and

                           (v) so long as any Lender is an Agent (other than a
                  Managing Agent) under this Agreement, such Lender (or an Affiliate of such Lender) shall retain an economic interest in the Loan Documents, will not assign all of its Rights, duties, or obligations under the Loan Documents, except to an Affiliate of such Lender, and will not enter into any Assignment and Acceptance Agreement that would have the effect of such Lender assigning all of its Rights, duties, or obligations under the Loan Documents to any Person other than an Affiliate of such Lender unless such Agent has relinquished such title in accordance with Section 12.1 (with respect to Administrative Agent) or Section 12.10 (with respect to the other Agents).

         Upon execution, delivery, acceptance, and recordation of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Lender under the Loan Documents and the assigning Lender shall, to the extent of such assignment, relinquish its Rights and be released from its obligations under the Loan Documents. Upon the consummation of any assignment pursuant to this Section, but only upon the request of the assignor or assignee made through Administrative Agent, Restricted Borrowers shall issue appropriate Notes to the assignor and the assignee, reflecting such Assignment and Acceptance. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to Restricted Borrowers and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 4.6.

                  (c) Administrative Agent (acting solely for this administrative purpose as an agent of Borrowers) shall maintain at its address referred to in Section 13.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of Lenders and the Commitment Percentage, and principal amount of the Borrowings owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this Section 13.12, Schedule 2.1 shall automatically be deemed amended (to the extent required) by Administrative Agent to reflect the name, address, and, where appropriate, the respective Committed Sums under the Facilities of the assignor and assignee. No assignment shall be effective until recorded in the Register as provided in this Section 13.12(c).

                  (d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

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



                  (e) Subject to the provisions of this Section and in accordance with applicable Law, any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time sell to one or more Persons (other than any Borrower or any Affiliate of any Borrower) (each a "Participant") participating interests in its portion of the Obligation. In the event of any such sale to a Participant, (i) such Lender shall remain a "Lender" under the Loan Documents and the Participant shall not constitute a "Lender" hereunder, (ii) such Lender's obligations under the Loan Documents shall remain unchanged, (iii) such Lender shall remain solely responsible for the performance thereof, (iv) such Lender shall remain the holder of its share of the Principal Debt for all purposes under the Loan Documents, (v) Borrowers and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's Rights and obligations under the Loan Documents, and
         (vi) such Lender shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such participation and shall hold Borrowers and Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and representatives harmless against the same. Participants shall have no Rights under the Loan Documents, other than certain voting Rights as provided below. Subject to the following, each Lender shall be entitled to obtain (on behalf of its Participants) the benefits of Section 4 with respect to all participations in its part of the Obligation outstanding from time to time, so long as Borrowers shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under Section 4 calculated as though no participations have been made. No Lender shall sell any participating interest under which the Participant shall have any Rights to approve any amendment, modification, or waiver of any Loan Document, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal (other than mandatory prepayments), interest, or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except such reductions as are contemplated by the Loan Documents), or releases all or any substantial portion of the Guaranties or all or any substantial portion of the Collateral for the Obligation under the Loan Documents (except such releases of Guaranties or Collateral as are contemplated in Section 6.5); provided that, in those cases where a Participant is entitled to the benefits of Section 4 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters previously described in this sentence, such Lender must include a voting mechanism in the relevant participation agreement or agreements, as the case may be, whereby a majority of such Lender's portion of the Obligation (whether held by such Lender or Participant) shall control the vote for all of such Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or otherwise encumber its portion of the Obligation, unless the consent of the transferring Lender (which consent will not be unreasonably withheld) has been obtained.

                  (f) Notwithstanding any other provision set forth in this Agreement, any Lender may, without notice to, or consent of Borrowers or Administrative Agent, at any time assign and pledge all or any portion of its Borrowings and its Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank or any Lender which is a fund may pledge all or any portion of its Borrowings and its Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) to any trustee or to any other representative of holders of obligations owed or securities issued by such fund as security for such obligations or securities; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this Section 13.12. No such assignment or pledge shall release the assigning Lender from its obligations hereunder.

                  (g) Any Lender may furnish any information concerning the Loan Parties and Subsidiaries thereof in the possession of such Lender from time to time to Eligible Assignees and Participants (including prospective Eligible Assignees and Participants) and to counterparties under a Financial Hedge relating to the Debt incurred under this Agreement issued by a Lender or an Affiliate of a Lender.

                  (h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose vehicle (a "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to Administrative Agent and Restricted Borrowers, the option to provide to Borrowers all or any part of any Borrowing that such Granting Lender would otherwise be obligated to make to Borrowers pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPC to make any Borrowing, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Borrowing, the Granting Lender shall be obligated to make such Borrowing pursuant to the terms hereof, and (iii) Borrowers may bring any proceeding against either the Granting Lender or the SPC in order to enforce any rights of Borrowers under any of the Loan Documents. The making of a Borrowing by an SPC hereunder shall utilize the Committed Sum of the Granting Lender to the same extent, and as if, such Borrowing were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof arising out of any claim against such SPC under this Agreement; provided that the Granting Lender for each SPC hereby agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage, and expense arising out of their inability to institute any such proceeding against such SPC. Each party hereto acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any extensions of credit made by a SPC shall be exercised only by the relevant Granting Lender. Each Granting Lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its SPC: (i) receive any and all payments made for the benefit of such SPC and (ii) give and receive all communications and notices and take all actions hereunder to the extent, if any, such SPC shall have any rights hereunder. To the extent a SPC shall have the right to receive or give any such notice or take any such action in writing, it shall be signed by its Granting Lender as administrative agent and attorney-in-fact for such SPC and need not be signed by such SPC on its own behalf. The Loan Parties, Administrative Agent, and the Lenders may rely thereon without any requirement that the SPC sign or acknowledge the same. In addition, notwithstanding anything to the contrary contained in this Section 13.12(h), any SPC may with notice to, but without the prior written consent of, Restricted Borrowers and Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Borrowings to the Granting Lender or to any financial institutions (consented to by Restricted Borrowers and Administrative Agent) providing liquidity and/or credit support (if any) with respect to commercial paper issued by such SPC to fund such Borrowings; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this Section 13.12, and such SPC may disclose on a confidential basis, confidential information with respect to the Borrowers and their Subsidiaries to any rating agency, commercial paper dealer, or provider of a surety, guarantee, or credit liquidity enhancement to such SPC. This paragraph may not be amended without the consent of any SPC at the time holding Borrowings under this Agreement. Administrative Agent shall have no duty or obligation to give any notices required to be delivered hereunder to any SPC.

         13.13 Decisions by Restricted Borrowers. To the extent any action under the Loan Documents requires the consent or direction of all Restricted Borrowers and all Restricted Borrowers do not agree on the action to be taken, Administrative Agent shall (a) take the alternative action (if any) provided under the Loan Documents for circumstances under which no consent or direction is given by Restricted Borrowers, or (b) if no such action is provided, take no action unless otherwise directed by Required Lenders.

         13.14 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The obligations of each Loan Party under the Loan Documents shall remain in full force and effect until termination of the Total Commitment, payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, and expiration of all LCs, except that Sections 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by any Loan Party under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of such Loan Party or otherwise, the obligations of each Loan Party under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         13.15 Limited Recourse. The obligations of each Loan Party set forth in the Loan Documents are intended to be binding on each Loan Party and create full recourse against each Loan Party. Each Parent shall be liable for all representations, warranties, covenants, and obligations set forth in the Pledge Agreement executed and delivered by it from time to time, but shall not be otherwise be liable to repay any Principal Debt. No manager, director, officer, employee, shareholder, member, or partner of any Parent (which is not a Loan Party) or any transferee (which is not a Loan Party) of any Collateral securing the Obligation to the extent such transfer is permitted by the terms of the Loan Documents or is otherwise made with the prior written consent of each requisite Lender shall be personally liable for any obligations of any Parent, except as set forth below. This Section 13.15 shall not (a) prevent or restrict recourse to the Collateral securing the Obligation or constitute a waiver, release, or discharge of the Obligation, but the Obligation shall remain outstanding until paid or discharged; (b) limit any Rights, claims for damages, or recourse of Administrative Agent, the Lenders, or the Issuing Lenders or their respective transferees or assigns as a result of (i) any knowing or willful breach by any Person of any representation or warranty of such Person made under or pursuant to this Agreement or any other Loan Document or (ii) any knowing or willful breach of any covenant or other obligation by any Person under this Agreement or any other Loan Document; or (c) limit the Right of any Person to name any Parent or Loan Party or any transferee of any interest in the Collateral securing the Obligation as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under this Agreement or any other Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken, or enforced against any Person referred to in the third sentence of this Section 13.15. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by Administrative Agent, the Lenders, or the Issuing Lenders of any Rights to damages, other monetary relief, injunctive relief, or any other remedy at Law or equity against any Parent, Loan Party, or any Person referred to in the third sentence of this Section 13.15 by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence, or criminal acts.

                                      [Remainder of Page Intentionally Blank.
                                             Signature Pages Follow.]

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.


                                                     CENTURY CABLE HOLDINGS, LLC, as a Restricted Borrower

Address for all Restricted
Borrowers:                                           By:      CENTURY CABLE HOLDING CORP., its
                                                              sole member
One North Main Street
Coudersport, PA 16915

                                                    By:      /s/ James R. Brown
Telephone:        814-274-9830                               James R. Brown, Vice President
Facsimile:        814-274-7098
                                                     FT. MYERS CABLEVISION, LLC,  as a Restricted Borrower

                                                     By:     FT. MYERS ACQUISITION LIMITED
                                                             PARTNERSHIP, its sole member

                                                     By:     OLYMPUS COMMUNICATIONS,
                                                             L.P., its general partner

                                                     By:     ACP HOLDINGS, INC., its
                                                             General Partner

                                                     By:     /s/ James R. Brown
                                                             James R. Brown, Vice
                                                             President

                                                     HIGHLAND  PRESTIGE GEORGIA, INC.,  as  a
                                                     Restricted Borrower

                                                     By:     /s/ Michael J. Rigas
                                                             Michael J. Rigas, Executive Vice President



         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.


EXECUTED  to be effective as of the Closing Date.

                                                     BANK OF AMERICA, N.A.,  as a Co- Administrative
                                                     Agent and Lender

                                                     By:      /s/ Roselyn Drake
                                                              Roselyn Drake, Managing Director

                                                     THE CHASE MANHATTAN BANK,  as a  Co-
                                                     Administrative Agent and a Lender

                                                     By:      /s/ John  J. Huber III
                                                              John J. Huber III, Managing Director

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.

ABN AMRO BANK N.V.,  as Managing Agent
and a Lender

By:      /s/ David C. Carrington
         David C. Carrington, Group Vice
         President

By:      /s/ Frances O'R Logan
         Frances O'R Logan, Senior Vice President

THE BANK OF NEW YORK,  as Managing
Agent and a Lender

By:      /s/ Gerry Granovsky
         Gerry Granovsky,  Vice President

BANK OF MONTREAL, as Managing Agent
and  a Lender

By:      /s/ Sarah Kim
         Sarah Kim, Director

THE BANK OF NOVA SCOTIA,  as Managing
Agent and a Lender

By:      /s/ Vincent I. Fitzgerald, Jr.
         Vincent I. Fitzgerald, Jr., Authorized
         Signatory

BARCLAYS BANK PLC, as Arranging Agent
and a Lender

By:      /s/ Daniele Iacovone
         Daniele Iacovone, Director

BAYERISCHE LANDESBANK
GIROZENTRALE CAYMAN ISLANDS
BRANCH,  as a Lender

By:      /s/ Hereward Drummond
         Hereward Drummond, Senior Vice
         President

By:      /s/ James H. Boyle
         James H. Boyle, Vice President

CIBC INC.,  as a Lender

By:      /s/ Michele E. Roller
         Michele E. Roller, Executive Director
         CIBC World Markets Corp. As Agent

CIBC WORLD MARKETS CORP., as
Documentation Agent

By:      /s/ Michele E. Roller
         Michele E. Roller, Executive Director
         CIBC World Markets Corp. As Agent

CITIBANK, N.A., as Managing Agent and a
Lender

By:      /s/ Maureen Maroney
         Marureen Maroney, Vice President

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW YORK
BRANCH, as a Lender

By:      /s/ Eric Hurshman
         Eric Hurshman, Vice President

By:      /s/ W. Jeffrey Vollack
         W. Jeffrey Vollack, Senior Credit Officer
         and Senior Vice President

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.

CREDIT INDUSTRIEL ET COMMERCIAL,
as a Lender

By:      /s/ Marcus Edward
         Marcus Edward, Vice President

By:      /s/ Anthony Rock
         Anthony Rock, Vice President

CREDIT LYONNAIS NEW YORK BRANCH,
as Managing Agent and a Lender

By:      /s/ John P. Judge
         John P. Judge, Vice President

CREDIT SUISSE FIRST BOSTON, as
Managing Agent and a Lender

By:      /s/ Robert Hetu
         Robert Hetu, Vice President

By:      /s/ David L. Sawyer
         David L. Sawyer, Vice President

CYPRESSTREE INVESTMENT FUND, LLC,
as a Lender

By:      CYPRESSTREE INVESTMENT

         MANAGEMENT COMPANY, INC., as
         its Managing Member

By:      /s/ Jonathan D. Sharkey
         Jonathan D. Sharkey, Principal

THE DAI-ICHI KANGYO BANK, LTD., as
a  Lender

By:      /s/ Marvin Mirel Lazar
         Marvin Mirel Lazar, Assistant Vice
         President

DG BANK DEUTSCHE
GENOSSENSCHAFTS BANK AG, as  a
Lender

By:      /s/ Sabine Wendt
         Sabine Wendt, Vice President

By:      /s/ Rob T. Jokhai
         Rob T. Jokhai, Vice President

DLJ CAPITAL FUNDING, INC., as a Lender

By:      /s/ Steven Hickey
         Steven Hickey, Managing Director

FIFTH THIRD BANCORP, as a Lender

By:      /s/ Thomas G. Welch, Jr.
         Thomas G. Welch, Jr., Assistant Vice
         President

FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY, as a Lender

By:      CYPRESSTREE INVESTMENT

         MANAGEMENT COMPANY, INC., as
         Attorney-in-Fact and on behalf of First
         Allmerica Financial Life Insurance
         Company as Portfolio Manager

         By:      /s/ Jonathan D. Sharkey
                  Jonathan D. Sharkey, Principal

FIRSTAR  BANK, N.A., as a Lender

By:      /s/ Gail F. Scannell
         Gail F. Scannell, Vice President

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.

FIRST UNION NATIONAL BANK, as
Managing Agent and a Lender

By:      /s/ Mark K. Misenheimer
         Mark K. Misenheimer, Senior Vice
         President

FLEET NATIONAL BANK, as Managing
Agent and  a Lender

By:      /s/ James C. Lewis
         James C. Lewis, Group Executive

By:      /s/ Andre Paquette
         Andre Paquette, Loan Officer

FOOTHILL INCOME TRUST II, L.P., as a
Lender

By:      FIT II GP, LLC, its general partner

         By:      /s/ Dennis R. Ascher
                  Dennis R. Ascher, Managing
                  Member

THE INDUSTRIAL BANK OF JAPAN,
LIMITED, as a Lender

By:      /s/ William Kennedy
         William Kennedy, Senior Vice President

JACKSON NATIONAL LIFE COMPANY, as
a Lender

By:      PPM America, Inc., as Attorney-in-fact

         By:      /s/ Michael J. Harrington
                  Michael J. Harrington, Vice
                  President

KEMPER FLOATING RATE FUND, as a
Lender

By:      /s/ Mark E. Wittnebel
         Mark E. Wittnebel, Senior Vice President

KZH III LLC,  as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

KZH CYPRESSTREE-1 LLC, as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

KZH ING-2 LLC,  as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

KZH  LANGDALE LLC, as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

KZH  PONDVIEW  LLC,  as a Lender

By:      /s/ Susan Lee
         Susan Lee, Authorized Agent

KZH  SHOSHONE  LLC, as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

KZH  WATERSIDE  LLC,  as a Lender

By:      /s/ Virginia Conway
         Virginia Conway, Authorized Agent

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.

LIBERTY - STEIN ROE ADVISOR
FLOATING  RATE  ADVANTAGE  FUND, as
a Lender

By:      Stein Roe & Farnham Incorporated, as
         Advisor

By:      /s/ Brian W. Good
         Brain W. Good, Vice President
         and Portfolio Manager

MEESPIERSON CAPITAL CORP., as a
Lender

By:      /s/ Scott T. Webster Jr.
         Scott T. Webster Jr., Vice President

By:      /s/ Eugene Oliva

         Eugene Oliva, Assistant Vice President

MELLON BANK, N.A.,  as a Lender

By:      /s/ Nancy E. Gale
         Nancy E. Gale, Assistant Vice President

MERRILL LYNCH CAPITAL CORP.,  as
Managing Agent and  a Lender

By:      /s/ Dennis J. Dee
         Dennis J. Dee, Vice President

THE MITSUBISHI TRUST AND BANKING
CORPORATION, as Managing Agent and  a
Lender

By:      /s/ Beatrice Kossodo
         Beatrice Kossodo, Senior Vice President

MORGAN STANLEY SENIOR FUNDING,
INC.,  as a Managing Agent and a Lender

By:      /s/ T. Morgan Edwards II
         T. Morgan Edwards II, Vice President

NATEXIS BANQUES POPULAIRES, as a
Lender

By:      /s/ Claudia V. Padron
         Claudia V. Padron, Associate

By:      /s/ William C. Maier
         William Maier, Senior Vice President

NATIONAL CITY BANK OF
PENNSYLVANIA,  as a Lender

By:      /s/ Ervine H. Geiger, III
         Ervine H. Greiger, III, Vice President

NORTH AMERICAN SENIOR FLOATING
RATE FUND, as a Lender

By:      CYPRESSTREE INVESTMENT

         MANAGEMENT COMPANY, INC., as
         Portfolio Manager

         By:      /s/ Jonathan D. Sharkey
                  Jonathan D. Sharkey, Principal

OLYMPIC  FUNDING  TRUST  SERIES
1999-1,  as a Lender

By:      /s/ Kelly C. Walker
         Kelly C.Walker, Authorized Agent

         Signature Page to that certain Credit Agreement dated as of the date first set forth above, among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc., as Restricted Borrowers, Bank of America, N.A., and The Chase manhattan Bank, as Co-Administrative Agents, and certain other Agents and Lenders named therein.

EXECUTED to be effective as of the Closing Date.

OPPENHEIMER SENIOR FLOATING RATE
FUND, as a Lender

By:      /s/ David Foxhorn

         David Foxhorn, Assistant Vice President

PINEHURST TRADING, INC., as a Lender

By:      /s/ Kelly C. Walker
         Kelly C. Walker, Vice President

PRINCIPAL LIFE INSURANCE COMPANY,
as a Lender

By:      Principal Capital Management, LLC, a
         Delaware limited liability company, its
         authorized signatory

         By:      /s/ Jon Heiny
                  Jon Heiny, Counsel

         By:      /s/ James Fifield
                  James Fifield, Counsel

SOCIETE GENERALE, as a Lender

By:      /s/ Mark Vigil
         Mark Vigil, Director

STEIN ROE FLOATING RATE LIMITED
LIABILITY COMPANY, as a Lender

By:      Stein Roe & Farnham Incorporated, as
         Advisor

         By:      /s/ Brian W. Good
                  Brian W. Good, Vice President

SUNTRUST BANK, as Managing Agent and a
Lender

By:      /s/ Thomas C. Palmer
         Thomas C. Palmer, Director

TORONTO DOMINION (TEXAS), INC., as
Syndication Agent and a Lender

By:      /s/ Ann S. Slanis
         Ann S. Slanis, Vice President

U.S. BANK NATIONAL ASSOCIATION, as
a Lender

By:      /s/ Melissa S. Forbes
         Melissa S. Forbes, Vice President

UNITED OF OMAHA LIFE INSURANCE
COMPANY,  as a Lender

By:      /s/ Edwin H. Garrison Jr.
         Edwin H. Garrison Jr., First Vice
         President

                                   EXHIBIT A-1
                              FORM OF REVOLVER NOTE

$-------------                                           ------------ --, ----

         FOR VALUE RECEIVED, the undersigned, CENTURY CABLE HOLDINGS, LLC, FT. MYERS CABLEVISION, LLC, and HIGHLAND PRESTIGE GEORGIA, INC. ("Borrowers"), hereby jointly and severally promise to pay to the order of ______________________ ("Revolver Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Revolver Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $_______________ and (b) the aggregate Revolver Principal Debt disbursed by Revolver Lender to Borrowers and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrowers, Bank of America, N.A., and The Chase Manhattan Bank (as Co-Administrative Agents), Revolver Lender, and other Agents and Lenders party thereto, and is one of the "Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

CENTURY CABLE HOLDINGS, LLC


By:
         Name:
         Title:

HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:

FT. MYERS CABLEVISION, LLC


By:
         Name:
         Title:

                                   EXHIBIT A-2
                             FORM OF TERM LOAN NOTE

                                                                  Exhibit A-2

$-----------------                                        ------------ --, ----

         FOR VALUE RECEIVED, the undersigned, CENTURY CABLE HOLDINGS, LLC, FT. MYERS CABLEVISION, LLC, and HIGHLAND PRESTIGE GEORGIA, INC. ("Borrowers"), hereby jointly and severally promise to pay to the order of ______________________ ("Term Loan Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Term Loan Lender and others as hereinafter described, on the Termination Date for the Term Loan Facility, the lesser of (a) $_______________ and (b) the aggregate Term Loan Principal Debt disbursed by Term Loan Lender to Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrowers, Bank of America, N.A., and The Chase Manhattan Bank (as Co-Administrative Agents), Term Loan Lender, and other Agents and Lenders party thereto, and is one of the "Term Loan Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

CENTURY CABLE HOLDINGS, LLC


By:
         Name:
         Title:

HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:

FT. MYERS CABLEVISION, LLC


By:
         Name:
         Title:

                                   EXHIBIT A-3
                       FORM OF DISCRETIONARY REVOLVER NOTE

$-----------------                                        ------------ --, ----

                                                               Exhibit A-3

         FOR VALUE RECEIVED, the undersigned, CENTURY CABLE HOLDINGS, LLC, FT. MYERS CABLEVISION, LLC, and HIGHLAND PRESTIGE GEORGIA, INC. ("Borrowers"), hereby jointly and severally promise to pay to the order of ______________________ ("Revolver Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Revolver Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $_______________ and (b) the aggregate Discretionary Revolver Principal Debt for the subject Discretionary Revolver Loan disbursed by Revolver Lender to Borrowers and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrowers, Bank of America, N.A., and The Chase Manhattan Bank (as Co-Administrative Agents), Revolver Lender, and other Agents and Lenders party thereto, and is one of the "Discretionary Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement and the Supplemental Credit Documents for such Discretionary Revolver Loan for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to
Section 3.9 of the Credit Agreement for usury savings provisions.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

CENTURY CABLE HOLDINGS, LLC


By:
         Name:
         Title:

HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:
FT. MYERS CABLEVISION, LLC


By:
         Name:
         Title:

                                   EXHIBIT A-4
                      FORM OF DISCRETIONARY TERM LOAN NOTE

$-----------------                                    ------------ --, ----


                                                                  Exhibit A-4

         FOR VALUE RECEIVED, the undersigned, CENTURY CABLE HOLDINGS, LLC, FT. MYERS CABLEVISION, LLC, and HIGHLAND PRESTIGE GEORGIA, INC. ("Borrower"), hereby jointly and severally promise to pay to the order of ______________________ ("Term Loan Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Term Loan Lender and others as hereinafter described, on the Termination Date for the subject Discretionary Term Loan Subfacility, the lesser of (a) $_______________ and (b) the aggregate Discretionary Term Loan Principal Debt disbursed by Term Loan Lender to Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Supplemental Credit Documents for such Discretionary Term Loan.

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrowers, Bank of America, N.A., and The Chase Manhattan Bank (as Co-Administrative Agents), Term Loan Lender, and other Agents and Lenders party thereto, and is one of the "Discretionary Term Loan Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement and the Supplemental Credit Documents for such Discretionary Term Loan for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrowers and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

CENTURY CABLE HOLDINGS, LLC

By:
         Name:
         Title:

HIGHLAND PRESTIGE GEORGIA, INC.

By:
         Name:
         Title:

FT. MYERS CABLEVISION, LLC

By:
         Name:
         Title:

                                   EXHIBIT A-5
                       FORM OF UNRESTRICTED BORROWER NOTE

$-------------                                       ------------ --, ----


                                                              Exhibit A-5


         FOR VALUE RECEIVED, the undersigned, ________________________________
("Unrestricted Borrower"), CENTURY CABLE HOLDINGS, LLC, FT. MYERS CABLEVISION, LLC, and HIGHLAND PRESTIGE GEORGIA, INC. (collectively with Unrestricted Borrower, "Borrowers"), hereby jointly and severally promise to pay to the order of ______________________ ("Lender"), at the offices of BANK OF AMERICA, N.A., as Administrative Agent for Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $_______________ and (b) the aggregate Designated Amount disbursed by Lender to Unrestricted Borrower and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

         This note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. (as Restricted Borrowers), Bank of America, N.A. and The Chase Manhattan Bank (as Co- Administrative Agents), Lender, and other Agents and lenders party thereto, and is one of the "Unrestricted Borrower Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement. Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to Section 3.9 of the Credit Agreement for usury savings provisions.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION HEREOF.

[UNRESTRICTED BORROWER]



By:
         Name:
         Title:




                                                                   Exhibit A-5

                                ACKNOWLEDGMENT OF
                           UNRESTRICTED BORROWER NOTE


         The undersigned Restricted Borrowers under that certain Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. (as Restricted Borrowers), Bank of America, N.A. and The Chase Manhattan Bank (as Co-Administrative Agents), Lender, and other Agents and lenders party thereto, hereby acknowledge that _______________, as an Unrestricted Borrower, has executed the attached Unrestricted Borrower Note (the "Note") and hereby agree that the Restricted Borrowers are jointly and severally liable for the Obligation evidenced by the Note and that the Obligation evidenced by the Note is part of the Obligation under the Revolver Facility (as such term is defined in the Credit Agreement).

CENTURY CABLE HOLDINGS, LLC


By:
         Name:
         Title:

HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:

FT. MYERS CABLEVISION, LLC


By:
         Name:
         Title:


                                                                  Exhibit A-5

                                                    EXHIBIT B-1
                            FORM OF BORROWING NOTICE

                      (Century Cable Holdings, LLC et al.)

                                              -------------- --, ----

Bank of America, N.A.
         as Administrative Agent for the
         Lenders as defined in the Credit
         Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street

Dallas, TX   75202
Attn:    Sahar Sharkaway
Fax:      214-209-2118

         Reference is made to the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A. and The Chase Manhattan Bank, as Co-Administrative Agents, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrowers hereby give you notice pursuant to the Credit Agreement that they request a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

Is the requested Borrowing a Borrowing by an Unrestricted
Borrower:       ______ Yes       ______ No

If yes, name the Unrestricted Borrower:


                                                      Revolver        Term Loan      Discretionary       Discretionary
                                                      Facility        Facility       Revolver            Term Loan
                                                                                     Subfacility         Subfacility

(A) Specify (with an "X") if Borrowing is (A) under Revolver Facility, Term Loan
         Facility, Discretionary Revolver
         Subfacility, or Discretionary Term
         Loan Subfacility.

(B)      If requested Borrowing is under the   (B)
         Discretionary Revolver Subfacility or
         the Discretionary Term Loan
         Subfacility, identify the specific
         Discretionary Revolver Loan or
         Discretionary Term Loan (as
         applicable) under which the requested
         Borrowing is to be made.
(C)      Borrowing Date of Borrowing 1         (C)
(D)      Amount of Borrowing 2                 (D)
(E)      Type of Borrowing 3                   (E)


                                                                                                        Exhibit B-1


                                        1





                                                      Revolver        Term Loan      Discretionary       Discretionary
(F)      For a Eurodollar Rate Borrowing, the
         Interest Period and the last day      (F)
         thereof 4

         The undersigned Borrower and the Restricted Borrowers hereby certify that the following statements are true and correct on the date hereof, and will be true and correct on the Borrowing Date specified herein after giving effect to such Borrowing:

                  (a) The requested Borrowing will not cause the Principal Debt to exceed the Total Commitment; the requested Borrowing will not cause the sum of the aggregate Committed Sums of all Discretionary Lenders for all Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt under all Discretionary Term Loans to exceed the Maximum Discretionary Commitment; if the Borrowing is a Borrowing under the Revolver Facility, the Borrowing will not cause the Revolver Commitment Usage to exceed the Revolver Commitment; if the Borrowing is a Borrowing under the Term Loan Facility, such Borrowing will not cause the Term Loan Principal Debt to exceed the Term Loan Commitment; if the Borrowing is a Borrowing under the Discretionary Revolver Subfacility, such Borrowing will not (i) cause the Discretionary Revolver Principal Debt for all Discretionary Revolver Loans to exceed the Discretionary Revolver Commitment for all Discretionary Revolver Loans, or (ii) cause the Discretionary Revolver Principal Debt for any Discretionary Revolver Loan to exceed the Discretionary Revolver Commitment for such Discretionary Revolver Loan; if the Borrowing is a Borrowing under the Discretionary Term Loan Subfacility, such Borrowing will not (i) cause the Discretionary Term Loan Principal Debt for all Discretionary Term Loans to exceed the Discretionary Term Commitment for all Discretionary Term Loans, or (ii) cause the Discretionary Term Loan Principal Debt for any Discretionary Term Loan to exceed the Discretionary Term Commitment for such Discretionary Term Loan;

                  (b) All of the representations and warranties of any Company (or, in addition, with respect to any Borrowing by any Unrestricted Borrower, such Unrestricted Borrower) set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or
         (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders);

                  (c) If the requested Borrowing is a Borrowing by any Unrestricted Borrower, a certificate demonstrating compliance with
         Section 9.20(i) or (j) is attached hereto; and

                  (e) No Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested Borrowing.

                                                     Very truly yours,


                                                       , Unrestricted Borrower
                                             By:
                                             Name:

                                                                    Exhibit B-1

                                                              Title:

CENTURY CABLE HOLDINGS, LLC

By:      CENTURY CABLE HOLDING
         CORP., its sole member

         By:
                  Name:
                  Title:

HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:

FT. MYERS CABLEVISION, LLC

By:   FT. MYERS ACQUISITION LIMITED
      PARTNERSHIP, its sole member

By:   OLYMPUS COMMUNICATIONS,
      L.P., its general partner

By:  ACP HOLDINGS, INC., its
     general partner

By:
     Name:
     Title:

Rate:
Confirmed by:

1 For any Borrowing under the Revolver Facility, must be a Business Day occurring prior to the Termination Date for the Revolver Facility and be at least (a) three Business Days following receipt by Administrative Agent of this Borrowing Notice for any Eurodollar Rate Borrowing, and
         (b) the same Business Day of receipt by Administrative Agent of this Borrowing Notice for any Base Rate Borrowing. For any Borrowing under the Term Loan Facility, must be the Closing Date.

2 Not less than $10,000,000 or an integral multiple of $500,000 if a Eurodollar Rate Borrowing under the Revolver Facility or $5,000,000 or an integral multiple of $100,000 if a Base Rate Borrowing under the Revolver Facility.

3        Eurodollar Rate Borrowing or Base Rate Borrowing.
4 1, 2, 3, 6, or (if available) 12 months; in no event may the Interest Period for any Facility end after the Termination Date for that Facility or Discretionary Loan.

                                                                 Exhibit B-1

                                   EXHIBIT B-2
                            FORM OF CONVERSION NOTICE
                      (Century Cable Holdings, LLC et al.)

                                              -------------- --, ----

Bank of America, N.A.,
         as Administrative Agent for the
         Lenders as defined in the Credit
         Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street

Dallas, TX   75202
Attn:    Sahar Sharkaway
Fax:      214-209-2118

         Reference is made to the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A. and The Chase Manhattan Bank, as Co-Administrative Agents, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrowers hereby give you notice pursuant to Section 3.11 of the Credit Agreement that they elect to convert a Borrowing under the Credit Agreement from one Type to another Type or elects a new Interest Period for a Eurodollar Rate Borrowing, and in that connection sets forth below the terms on which such election is requested to be made:

Is the subject Borrowing a Borrowing by an Unrestricted
Borrower:       ______ Yes       ______ No

If yes, name the Unrestricted Borrower:

                                                              Revolver        Term        Discretionary      Discretionary
                                                              Facility        Loan          Revolver           Term Loan
                                                                            Facility       Subfacility        Subfacility
(A)      Specify (with an "X") if                   (A)
         Borrowing is under Revolver Facility, Term Loan Facility, Discretionary
         Revolver Subfacility, or Discretionary Term Loan Subfacility.

                                                                                                        Exhibit B-2


                                        1





                                                              Revolver        Term        Discretionary      Discretionary
(B)      If requested Borrowing is under            (B)
         the Discretionary Revolver
         Subfacility or the Discretionary
         Term Loan Subfacility, identify
         the specific Discretionary
         Revolver Loan or Discretionary
         Term Loan (as applicable) under
         which the requested Borrowing is
         to be made.
(C)      Date of conversion or last day of          (C)
         applicable Interest Period1
(D)      Principal amount of existing               (D)
         Borrowing being converted or
         continued2

(E)      New Type of Borrowing selected             (E)
         (or Type of Borrowing
         continued)3

(F)      For conversion to, or continuation         (F)
         of, a Eurodollar Rate Borrowing,
         Interest Period and the last day
         thereof4

         As of the date hereof and of the requested Conversion, no Default or Potential Default has occurred and is continuing.

         On the date the rate is set, please confirm the interest rate below and return by facsimile transmission to _________________________.

                                                     Very truly yours,

                                                 , Unrestricted  Borrower

                                                     By:
                                                              Name:
                                                              Title:


                                                               Exhibit B-2

CENTURY CABLE HOLDINGS, LLC


By:      CENTURY CABLE HOLDING
         CORP., its sole member


By:
         Name:
         Title:


HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:


FT. MYERS CABLEVISION, LLC

By:     FT. MYERS ACQUISITION LIMITED
        PARTNERSHIP, its sole member

By:     OLYMPUS COMMUNICATIONS,
        L.P., its general partner

By:     ACP HOLDINGS, INC., its
        general partner


By:
         Name:
         Title:



Rate:

Confirmed by:


1 Must be a Business Day at least (a) three Business Days following receipt by Administrative Agent of this Conversion Notice for any conversion from a Base Rate Borrowing to a Eurodollar Rate Borrowing or a continuation of a Eurodollar Rate Borrowing for an additional Interest Period, and (b) one Business Day following receipt by Administrative Agent of this Conversion Notice for a conversion from a Eurodollar Rate Borrowing to a Base Rate Borrowing.

2 Not less than $10,000,000 or a greater integral multiple of $500,000 or such lesser amount as may be outstanding under any Facility (if a Eurodollar Rate Borrowing).

3        Eurodollar Rate Borrowing or Base Rate Borrowing.
4 1, 2, 3, 6, or (if available) 12 months; in no event may the Interest Period for any Facility end after the Termination Date for that Facility or Discretionary Loan.

                                                               Exhibit B-2

                                   EXHIBIT B-3
                               FORM OF LC REQUEST
                      (Century Cable Holdings, LLC et al.)

                                              -------------- --, ----


-----------------------------,
         as Issuing Lender as defined in the Credit
         Agreement referred to below
===========================
Attn:    ______________________
Fax:     ______________________


Bank of America, N.A.,
         as Administrative Agent for the
         Lenders as defined in the Credit
         Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street

Dallas, TX   75202
Attn:    Sahar Sharkaway
Fax:      214-209-2118


         Reference is made to the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A., and The Chase Manhattan Bank as Administrative Agents, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Restricted Borrowers hereby give you notice pursuant to Section 2.3(a) of the Credit Agreement that they request the issuance of an LC under the LC Subfacility, and in that connection sets forth below the terms on which such LC is requested to be issued:

(A)      Face amount of the LC 1
(B)      Date on which the LC is to be issued 2
(C)      Expiration date of the LC 3

         The requested LC is to be issued for the benefit of the following Loan
Party:

         Accompanying this notice is a duly executed and properly completed LC Agreement in the form requested by Issuing Lender, together with the payment of any LC Fees due and payable pursuant to Section 5.5 of the Credit Agreement.

         Restricted Borrowers hereby certify that the following statements are true and correct on the date hereof, and will be true and correct on the date specified herein for issuance of the LC, after giving effect to the issuance of such LC:

                                                              Exhibit B-3

                  (a) the issuance of the requested LC will not cause the Revolver Commitment Usage to exceed the Revolver Commitment;

                  (b) the issuance of the requested LC will not cause the LC Exposure to exceed $500,000,000;

                  (c) all of the representations and warranties of any Company set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents and, if applicable, supplemental Schedules have been delivered with respect thereto and, when necessary, approved by Required Lenders); and

                  (d) no Default or Potential Default has occurred and is continuing or will arise after giving effect to the requested LC.

                                         Very truly yours,

CENTURY CABLE HOLDINGS, LLC


By:      CENTURY CABLE HOLDING
         CORP., its sole member


         By:
                  Name:
                  Title:


HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:


FT. MYERS CABLEVISION, LLC

By:   FT. MYERS ACQUISITION LIMITED
      PARTNERSHIP, its sole member

By:    OLYMPUS COMMUNICATIONS,
       L.P., its general partner

By:  ACP HOLDINGS, INC., its
     general partner


By:
     Name:
     Title:


Rate:
Confirmed by:



         1 Amount of requested LC plus the LC Exposure shall not exceed $500,000,000 (as the maximum amount of such LC Subfacility may be reduced or canceled in accordance with the Loan Documents).

         2 Must be a Business Day at least three Business Days following receipt by Issuing Lender and Administrative Agent of this LC Request.

                                                                 Exhibit B-3

         3 Not later than the earlier of one year from the date of issuance or five days prior to the Termination Date for the Revolver Facility.
                                                                  Exhibit B-3

                                   EXHIBIT B-4
                           FORM OF DESIGNATION REQUEST
                      (Century Cable Holdings, LLC et al.)

                                              -------------- --, ----

Bank of America, N.A.,
         as Administrative Agent for the
         Lenders as defined in the Credit
         Agreement referred to below
Bank of America Plaza, 14th Floor
901 Main Street

Dallas, TX   75202
Attn:    Sahar Sharkaway
Fax:      214-209-2118

         Reference is made to the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A. and The Chase Manhattan Bank, as Co-Administrative Agents, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. Restricted Borrowers hereby give you notice pursuant to Section 2.1(b) of the Credit Agreement that they request the designation of the following Person as an Unrestricted Borrower, and in that connection set forth below the terms on which such designation is requested to be made:

(A)      Name of Unrestricted Borrower:
(B)      Notice Address:


(C)      Designated Amount to be Available to
         such Unrestricted Borrower:                              $

         Restricted Borrowers hereby certify that the following statements are true and correct on the date hereof:

                  (a) Such Unrestricted Borrower has complied with and delivered the items required by Section 7.2;

                  (b) The requested Designated Amount, when aggregated with the Designated Amounts for all other Unrestricted Borrowers, does not exceed $500,00,000;

                  (c) The aggregate number of all Unrestricted Borrowers, including this newly designated Unrestricted Borrower, does not exceed five; and

                  (d) No Default or Potential Default has occurred and is continuing or will arise after giving effect to this request.

                                                     Very truly yours,


                                                                Exhibit B-4

CENTURY CABLE HOLDINGS, LLC


By:      CENTURY CABLE HOLDING
         CORP., its sole member


By:
         Name:
         Title:


HIGHLAND PRESTIGE GEORGIA, INC.


By:
         Name:
         Title:


FT. MYERS CABLEVISION, LLC

By:   FT. MYERS ACQUISITION LIMITED
      PARTNERSHIP, its sole member

By:   OLYMPUS COMMUNICATIONS,
      L.P., its general partner

By:   ACP HOLDINGS, INC., its
      general partner


By:
      Name:
      Title:





                                                                 Exhibit B-4

                                    EXHIBIT C

                                FORM OF GUARANTY

         THIS GUARANTY is executed as of , 2000, [jointly and severally] by the undersigned ([each a] "Guarantor" [and collectively the "Guarantors"]), for the benefit of BANK OF AMERICA, N.A., a national banking association (in its capacity as Administrative Agent for the benefit of Lenders).

                                    RECITALS

         A. Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A., as Administrative Agent (including its permitted successors and assigns in such capacity, "Administrative Agent"), and certain other Agents and Lenders (including their respective permitted successors and assigns, "Lenders") have entered into a Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");

         B. Provisions of the Credit Agreement permit Guarantor to directly or indirectly receive proceeds of Borrowings made pursuant thereto; and

         C. This Guaranty is integral to the transactions contemplated by the Loan Documents and the execution and delivery hereof is a condition precedent to Lenders' obligations to extend credit under the Loan
Documents.

         ACCORDINGLY, for adequate and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, [each] Guarantor [, jointly and severally,] guarantees to Administrative Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) as follows:

         1. DEFINITIONS. Terms defined in the Credit Agreement have the same meanings when used, unless otherwise defined, in this Guaranty. As used in this Guaranty:

         Borrower means any Borrower (as defined in the Credit Agreement), any Borrower as a debtor-in- possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for any Borrower or for all or substantially all of any Borrower's assets under any Debtor Relief Law.

         Credit Agreement is defined in the recitals to this Guaranty.

         Guaranteed Debt means, collectively, (a) the Obligation and (b) all present and future costs, attorneys' fees, and expenses reasonably incurred by Administrative Agent or any Lender to enforce any Borrower's, [any] Guarantor's, or any other obligor's payment of any of the Guaranteed Debt, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of ss.ss. 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-maturity interest and any post-petition interest in any proceeding under Debtor Relief Laws to which any Borrower or Guarantor becomes subject).

         Guarantor [and Guarantors] is defined in the preamble to this Guaranty.

--------
         Bracketed provisions included to reflect variations for use in single-Guarantor or multi-Guarantor Guaranties.

                                                              Exhibit C

         Lender means, individually, or Lenders means, collectively, on any date of determination, Administrative Agent and Lenders and their permitted successors and assigns.

         Subordinated Debt means[, for each Guarantor,] all present and future obligations of any Company to [such] Guarantor, whether those obligations are
(a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to [such] Guarantor, (c) held by or are to be held by [such] Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

         2. GUARANTY. This is an absolute, irrevocable, and continuing guaranty of payment, not collection, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of [any] Guarantor with respect to the Guaranteed Debt incurred after that. This Guaranty remains in effect until the Guaranteed Debt is fully paid and performed, all commitments to extend any credit under the Loan Documents have terminated, all LCs have expired or been terminated, and all Financial Hedges with any Lender or Affiliate of any Lender have expired. [No] Guarantor may [not] rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision, it is the intention of Guarantor[s], Lenders, and Administrative Agent that the amount of the Guaranteed Debt guaranteed by Guarantor[s] by this Guaranty shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to Guarantor[s]. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt guaranteed by [any] Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render [such] Guarantor's obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state Law.

         3. CONSIDERATION. [Each] Guarantor represents and warrants that its liability under this Guaranty may reasonably be expected to directly or indirectly benefit it.

         4. CUMULATIVE RIGHTS. If [any] Guarantor becomes liable for any indebtedness owing by any Borrower to Administrative Agent or any Lender, other than under this Guaranty, that liability may not be in any manner impaired or affected by this Guaranty. The Rights of Administrative Agent or Lenders under this Guaranty are cumulative of any and all other Rights that Administrative Agent or Lenders may ever have against [any] Guarantor. The exercise by Administrative Agent or Lenders of any Right under this Guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

         5. PAYMENT UPON DEMAND. If a Default exists, [each] Guarantor shall, on demand and without further notice of dishonor and without any notice having been given to [any] Guarantor previous to that demand of either the acceptance by Administrative Agent or Lenders of this Guaranty or the creation or incurrence of any Guaranteed Debt, pay the amount of the Guaranteed Debt then due and payable to Administrative Agent and Lenders; provided that, if a Default exists and Administrative Agent or Lenders cannot, for any reason, accelerate the Obligation, then the Guaranteed Debt shall be, as among Guarantor[s], Administrative Agent, and Lenders, a fully matured, due, and payable obligation of Guarantor[s] to Administrative Agent and Lenders. It is not necessary for Administrative Agent or Lenders, in order to enforce that payment by [any] Guarantor, first or contemporaneously to institute suit or exhaust remedies against any Borrower or others liable on any Guaranteed Debt or to enforce Rights against any Collateral securing any Guaranteed Debt.

         6. SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Upon the occurrence and during the continuation of a Default, [each] Guarantor agrees not to accept any payment of any Subordinated Debt from any Company. If [any] Guarantor

                                                                     Exhibit C
receives any payment of any Subordinated Debt in violation of the foregoing, [such] Guarantor shall hold that payment in trust for Administrative Agent and Lenders and promptly turn it over to Administrative Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

         7. SUBROGATION AND CONTRIBUTION. Until payment in full of the Guaranteed Debt, the termination of the Obligation of Lenders to extend credit under the Loan Documents, and expiration of all Financial Hedges between any Company and any Lender or any Affiliate of any Lender, (a) [no] Guarantor may [not] assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Administrative Agent or Lenders or any other beneficiary against any Borrower or any other obligor on the Guaranteed Debt or any Collateral or other security or any Right of recourse, reimbursement, subrogation, contribution, indemnification, or similar Right against any Borrower or any other obligor on any Guaranteed Debt or [any] Guarantor of it,
(b) [each] Guarantor defers all of the foregoing Rights (whether they arise in equity, under contract, by statute, under common Law, or otherwise), and (c) [each] Guarantor defers the benefit of, and subordinates any Right to participate in, any Collateral or other security given to Administrative Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

         8. NO RELEASE. Guarantor's[s'] obligations under this Guaranty may not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any Collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation, except for any final release resulting from payment in full of such Obligation;
(d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Administrative Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Administrative Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt or to foreclose, take, or prosecute any action in connection with any Loan Document; (h) any failure of Administrative Agent or any Lender to notify [any] Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Administrative Agent or any Lender against any Borrower or any new agreement between Administrative Agent, any Lender, and any Borrower; it being understood that neither Administrative Agent nor any Lender is required to give [any] Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to [any] Guarantor by Law or elsewhere in this Guaranty;
(i) the unenforceability of any Guaranteed Debt against any other obligor or any security securing same because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Administrative Agent or any Lender is held to constitute a preference under any Debtor Relief Law or for any other reason Administrative Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this Guaranty will be reinstated in an amount equal to that payment).

         9. WAIVERS. By execution hereof, [each] Guarantor acknowledges and agrees to the waivers set forth in Section 11.2 of the Credit Agreement. To the maximum extent lawful, [each] Guarantor waives all Rights by which it might be entitled to require suit on an accrued Right of action in respect of any Guaranteed Debt or require suit against any Borrower or others.

         10. LOAN DOCUMENTS. By execution hereof, [each] Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are

                                                               Exhibit C
applicable to Guarantor[s] by their terms and shall be imposed upon Guarantor[s], and [each] Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, [each] Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of Administrative Agent and Lenders. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Debt remains unpaid, the terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by reference shall nevertheless continue in full force and effect as obligations of Guarantor[s] under this Guaranty.

         11. RELIANCE AND DUTY TO REMAIN INFORMED. [Each] Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. [Each] Guarantor confirms that it has made its own independent investigation with respect to any Borrower's creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by Administrative Agent or any Lender as to that creditworthiness. [Each] Guarantor expressly assumes all responsibilities to remain informed of the financial condition of each Borrower and any circumstances affecting any Borrower's ability to perform under the Loan Documents to which it is a party or any Collateral securing any Guaranteed Debt.

         12. NO REDUCTION. The Guaranteed Debt may not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of any Borrower or any other obligor against Administrative Agent or any Lender or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

         13. COMMUNICATIONS ACT. Notwithstanding any other provision of this Guaranty, any action taken or proposed to be taken by Administrative Agent or any Lender under this Guaranty which would affect the operational, voting, or other control of any Borrower or [any] Guarantor, shall be pursuant to Section 310(d) of the Communications Act of 1934 (as amended), applicable state Law, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable Franchisee.

         14. INSOLVENCY OF GUARANTOR[S]. Should [any] Guarantor become insolvent, or fail to pay Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in, the benefit or benefits of any Debtor Relief Law (other than as a creditor or claimant), or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Administrative Agent or any Lender granted hereunder, then, in any such event, the Guaranteed Debt shall be, as among [such] Guarantor, Administrative Agent, and Lenders, a fully matured, due, and payable obligation of [such] Guarantor to Administrative Agent and Lenders (without regard to whether any Borrower is then in default under the Loan Documents or whether the Obligation, or any part thereof, is then due and owing by any Borrower to any Lender), payable in full by [such] Guarantor to Lenders upon demand, and the amount thereof so payable shall be the estimated amount owing in respect of the contingent claim created hereunder.

         15. LOAN DOCUMENT. This Guaranty is a Loan Document and is subject to the applicable provisions of Sections 1 and 13 of the Credit Agreement, including, without limitation, the provisions relating

                                                                   Exhibit C
to GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS, AND WAIVER OF
JURY TRIAL, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty verbatim.

         16. NOTICES. For purposes of Section 13.3 of the Credit Agreement, [each] Guarantor's address and telecopy number are as set forth next to [such] Guarantor's signature on the signature page hereof.

         17. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this Guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement.

         18. ADMINISTRATIVE AGENT AND LENDERS. Administrative Agent is Administrative Agent for each Lender under the Credit Agreement. All Rights granted to Administrative Agent under or in connection with this Guaranty are for each Lender's ratable benefit. Administrative Agent may, without the joinder of any Lender, exercise any Rights in Administrative Agent's or Lenders' favor under or in connection with this Guaranty. Administrative Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, [no] Guarantor is [not] required to inquire about any such agreement or is subject to any of its terms unless [such] Guarantor specifically joins such agreement Therefore, neither Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of such agreement.

         19. PARTIES. This Guaranty benefits Administrative Agent, Lenders, and their respective successors and assigns and binds Guarantor[s] and [its] [their respective] successors and assigns. Upon appointment of any successor Administrative Agent under the Credit Agreement, all of the Rights of Administrative Agent under this Guaranty automatically vest in that new Administrative Agent as successor Administrative Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Administrative Agent and Lenders under this Guaranty may be transferred with any assignment of the Guaranteed Debt pursuant to and in accordance with the terms of the Credit Agreement. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this Guaranty.

                     Remainder of Page Intentionally Blank.

                          Signature Page(s) to Follow.

                                                                 Exhibit C

         EXECUTED as of the date first stated in this Guaranty.

                                                              GUARANTOR[S]:

Address:



                                                              By:
                                                                       Name:
Telephone:                                                    Title:
Facsimile:




                                    Guaranty

                                 Signature Page

                                                    EXHIBIT D-1
                            FORM OF PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of ____________, 2000, [jointly and severally] by the undersigned ([each a] "Debtor" [and collectively, the "Debtors"] "Debtor"), whose address is _________________________, and BANK OF AMERICA, N.A., a national banking association (in its capacity as "Administrative Agent" for the benefit of the holders of the Obligation under the Credit Agreement [defined below]), as "Secured Party," whose address is 901 Main Street, 64th Floor, Dallas, Texas 75202.

                                    RECITALS

         A. Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Administrative Agent (including its permitted successors and assigns in such capacity, "Administrative Agent"), and certain other Agents and Lenders (including their respective permitted successors and assigns, "Lenders") have entered into a Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");

         B. This Pledge Agreement is integral to the transactions contemplated by the Loan Documents, and the execution and delivery thereof is a condition precedent to Lenders' obligations to extend credit under the Loan Documents.

         ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, [each] Debtor, [jointly and severally], and Secured Party hereby agree as follows:

         1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

         2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Pledge Agreement with the same meaning; provided that (a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and (b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

         Collateral has the meaning set forth in Paragraph 4.

         Lender means, individually, or Lenders means, collectively, on any date of determination, Co- Administrative Agents and Lenders and their permitted successors and assigns.

         Obligation means, collectively, (a) the "Obligation" as defined in the Credit Agreement and (b) all indebtedness, liabilities, and obligations of Debtor[s] arising under this Pledge Agreement or Guaranty assuring payment of the Obligation. The Obligation shall include, without limitation, future, as well as

--------
         Bracketed provisions included to reflect variations for use in single-Debtor or multi-Debtor Pledge Agreements.

                                                               Exhibit D-1
existing, advances, indebtedness, liabilities, and obligations owed by Debtor[s] to Secured Party or to any Lender arising under the Loan Documents.

         Obligor means any Person obligated with respect to any of the Collateral, whether as an obligor on an instrument, issuer of securities, or otherwise.

         Partnership means any partnership issuing a Partnership Interest.

         Pledged Securities means, collectively, the Pledged Shares, the Partnership Interests, LLC Interests (whether or not a security), and any other Collateral constituting securities.

         Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3.

         UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

         3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, [each] Debtor hereby grants to Secured Party a Security Interest in all of [such] Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Pledge Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of [such] Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

         4. COLLATERAL. As used herein, the term "Collateral" means the following items and types of property:

                  (a) All present and future issued and outstanding stock, equity, or other investment securities in any corporation that is a Restricted Subsidiary now owned or hereafter acquired by [such] Debtor, including, without limitation, all capital stock of the Restricted Subsidiaries of [such] Debtor as more particularly listed on Annex B, [for such Debtor,] together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Pledged Shares").

                  (b) All present and future partnership interests now owned or hereafter acquired by Debtor in any partnership that is a Restricted Subsidiary, including, without limitation, the partnerships listed on Annex B, [for such Debtor,] together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Partnership Interests").

                  (c) All present and future membership interests or limited liability company interests now owned or hereafter acquired by Debtor in any limited liability company that is a Restricted Subsidiary, including, without limitation, the limited liability companies listed on Annex B, [for such Debtor,] together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "LLC Interests").


                                                            Exhibit D-1

                  (d) All present and future increases, profits, combinations, reclassifications, and substitutes and replacements for, all or part of the Collateral described above.

                  (e) All present and future accounts, contract Rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the Collateral described above in this clause or otherwise.

The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Pledge Agreement or by the terms incorporated in this Pledge Agreement. [Furthermore, notwithstanding any contrary provision, [such] Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. SS 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "fraudulent conveyance"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Pledge Agreement is automatically amended to carry out the intent of this paragraph.] [Bracketed language to be included in all Pledge Agreements other than the Pledge Agreements for Restricted Borrowers.]

         5. REPRESENTATIONS AND WARRANTIES. [Each] Debtor represents and warrants to Secured Party that:

                  (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct.

                  (b) Binding Obligation. This Pledge Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against [such] Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on Annex A[ for such Debtor], the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8-106 and 9-115 of the UCC) by Secured Party, the Security Interest will constitute a first-priority Lien on the Collateral. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                  (c) Location. [Such] Debtor's place of business and chief executive office is where [such] Debtor is entitled to receive notices hereunder.

                  (d) Securities. All Collateral that is Pledged Securities is duly authorized and validly issued, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate Laws and any restrictions on transferability by any Governmental Authority with respect to the Authorizations. All Collateral that is Pledged Shares is fully paid and non-assessable. The Pledged Securities constitute 100% of the issued and outstanding capital stock or other equity or investment securities issued by or other interests (including membership interests or limited liability company interests) in each Restricted Subsidiary owned by [such] Debtor. [Such] Debtor has good title to the Collateral, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Secured Party all stock certificates, promissory notes, bonds, debentures, or other instruments or documents representing or evidencing

                                                                Exhibit D-1
         the Pledged Shares and certificated LLC Interests, together with corresponding assignment or transfer powers duly executed in blank by [such] Debtor, and such powers have been duly and validly executed and are binding and enforceable against [such] Debtor in accordance with their terms; and the pledge of the Pledged Shares and certificated LLC Interests in accordance with the terms hereof creates a valid and perfected first priority Security Interest in the Pledged Shares and certificated LLC Interests securing payment of the Obligation. The filing of financing statements in the jurisdictions listed on Annex A hereto, shall create and perfect valid and continuing security interests in favor of Secured Party for the benefit of Lenders in the uncertificated LLC Interests and the Partnership Interests.

                  (e) Partnerships and Partnership Interests. Each Partnership issuing a Partnership Interest is duly organized, currently existing, and in good standing under all applicable Laws; there have been no amendments, modifications, or supplements to any agreement or certificate creating any Partnership or any material contract relating to the Partnerships, of which Secured Party has not been advised in writing; no default has occurred under the terms of any contract relating to any Partnership which default could reasonably be expected to be a Material Adverse Event; and no approval or consent of the partners of any Partnership is required as a condition to the validity and enforceability of the Security Interest created hereby or the consummation of the transactions contemplated hereby which has not been duly obtained by [such] Debtor. Debtor has good title to the Partnership Interests free and clear of all Liens and encumbrances (except for the Security Interest granted hereby). The Partnership Interests are validly issued and are not subject to statutory, contractual, or other restrictions governing their transfer, ownership, or control, except as set forth in the applicable partnership agreements, the Credit Agreement, or applicable securities Laws and any restrictions on transferability by any Governmental Authority with respect to the Authorizations. All capital contributions required to be made by the terms of the partnership agreements for each Partnership have been made.

                  (f) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by [such] Debtor of the Pledged Securities pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by [such] Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with the disposition of the Pledged Securities by Laws affecting the offering and sale of securities generally and in connection with the transfer of control of the Authorizations).

                  (g) Liens. Debtor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens.

The foregoing representations and warranties will be true and correct in all material respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by [each] Debtor.

         The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

         6. COVENANTS. So long as Lenders are committed to extend credit to any Borrower or [any] Debtor under the Credit Agreement and until the Obligation is paid and performed in full, [each] Debtor covenants and agrees with Secured Party that [such] Debtor will:


                                                           Exhibit D-1

                  (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 11.12 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 13.9 OF THE CREDIT AGREEMENT.

                  (b) Perform Obligations. Except as expressly permitted by the Credit Agreement, fully perform all of [such] Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

                  (c) Notices. (i) Promptly notify Secured Party of (A) any change in any fact or circumstances represented or warranted by [such] Debtor with respect to any of the Collateral or Obligation, (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at [such] Debtor's expense, any such action or proceeding, and (C) the occurrence of any other event or condition (including without limitation matters as to Lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party 30 days written notice before any proposed (A) relocation of its principal place of business or chief executive office and (B) change of its name, identity, or corporate structure. Prior to making any of the changes contemplated in clause (ii) preceding, [such] Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

                  (d) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor[s]) for Secured Party all Collateral that is chattel paper, instruments, Pledged Securities, or documents at any time received by [such] Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit [such] Debtor to so retain) permits Debtor to retain the same, but any Collateral so retained shall be marked to state that it is assigned to Secured Party; each such instrument shall be endorsed to the order of Secured Party (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).

                  (e) Further Assurances. At [such] Debtor's expense and Secured Party's request, before or after a Default or Potential Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default without additional consent or approval from such Governmental Authority (and, because [such] Debtor agrees that Secured Party's remedies at Law for failure of [such] Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, [such] Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Pledge Agreement; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

                                                                Exhibit D-1

                  (f) Modifications to Agreements. Not modify or substitute, or permit the modification or substitution of, any document evidencing the Collateral.

                  (g) Securities. Except as permitted by the Credit Agreement, not sell, exchange, transfer, or otherwise dispose of any of the Pledged Shares; except as permitted by the Credit Agreement, not permit any issuer of any Pledged Shares to issue any additional shares of stock or other securities in addition to or in substitution for the Pledged Shares; except as permitted by the Credit Agreement, cause any company whose shares or securities constitute Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such company, pledge hereunder, immediately upon [such] Debtor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Restricted Subsidiary of [such] Debtor; and take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Collateral, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

                  (h) Partnerships and Partnership Interests. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the contracts and agreements creating any Partnership; (ii) except as expressly permitted by the Credit Agreement, do or cause to be done all things necessary or appropriate to keep the Partnerships in full force and effect and the Rights of [such] Debtor and Secured Party thereunder unimpaired; (iii) except as expressly permitted by the Credit Agreement, not consent to any Partnership selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions; (iv) except as expressly permitted by the Credit Agreement, not consent to the material amendment or modification, or any surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership; (v) except as permitted by the Credit Agreement, not transfer, sell, or assign any of the Partnership Interests or any part thereof; (vi) except as permitted by the Credit Agreement, cause each Partnership to refrain from granting any partnership interests in addition to or in substitution for the Partnership Interests granted by the Partnerships; (vii) pledge hereunder, immediately upon [such] Debtor's acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of any Partnership granted to Debtor[s] and any and all additional shares of stock or other securities of each; (viii) deliver to Secured Party a fully-executed Pledge Instruction, substantially in the form of Annex C, for each Partnership Interest, together with the General Partner's written consent thereto and an Initial Transaction Statement executed by the Managing General Partner of such Partnership; and (ix) take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Partnership Interests, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

         7. DEFAULT; REMEDIES. If a Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and [each] Debtor hereby consents to any such appointment), and (b) applying to the Obligation any cash held by Secured Party under this Pledge Agreement, if any. Notwithstanding the foregoing, Secured Party will not exercise any remedies against the Collateral unless it has given at least ten days written notification to [the applicable] Debtor, to the FCC, to the extent such notice is required under [47 C.F.R. 22.937(f)], and to any other Governmental Authority, to the extent such notice is required by Law.

                  (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended

                                                                 Exhibit D-1
         disposition of the Collateral is to be made, shall be sent to Debtor[s] and to any other Person entitled to notice under the UCC; provided, that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                  (b)      Sales of Pledged Securities.

                           (i) [Each] Debtor agrees that, because of the
                  Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by [such] Debtor, but not obligated, upon the occurrence and during the continuation of a Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. [Each] Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Pledged Securities were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. [Each] Debtor agrees that any such private sale made under this Paragraph 7(a) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.

                           (ii) Secured Party is authorized, in connection with
                  any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. [Each] Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely, free from any claim or Right of [such] Debtor of whatsoever kind, including any equity or Right of redemption of [such] Debtor. [Each] Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

                           (iii) [Each] Debtor agrees that ten days' written
                  notice from Secured Party to [such] Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of Section 9-504(c) of the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a

                                                                  Exhibit D-1
                  securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                           (iv) In case of any sale of all or any part of the
                  Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at Law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                           (v) Without limiting the foregoing, or imposing upon
                  Secured Party any obligations or duties not required by applicable Law, [each] Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights or remedies provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor[s] or the other Loan Parties available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

                  (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Obligation in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to [the appropriate] Debtor or as a court of competent jurisdiction may direct. [If the proceeds are insufficient to pay the Obligation in full, Debtor[s] shall remain liable for any deficiency.] [Bracketed language to be included in Pledge Agreements for Loan Parties (other than Unrestricted Borrowers) only.]

                                                                   Exhibit D-1

         8.       OTHER RIGHTS OF SECURED PARTY.

                  (a) Performance. If [any] Debtor fails to preserve the priority of the Security Interest in any of the Collateral or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral, or take all other action which [such] Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by [such] Debtor to Secured Party upon demand and shall be part of the Obligation.

                  (b) Collection. If a Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to Pledged Securities) is hereby authorized and directed by [each] Debtor to make payment directly to Secured Party, regardless of whether [such] Debtor was previously making collections thereon. Subject to Paragraph 8(e), until such notice is given, [each] Debtor is authorized to retain and expend all payments made on Collateral. If a Default exists, Secured Party shall have the Right in its own name or in the name of [each] Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of [such] Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of [such] Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Pledge Agreement. If a Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of [the applicable] Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor[s] to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor[s] with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

                  (c) Record Ownership of Securities. If a Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to [the applicable] Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as [such] Debtor may reasonably request for the purpose of enabling [such] Debtor to exercise the voting Rights and powers which it is entitled

                                                                  Exhibit D-1
         to exercise under this Pledge Agreement or to receive the dividends and other Distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Pledge Agreement.

                  (d) Voting of Securities. As long as no Default exists, [each] Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Pledge Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral if such action could adversely affect the Rights of Lenders; and provided further that [each] Debtor shall give Secured Party at least ten Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual Rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof. If a Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, [each] Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of [such] Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Securities standing in the name of [such] Debtor or with respect to which [such] Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

                  (e) Certain Proceeds. Except to the extent such transaction is expressly permitted by Sections 9.20, 9.22, or 9.24 of the Credit Agreement, notwithstanding any contrary provision herein, any and all

                           (i) dividends, interest, or other Distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                           (ii) dividends, interest, or other Distributions
                  hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                           (iii) cash paid, payable, or otherwise distributed in
                  redemption of, or in exchange for, any Collateral; and

                           (iv) dividends, interest, or other Distributions paid
                  or payable in violation of the Loan Documents,

         shall be part of the Collateral hereunder, and shall, if received by [any] Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by [such] Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party on and after the occurrence of a Default (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part

                                                                 Exhibit D-1
         to or on the written instructions of [such] Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor[s] for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Potential Default exists.

                  (f) Power of Attorney. [Each] Debtor hereby irrevocably constitutes and appoints Secured Party as [such] Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of [such] Debtor and in the name of [such] Debtor, Secured Party, Lenders, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Pledge Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following when a Default exists:

                           (i) to receive, endorse, and collect any drafts or
                  other instruments or documents in connection with clause (b) above and this clause (f); and

                           (ii) to execute on behalf of [such] Debtor, any
                  financing statements or continuation statements with respect to the Security Interests created hereby, which Secured Party may deem necessary or advisable to protect and preserve the Collateral, and all Rights thereto.

                  (g) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of [any] Debtor to enable [such] Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom [such] Debtor will make such purchase or acquire such Rights, or (ii) to [such] Debtor, in which case [such] Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

                  (h) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

                  (i) Indemnification. [Each] Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use or possession of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising, from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of [any] Debtor or of third parties, or such damage be to property of [such] Debtor or of others. [Each] Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured

                                                                Exhibit D-1

         Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, and any of the foregoing arising from the negligence of Secured Party or any Lender, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided, however, that the indemnity set forth in this Paragraph 8(i) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

         9.       ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

                  (a) No Prohibited Transfers. It is hereby acknowledged that assignment or transfer of control of any Authorization without the prior approval of Governmental Authorities may constitute a prohibited transfer in violation of Law. Secured Party agrees that exercise of its Rights hereunder shall be effected only after the obtaining of any necessary approvals for such exercise.

                  (b) Actions by Debtor. If counsel to Secured Party reasonably determines that the consent of any Governmental Authority is required in connection with any of the actions which may be taken by Secured Party on behalf of Lenders in the exercise of their Rights hereunder or under the Loan Documents, then [each] Debtor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Secured Party and Lenders in any action commenced by Secured Party to secure such consent. Upon the occurrence and during the continuation of a Default or Potential Default, [each] Debtor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that Secured Party may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if [such] Debtor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of [such] Debtor. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to Lenders, at Law or in equity, Secured Party on behalf of Lenders shall have the remedy of specific performance of the provisions of this subsection.

                  (c) Approval of Governmental Authorities. Notwithstanding anything to the contrary contained in this Pledge Agreement, Secured Party will not take any action pursuant to this Pledge Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an Authorization or any transfer of control of an Authorization if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by any Governmental Authority) the prior approval of the Governmental Authority issuing such Authorization, without first obtaining such approval. [Each] Debtor agrees to take, or cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full Rights and benefits granted to Secured Party by this Pledge Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at [such] Debtor's cost and expense, the exercise of its best efforts to cooperate in obtaining Governmental Authority approval of any action or transaction contemplated by this Pledge Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

                  (d) Subsequent Actions by Debtor. [Each] Debtor agrees that if, for any reason, any Governmental Authority does not approve within a reasonable period of time the initial application for approval of the transfer of control of any Authorization, then Paragraphs 9(b) and (c) shall be

                                                                   Exhibit D-1
         applicable to any subsequent application for transfer of control of any Authorization pursuant to action taken by Secured Party in the exercise of its Rights hereunder or under the Loan Documents. With respect to each subsequent proposed purchaser(s), [such] Debtor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by Secured Party at any time and from time to time in order to obtain the approval by the Governmental Authorities. Exercise by Secured Party of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

         10.      MISCELLANEOUS.

                  (a) Continuing Security Interest. This Pledge Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Lenders to advance Borrowings or issue LCs under the Loan Documents, the payment in full of the Obligation, and the expiration of all LCs and Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to [any] Debtor or any Company; (ii) be binding upon [each] Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Pledge Agreement to any other Person in accordance with the terms and provisions of Section 13.12 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to Secured Party or Lenders, as the case may be. Upon payment in full of the Obligation, the termination of the commitment of Lenders to extend credit or issue LCs, and the expiration of all LCs or Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to [any] Debtor or any Company, [each] Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  (b) Reference to Miscellaneous Provisions. This Pledge Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in
         Section 13 of the Credit Agreement, other than the provisions set forth in Section 13.6, are incorporated herein by reference, the same as if set forth herein verbatim.

                  (c) Term. Upon full and final payment and performance of the Obligation or other release of [a particular] Debtor from the obligations hereunder as expressly permitted by the Credit Agreement, this Pledge Agreement shall thereafter terminate [with respect to a particular Debtor] upon receipt by Secured Party of [such] Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

                  (d) Actions Not Releases. The Security Interest and [each] Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation;
         (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of [any] Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by [each] Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time

                                                                  Exhibit D-1
         liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of [any] Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to [any] Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify [any] Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party or any Lender against [any] Debtor or any new agreement between or among Secured Party or one or more Lenders and [any] Debtor, it being understood that except as expressly provided herein, neither Secured Party nor any Lender shall be required to give [any] Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

                  (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, [each] Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and
         (iii) all Rights of marshaling in respect of any and all of the Collateral.

                  (f) Financing Statement. Secured Party shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Pledge Agreement.

                  (g) Amendments. No amendment, waiver, or discharge to or under this Pledge Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement.

                  (h) Multiple Counterparts. This Pledge Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  (i) Parties Bound; Assignment. This Pledge Agreement shall be binding on [each] Debtor and [each] Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

                                                                   Exhibit D-1

                           (i) Secured Party is the agent for each Lender under
                  the Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but [no] Debtor need [not] inquire about any such agreement or be subject to any terms thereof unless [such] Debtor specifically joins therein; and consequently, neither [any] Debtor nor [any] Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                           (ii) [No] Debtor may [not], without the prior written
                  consent of Secured Party, assign any Rights, duties, or obligations hereunder.

                  (j) Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply, except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of Liens under the Pledge Agreement, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Pledge Agreement and all of the other Loan Documents.

                  [(k) Limited Recourse. [Each] Debtor shall be liable for all representations, warranties, covenants, and obligations set forth in this Pledge Agreement, but shall not be otherwise be liable to repay any Principal Debt. No manager, director, officer, employee, shareholder, member, or partner of [any] Debtor (which is not a Loan Party) or any transferee (which is not a Loan Party) of any Collateral securing the Obligation to the extent such transfer is permitted by the terms of the Loan Documents or is otherwise made with the prior written consent of each requisite Lender shall be personally liable for any obligations of any Parent, except as set forth below. This Paragraph 10(k) shall not (a) prevent or restrict recourse to the Collateral securing the Obligation or constitute a waiver, release, or discharge of the Obligation, but the Obligation shall remain outstanding until paid or discharged; (b) limit any Rights, claims for damages, or recourse of Administrative Agent, the Lenders, or the Issuing Lenders or their respective transferees or assigns as a result of (i) any knowing or willful breach by any Person of any representation or warranty of such Person made under or pursuant to this Pledge Agreement or any other Loan Document or (ii) any knowing or willful breach of any covenant or other obligation by any Person under this Pledge Agreement or any other Loan Document; or (c) limit the Right of any Person to name [any] Debtor or any transferee of any interest in the Collateral securing the Obligation as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under this Pledge Agreement or any other Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken, or enforced against any Person referred to in the second sentence of this Paragraph 10(k). Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by Administrative Agent, the Lenders, or the Issuing Lenders of any Rights to damages, other monetary relief, injunctive relief, or any other remedy at Law or equity against [any] Debtor, Loan Party, or any Person referred to in the

                                                                    Exhibit D-1
         second sentence of this Paragraph 10(k) by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence, or criminal acts.] [Bracketed Language to be included in Pledge Agreements for Parents only.]

                     Remainder of Page Intentionally Blank.

                          Signature Page(s) to Follow.

                                                                 Exhibit D-1

         EXECUTED as of the day and year first herein set forth.

----------------------------------- ,
as Debtor

By:
         Name:
         Title:






                                Pledge Agreement

                                 Signature Page

                           ANNEX A TO PLEDGE AGREEMENT

                        (To be Provided by [each] Debtor)

                  JURISDICTIONS FOR FILING FINANCING STATEMENTS

                                                                   Exhibit D-1
                                        1

                           ANNEX B TO PLEDGE AGREEMENT

                        (To be Provided by [each] Debtor)

A.       PLEDGED SHARES

B.       PARTNERSHIP INTERESTS

C.       LLC INTERESTS


                                                                    Exhibit D-1

                           ANNEX C TO PLEDGE AGREEMENT

                               PLEDGE INSTRUCTION

PARTNERSHIP:

INTEREST OWNER:

         BY THIS PLEDGE INSTRUCTION, dated as of ___________ , 2000, ("Interest Owner"), hereby instructs (the "Partnership") to register a pledge in favor of Bank of America, N.A. ("Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge Agreement dated as of , 2000 (as amended, modified, supplemented, or restated from time to time, the "Pledge Agreement"), against, and a security interest in favor of Pledgee in, all of the Interest Owner's Rights in connection with any partnership interest in the Partnership now and hereafter owned by the Interest Owner ("Partnership Interest").

                  (i) Pledge Instructions. The Partnership is hereby instructed by the Interest Owner to register all of the Interest Owner's Right, title, and interest in and to all of the Interest Owner's Partnership Interest as subject to a pledge and security interest in favor of Pledgee who, upon such registration of pledge, shall become the registered pledgee of the Partnership Interest with all Rights incident thereto.

                  (ii) Initial Transaction Statement. The Partnership is further instructed by the Interest Owner to promptly inform Pledgee of the registration of the pledge by sending the initial transaction statement, in the form attached hereto as Annex A, to Pledgee at its office located at 901 Main Street, 64th Floor, Dallas, Texas 75202, with a copy to Interest Owner.

                  (iii) Partnership Distributions, Accounts, and Correspondence. Except as expressly permitted by the Credit Agreement, the Partnership is further instructed by the Interest Owner to promptly (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to comply with all instructions originated by Pledgee after a Default without further consent of the Partnership or any partner.

                  (iv) Warranties of the Interest Owner. The Interest Owner hereby warrants that (i) the Interest Owner is an appropriate person to originate this instruction; (ii) the Interest Owner is entitled to effect the instruction here given; and (iii) the Interest Owner's taxpayer identification number is

                                      .

                     Remainder of Page Intentionally Blank.

                            Signature Page to Follow.

                                                                    Exhibit D-1

                  EXECUTED as of the date first stated in this Pledge
Instruction.

                                                     By:
                                                              Name:
                                                              Title:



                         CONSENT OF THE GENERAL PARTNER

                  The undersigned, , in its capacity as general partner of the Partnership (in such capacity, the "General Partner") hereby acknowledges and consents to, and agrees to cause to be registered on the books and records of the Partnership, the Pledge of Partnership Interests, and further agrees that upon receipt of written notice from the Pledgee, the General Partner shall, except as expressly permitted by the Credit Agreement, (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership to comply with all instructions originated by Pledgee after a Default without further consent of the Partnership or any partner

                                                             ,
as General Partner

By:
         Name:
         Title:



                               Pledge Instruction

                                 Signature Page

                          ANNEX A TO PLEDGE INSTRUCTION

                      FORM OF INITIAL TRANSACTION STATEMENT

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE
         AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.



NAME OF PLEDGOR:
ADDRESS OF PLEDGOR:
Tax ID or Social Security Number:

Bank of America, N.A.
901 Main Street, 64th Floor
Dallas, Texas 75202
[Tax ID Number:                                               ]

         On , 2000, the undersigned, , in its capacity as managing general partner of (in such capacity, the "Managing General Partner") caused the pledge of ( %) of the outstanding partnership interests in ("Partnership Interest") by (the "Pledgor"), in favor of Bank of America, N.A. (the "Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge Agreement dated as of , 2000 (as the same may be amended, modified, supplemented, or restated from time to time), to be registered on the books and records of the Partnership. Except for the pledge in favor of the Pledgee, to the knowledge of the undersigned (including, without limitation, any information which may appear on the undersigned's books and records) there are no liens, restrictions, or adverse claims to which the Partnership Interest is, or may be, subject as of the date hereof.

                                                     By:
                                                              Name:
                                                              Title:


                                                                  Exhibit D-1

                                   EXHIBIT D-2
                        FORM OF MINORITY PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of ____________, 2000, by the undersigned ("Debtor"), whose address is
_________________________, and BANK OF AMERICA, N.A., a national banking association (in its capacity as "Administrative Agent" for the benefit of the holders of the Obligation under the Credit Agreement [defined below]), as "Secured Party," whose address is 901 Main Street, 64th Floor, Dallas, Texas 75202.

         For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

         1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

         2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Pledge Agreement with the same meaning; provided that (a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and (b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

         Collateral has the meaning set forth in Paragraph 4.

         Credit Agreement means that certain Credit Agreement dated as of April 14, 2000 by and between Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Administrative Agent (including its permitted successors and assigns in such capacity, "Administrative Agent"), and certain other Agents and Lenders (including their respective permitted successors and assigns, "Lenders").

         Lender means, individually, or Lenders means, collectively, on any date of determination, Administrative Agent and Lenders and their permitted successors and assigns.

         Obligation means, collectively, (a) the "Obligation" as defined in the Credit Agreement and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Pledge Agreement or Guaranty assuring payment of the Obligation. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Debtor to Secured Party or to any Lender arising under the Loan Documents or otherwise.

         Obligor means any Person obligated with respect to any of the Collateral, whether as an obligor on an instrument, issuer of securities, or otherwise.

         Pledged Securities means, collectively, the Partnership Interests (whether or not a security) and any other Collateral constituting securities;

         Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3.

                                                               Exhibit D-2

         UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

         3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligation when due, Debtor hereby grants to Secured Party a Security Interest in all of Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Pledge Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

         4. COLLATERAL. As used herein, the term "Collateral" means the following items and types of property:

                  (a) All of Debtor's Rights, title, and interest, whether now owned or hereafter acquired, in and to any general and limited partnership interests in the partnerships listed on Annex B, together with all Distributions with respect thereto or other property in exchange therefor, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Partnership Interests").

                  (b) All present and future increases, profits, combinations, reclassifications, and substitutes and replacements for, all or part of the Collateral described above.

                  (c) All present and future accounts, contract Rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other Rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the Collateral described above in this clause or otherwise.

The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Pledge Agreement or by the terms incorporated in this Pledge Agreement. Furthermore, notwithstanding any contrary provision, Debtor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. SS 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "fraudulent conveyance"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Pledge Agreement is automatically amended to carry out the intent of this paragraph.

         5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that:

                  (a) Existence/Good Standing. Debtor is [corporation] [limited liability company] [limited partnership] duly organized, validly existing and in good standing under the laws of the State of.

                  (b) No Violation. None of the execution and delivery of this Pledge Agreement, the consummation of the transactions herein contemplated, or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under any partnership agreement or other organizational documents of Debtor, or any applicable law or regulation, or any hibit D-2
         order, writ, injunction, or decree of any Governmental Authority, or any agreement or instrument to which Debtor is a party or by which it or any of its property is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant hereto) result in the creation or imposition of any Lien upon any property or Debtor pursuant to the terms of any such agreement or instrument.

                  (c) Authority. Debtor has all necessary [corporate] [limited liability company] [partnership] power, authority, and legal right to execute, deliver, and perform its obligations under this Pledge Agreement; the execution, delivery, and performance by Debtor of this Pledge Agreement have been duly authorized by all necessary [corporate] [limited liability company] [partnership] action on its part; and this Pledge Agreement has been duly and validly executed and delivered by Debtor.

                  (d) Investment Company Act. Debtor is not an "investment company," or a company
         "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (e) Public Utility. Debtor is not a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (f) Binding Obligation. This Pledge Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Secured Party and enforceable against Debtor. For Collateral in which the Security Interest may be perfected by the filing of Financing Statements, once those Financing Statements have been properly filed in the jurisdictions described on Annex A, the Security Interest in that Collateral will be fully perfected. Once perfected and, in the case of investment property or instruments, upon possession or "control" (within the meaning of Sections 8-106 and 9- 115 of the UCC) by Secured Party, the Security Interest will constitute a first-priority Lien on the Collateral. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

                  (g) Location. Debtor's place of business and chief executive office is where Debtor is entitled to receive notices hereunder.

                  (h) Partnerships and Partnership Interests. Each Partnership issuing a Partnership Interest is duly organized, currently existing, and in good standing under all applicable Laws; there have been no amendments, modifications, or supplements to any agreement or certificate creating any Partnership or any material contract relating to the Partnerships, of which Secured Party has not been advised in writing; no default has occurred under the terms of any contract relating to any Partnership which default could reasonably be expected to be a Material Adverse Event; and no approval or consent of the partners of any Partnership is required as a condition to the validity and enforceability of the Security Interest created hereby or the consummation of the transactions contemplated hereby which has not been duly obtained by [such] Debtor. Debtor has good title to the Partnership Interests free and clear of all Liens and encumbrances (except for the Security Interest granted hereby). The Partnership Interests are validly issued and are not subject to statutory, contractual, or other restrictions governing their transfer, ownership, or control, except as set forth in the applicable partnership agreements, the Credit Agreement, or applicable securities Laws and any restrictions on transferability by any Governmental Authority with respect to the Authorizations. All capital contributions required to be made by the terms of the partnership agreements for each Partnership have been made.

                                                                 Exhibit D-2

                  (i) Governmental Authority. No authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Debtor of the Pledged Securities pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by Debtor, or (ii) for the exercise by Secured Party of the voting or other Rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with the disposition of the Pledged Securities by Laws affecting the offering and sale of securities generally and in connection with the transfer of control of the Authorizations).

The foregoing representations and warranties will be true and correct in all respects with respect to any additional Collateral or additional specific descriptions of certain Collateral delivered to Secured Party in the future by Debtor.

         The failure of any of these representations or warranties to be accurate and complete does not impair the Security Interest in any Collateral.

         6. COVENANTS. So long as Lenders are committed to extend credit to any Borrower under the Credit Agreement and until the Obligation is paid and performed in full, Debtor covenants and agrees with Secured Party that Debtor will:

                  (a) Credit Agreement. (i) Comply with, perform, and be bound by THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 11.12 OF THE CREDIT AGREEMENT; AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 13.9 OF THE CREDIT AGREEMENT.

                  (b) Perform Obligations. Except as expressly permitted by the Credit Agreement, fully perform all of Debtor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates, so that the amounts thereof shall actually become payable in their entirety to Secured Party.

                  (c) Notices. (i) Promptly notify Secured Party of (A) any change in any fact or circumstances represented or warranted by Debtor with respect to any of the Collateral or Obligation, (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Secured Party, appear in and defend, at Debtor's expense, any such action or proceeding, and
         (C) the occurrence of any other event or condition (including without limitation matters as to Lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Secured Party 30 days written notice before any proposed (A) relocation of its principal place of business or chief executive office and (B) change of its name, identity, or corporate structure. Prior to making any of the changes contemplated in clause (ii) preceding, Debtor shall execute and deliver all such additional documents and perform all additional acts as Secured Party, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

                  (d) Collateral in Trust. Hold in trust (and not commingle with other assets of Debtor) for Secured Party all Collateral that is chattel paper, instruments, Pledged Securities, or documents at any time received by Debtor, and promptly deliver same to Secured Party, unless Secured Party at its option (which may be evidenced only by a writing signed by Secured Party stating that Secured Party elects to permit Debtor to so retain) permits Debtor to retain the same, but any Collateral so retained shall be marked to state that it is assigned to Secured Party.

                                                                 Exhibit D-2

                  (e) Further Assurances. At Debtor's expense and Secured Party's request, before or after a Default or Potential Default, (i) file or cause to be filed such applications and take such other actions as Secured Party may request to obtain the consent or approval of any Governmental Authority to Secured Party's Rights hereunder, including, without limitation, the Right to sell all the Collateral upon a Default without additional consent or approval from such Governmental Authority (and, because Debtor agrees that Secured Party's remedies at Law for failure of Debtor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Debtor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Pledge Agreement; and
         (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

                  (f) Modifications to Agreements. Not modify or substitute, or permit the modification or substitution of, any document evidencing the Collateral.

                  (g) Partnerships and Partnership Interests. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the contracts and agreements creating or relating to any Partnership; (ii) except as expressly permitted by the Credit Agreement, do or cause to be done all things necessary or appropriate to keep the Partnerships in full force and effect and the Rights of Debtor and Secured Party thereunder unimpaired; (iii) except as expressly permitted by the Credit Agreement, not consent to any Partnership selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions; (iv) except as expressly permitted by the Credit Agreement, not consent to the material amendment or modification, or any surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership; (v) except as permitted by the Credit Agreement, not transfer, sell, or assign any of the Partnership Interests or any part thereof; [(vi) cause each Partnership to refrain from granting any partnership interests in addition to or in substitution for the Partnership Interests granted by the Partnerships, except to Debtor;] (vii) pledge hereunder, immediately upon Debtor's acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of any Partnership granted to Debtor and any and all additional shares of stock or other securities of each; (viii) deliver to Secured Party a fully-executed Pledge Instruction, substantially in the form of Annex C, for each Partnership Interest, together with the General Partner's written consent thereto and an Initial Transaction Statement executed by the Managing General Partner of such Partnership; and (ix) take any action necessary, required, or requested by Secured Party to allow Secured Party to fully enforce its Security Interest in the Partnership Interests, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

         7. DEFAULT; REMEDIES. If a Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (b) applying to the Obligation any cash held by Secured Party under this Pledge Agreement, if any. Notwithstanding the foregoing, Secured Party will not exercise any remedies against the Collateral unless it has given at least ten days written notification to Debtor, to the FCC, to the extent such notice is required under [47 C.F.R. 22.937(f)], and to any other Governmental Authority, to the extent such notice is required by Law.

                                                                 Exhibit D-2

                  (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided, that if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

                  (b)      Sales of Pledged Securities.

                           (i) Debtor agrees that, because of the Securities Act
                  of 1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "Securities Act"), or any other Laws or regulations, and for other reasons, there may be legal or practical restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its Rights. For these reasons, Secured Party is hereby authorized by Debtor, but not obligated, upon the occurrence and during the continuation of a Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Laws or regulations, at a reasonable price at such private sale or other distribution in the manner mentioned above. Debtor understands that Secured Party may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Pledged Securities were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Debtor agrees that any such private sale made under this Paragraph 7(a) shall be deemed to have been made in a commercially reasonable manner, and that Secured Party has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Laws.

                           (ii) Secured Party is authorized, in connection with
                  any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and (B) to impose such other limitations or conditions in connection with any such sale as Secured Party reasonably deems necessary in order to comply with applicable Law. Debtor covenants and agrees that it will execute and deliver such documents and take such other action as Secured Party reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Secured Party shall have the Right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely, free from any claim or Right of Debtor of whatsoever kind, including any equity or Right of redemption of Debtor. Debtor, to the extent permitted by applicable Law, hereby specifically waives all Rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

                           (iii) Debtor agrees that ten days' written notice
                  from Secured Party to Debtor of Secured Party's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute "reasonable notification" within the meaning of

                                                                  Exhibit D-2

                  Section 9-504(c) of the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale,
                  (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Secured Party may reasonably determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                           (iv) In case of any sale of all or any part of the
                  Pledged Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at Law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                           (v) Without limiting the foregoing, or imposing upon
                  Secured Party any obligations or duties not required by applicable Law, Debtor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other Rights or remedies provided Secured Party hereunder or under applicable Law, Secured Party may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process, (B) provide to prospective purchasers business and financial information regarding Debtor or the Loan Parties available in the files of Secured Party at the time of commencing the foreclosure process, without the requirement that Secured Party obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

                  (c) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this Paragraph 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts expended by Secured Party under Paragraph 8; and third, toward payment of the balance of the Obligation in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct.

                                                                   Exhibit D-2

         8.       OTHER RIGHTS OF SECURED PARTY.

                  (a) Performance. If Debtor fails to preserve the priority of the Security Interest in any of the Collateral or otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, prosecute or defend any suits in relation to the Collateral, or take all other action which Debtor is required, but has failed or refused, to take under the Loan Documents. Any sum which may be expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Secured Party upon demand and shall be part of the Obligation.

                  (b) Collection. If a Default exists and upon notice from Secured Party, each Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other distributions with respect to Pledged Securities) is hereby authorized and directed by Debtor to make payment directly to Secured Party, regardless of whether Debtor was previously making collections thereon. Subject to Paragraph 8(e), until such notice is given, Debtor is authorized to retain and expend all payments made on Collateral. If a Default exists, Secured Party shall have the Right in its own name or in the name of Debtor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Secured Party; to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral; to send requests for verification of obligations to any Obligor; and to do all other acts and things necessary to carry out the intent of this Pledge Agreement. If a Default exists and any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its own name or in the name of Debtor, to take such action as Secured Party shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Debtor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Secured Party shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). The receipt of Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party.

                  (c) Record Ownership of Securities. If a Default or Potential Default exists, Secured Party at any time may have any Collateral that is Pledged Securities and that is in the possession of Secured Party, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Secured Party; and, as to any Collateral that is Pledged Securities so registered, Secured Party shall execute and deliver (or cause to be executed and delivered) to Debtor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Debtor may reasonably request for the purpose of enabling Debtor to exercise the voting Rights and powers which it is entitled

                                                                   Exhibit D-2
         to exercise under this Pledge Agreement or to receive the dividends and other payments in respect of such Collateral that is Pledged Securities which it is authorized to receive and retain under this Pledge Agreement.

                  (d) Voting of Securities. As long as no Default exists, Debtor is entitled to exercise all voting Rights pertaining to any Pledged Securities; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Secured Party which would (x) be inconsistent with or violate any provision of this Pledge Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral if such action could adversely affect the Rights of Lenders; and provided further that Debtor shall give Secured Party at least ten Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual Rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof. If a Default exists and if Secured Party elects to exercise such Right, the Right to vote any Pledged Securities shall be vested exclusively in Secured Party. To this end, Debtor hereby irrevocably constitutes and appoints Secured Party the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote, and to act with respect to, any and all Collateral standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless a Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

                  (e) Certain Proceeds. Except to the extent such transaction is expressly permitted by Sections 9.20, 9.22, or 9.24 of the Credit Agreement, notwithstanding any contrary provision herein, any and all

                           (i) dividends, interest, or other Distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                           (ii) dividends, interest, or other Distributions
                  hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                           (iii) cash paid, payable, or otherwise distributed in
                  redemption of, or in exchange for, any Collateral; and

                           (iv) dividends, interest, or other Distributions paid
                  or payable in violation of the Loan Documents,

         shall be part of the Collateral hereunder, shall, if received by Debtor, be held in trust for the benefit of Secured Party, and shall forthwith be delivered to Secured Party (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Debtor in accordance with Secured Party's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of Collateral which come into the possession of Secured Party (including, without limitation, insurance proceeds) may, at Secured Party's option, be applied in whole or in part to the Obligation (to the extent then due), be released in whole or in part to or on the written instructions of Debtor for any general or specific purpose, or be retained in whole or in part by Secured Party as additional

                                                                Exhibit D-2

         Collateral. Any cash Collateral in the possession of Secured Party may be invested by Secured Party in certificates of deposit issued by Secured Party (if Secured Party issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Secured Party shall never be obligated to make any such investment and shall never have any liability to Debtor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Secured Party in the same manner as other cash Collateral. The provisions of this subparagraph are applicable whether or not a Default or Potential Default exists.

                  (f) Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's attorney-in-fact, with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor, Secured Party, Lenders, or otherwise, from time to time in Secured Party's discretion, for the sole purpose of carrying out the terms of this Pledge Agreement and, to the extent permitted by applicable Law, to take any action and to execute any document and instrument which Secured Party may deem necessary or advisable to accomplish the following when a Default exists:

                           (i) to receive, endorse, and collect any drafts or
                  other instruments or documents in connection with clause (b) above and this clause (f); and

                           (ii) to execute on behalf of Debtor, any financing
                  statements or continuation statements with respect to the Security Interests created hereby, which Secured Party may deem necessary or advisable to protect and preserve the Collateral, and all Rights thereto.

                  (g) Purchase Money Collateral. To the extent that Secured Party or any Lender has advanced or will advance funds to or for the account of Debtor to enable Debtor to purchase or otherwise acquire Rights in Collateral, Secured Party or such Lender, at its option, may pay such funds (i) directly to the Person from whom Debtor will make such purchase or acquire such Rights, or (ii) to Debtor, in which case Debtor covenants to promptly pay the same to such Person, and forthwith furnish to Secured Party evidence satisfactory to Secured Party that such payment has been made from the funds so provided.

                  (h) Subrogation. If any of the Obligation is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the Rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

                  (i) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use or possession of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Secured Party and each Lender harmless from and against, any and all claims, causes of action, or liability, howsoever arising, from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Debtor or of third parties. Debtor agrees to indemnify, save, and hold Secured Party and each Lender harmless from and against, and covenants to defend Secured Party and each Lender against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "Claims"), including, without limitation, court costs and attorneys' fees, and any of the foregoing arising from the negligence of Secured Party or any Lender, or any of their respective officers, employees, agents, advisors, employees, or representatives, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use or possession thereof; provided, however, that the indemnity

                                                                 Exhibit D-2
         set forth in this Paragraph 8(i) will not apply to Claims caused by the gross negligence or willful misconduct of Secured Party or any Lender.

         9.       ACKNOWLEDGMENT OF REGULATORY CONSIDERATIONS

                  (a) No Prohibited Transfers. It is hereby acknowledged that assignment or transfer of control of any Authorization without the prior approval of Governmental Authorities may constitute a prohibited transfer in violation of Law. Secured Party agrees that exercise of its Rights hereunder shall be effected only after the obtaining of any necessary approvals for such exercise.

                  (b) Actions by Debtor. If counsel to Secured Party reasonably determines that the consent of any Governmental Authority is required in connection with any of the actions which may be taken by Secured Party on behalf of Lenders in the exercise of their Rights hereunder or under the Loan Documents, then Debtor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with Secured Party and Lenders in any action commenced by Secured Party to secure such consent. Upon the occurrence and during the continuation of a Default or Potential Default, Debtor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that Secured Party may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if Debtor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of Debtor. Debtor further recognizes that a violation of this covenant would result in irreparable harm to Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to Lenders, at Law or in equity, Secured Party on behalf of Lenders shall have the remedy of specific performance of the provisions of this subsection.

                  (c) Approval of Governmental Authorities. Notwithstanding anything to the contrary contained in this Pledge Agreement, Secured Party will not take any action pursuant to this Pledge Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an Authorization or any transfer of control of any Authorization if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by any Governmental Authority) the prior approval of the Governmental Authority issuing such Authorization, without first obtaining such approval. Debtor agrees to take, or cause to be taken, any action which Secured Party may reasonably request in order to obtain and enjoy the full Rights and benefits granted to Secured Party by this Pledge Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at Debtor's cost and expense, the exercise of its best efforts to cooperate in obtaining Governmental Authority approval of any action or transaction contemplated by this Pledge Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

                  (d) Subsequent Actions by Debtor. Debtor agrees that if, for any reason, any Governmental Authority does not approve within a reasonable period of time the initial application for approval of the transfer of control of any Authorization, then Paragraphs 9(b) and (c) shall be applicable to any subsequent application for transfer of control of any Authorization pursuant to action taken by Secured Party in the exercise of its Rights hereunder or under the Loan Documents. With respect to each subsequent proposed purchaser(s), Debtor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by Secured Party at any time and from time to time in order to obtain the approval by the Governmental Authorities.

                                                                   Exhibit D-2

         Exercise by Secured Party of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

         10.      MISCELLANEOUS.

                  (a) Continuing Security Interest. This Pledge Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the termination of the obligations of Lenders to advance Borrowings or issue LCs under the Loan Documents, the payment in full of the Obligation, and the expiration of all LCs and Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to Debtor or any Company; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Pledge Agreement to any other Person in accordance with the terms and provisions of Section 13.12 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to Secured Party or Lenders, as the case may be. Upon payment in full of the Obligation, the termination of the commitment of Lenders to extend credit or issue LCs, and the expiration of all LCs or Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to Debtor or any Company, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  (b) Reference to Miscellaneous Provisions. This Pledge Agreement is one of the "Loan Documents" referred to in the Credit Agreement, and all provisions relating to Loan Documents set forth in
         Section 13 of the Credit Agreement, other than the provisions set forth in Section 13.6, are incorporated herein by reference, the same as if set forth herein verbatim.

                  (c) Term. Upon full and final payment and performance of the Obligation or other release of Debtor from the obligations hereunder as expressly permitted by the Credit Agreement, this Pledge Agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

                  (d) Actions Not Releases. The Security Interest and Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other

                                                                  Exhibit D-2
         agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

                  (e) Waivers. Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all Rights of marshaling in respect of any and all of the Collateral.

                  (f) Financing Statement. Secured Party shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Pledge Agreement.

                  (g) Amendments. No amendment, waiver, or discharge to or under this Pledge Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement.

                  (h) Multiple Counterparts. This Pledge Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

                  (i) Parties Bound; Assignment. This Pledge Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured
         Party and Secured Party's successors and assigns.

                           (i) Secured Party is the agent for each Lender under the Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The

                                                                Exhibit D-2

                  Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

                           (ii) Debtor may not, without the prior written
                  consent of Secured Party, assign any Rights, duties, or obligations hereunder.

                  (j) Governing Law. Pursuant to Section 5-1401 of the New York General Obligations Law, the substantive laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles that might otherwise apply, except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of Liens under the Pledge Agreement, and the applicable federal laws of the United States of America, shall govern the validity, construction, enforcement and interpretation of this Pledge Agreement and all of the other Loan Documents.

                  (k) Limited Recourse. Debtor shall be liable for all representations, warranties, covenants, and obligations set forth in this Pledge Agreement, but shall not be otherwise be liable to repay any Principal Debt. No manager, director, officer, employee, shareholder, member, or partner of Debtor (which is not a Loan Party) or any transferee (which is not a Loan Party) of any Collateral securing the Obligation to the extent such transfer is permitted by the terms of the Loan Documents or is otherwise made with the prior written consent of each requisite Lender shall be personally liable for any obligations of Debtor, except as set forth below. This Paragraph 10(k) shall not (a) prevent or restrict recourse to the Collateral securing the Obligation or constitute a waiver, release, or discharge of the Obligation, but the Obligation shall remain outstanding until paid or discharged; (b) limit any Rights, claims for damages, or recourse of Administrative Agent, the Lenders, or the Issuing Lenders or their respective transferees or assigns as a result of (i) any knowing or willful breach by any Person of any representation or warranty of such Person made under or pursuant to this Pledge Agreement or any other Loan Document or (ii) any knowing or willful breach of any covenant or other obligation by any Person under this Pledge Agreement or any other Loan Document; or (c) limit the Right of any Person to name Debtor or any transferee of any interest in the Collateral securing the Obligation as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under this Pledge Agreement or any other Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken, or enforced against any Person referred to in the second sentence of this Paragraph 10(k). Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by Administrative Agent, the Lenders, or the Issuing Lenders of any Rights to damages, other monetary relief, injunctive relief, or any other remedy at Law or equity against Debtor or any Person referred to in the second sentence of this Paragraph 10(k) by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence, or criminal acts.

                     Remainder of Page Intentionally Blank.

                          Signature Page(s) to Follow.

                                                               Exhibit D-2

         EXECUTED as of the day and year first herein set forth.

----------------------------,
as Debtor

By:
         Name:
         Title:



                            Minority Pledge Agreement

                                 Signature Page

                           ANNEX A TO PLEDGE AGREEMENT

                           (To be Provided by Debtor)

                  JURISDICTION FOR FILING FINANCING STATEMENTS

                                                               Exhibit D-2

                           ANNEX B TO PLEDGE AGREEMENT

                           (To be Provided by Debtor)

                              PARTNERSHIP INTERESTS

                                                                  Exhibit D-2

                           ANNEX C TO PLEDGE AGREEMENT

                               PLEDGE INSTRUCTION

PARTNERSHIP:

INTEREST OWNER:

         BY THIS PLEDGE INSTRUCTION, dated as of ___________ , 2000, ("Interest Owner"), hereby instructs (the "Partnership") to register a pledge in favor of Bank of America, N.A. ("Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge Agreement dated as of , 2000 (as amended, modified, supplemented, or restated from time to time, the "Pledge Agreement"), against, and a security interest in favor of Pledgee in, all of the Interest Owner's Rights in connection with any partnership interest in the Partnership now and hereafter owned by the Interest Owner ("Partnership Interest").

                  (i) Pledge Instructions. The Partnership is hereby instructed by the Interest Owner to register all of the Interest Owner's Right, title, and interest in and to all of the Interest Owner's Partnership Interest as subject to a pledge and security interest in favor of Pledgee who, upon such registration of pledge, shall become the registered pledgee of the Partnership Interest with all Rights incident thereto.

                  (ii) Initial Transaction Statement. The Partnership is further instructed by the Interest Owner to promptly inform Pledgee of the registration of the pledge by sending the initial transaction statement, in the form attached hereto as Annex A, to Pledgee at its office located at 901 Main Street, 64th Floor, Dallas, Texas 75202, with a copy to Interest Owner.

                  (iii) Partnership Distributions, Accounts, and Correspondence. Except as expressly permitted by the Credit Agreement, the Partnership is further instructed by the Interest Owner to promptly (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership comply with all instructions originated by Pledgee after a Default without further consent of the Partnership or any partner.

                  (iv) Warranties of the Interest Owner. The Interest Owner hereby warrants that (i) the Interest Owner is an appropriate person to originate this instruction; (ii) the Interest Owner is entitled to effect the instruction here given; and (iii) the Interest Owner's taxpayer identification number is

                                      .

                     Remainder of Page Intentionally Blank.

                            Signature Page to Follow.

                                                                   Exhibit D-2

                  EXECUTED as of the date first stated in this Pledge
Instruction.

                                                     By:
                                                              Name:
                                                              Title:



                         CONSENT OF THE GENERAL PARTNER

                  The undersigned, , in its capacity as general partner of the Partnership (in such capacity, the "General Partner") hereby acknowledges and consents to, and agrees to cause to be registered on the books and records of the Partnership, the Pledge of Partnership Interests, and further agrees that upon receipt of written notice from the Pledgee, the General Partner shall, except as expressly permitted by the Credit Agreement, (i) cause the Partnership to pay and remit to the Pledgee all proceeds, distributions, and other amounts payable to the Interest Owner upon demand or otherwise, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership, (ii) cause the Partnership to hold all funds in deposit accounts for the benefit of Pledgee, and (iii) cause the Partnership comply with all instructions originated by Pledgee after a Default without further consent of the Partnership or any partner.

                                                             ,
as General Partner

By:
         Name:
         Title:



                               Pledge Instruction

                                 Signature Page

                          ANNEX A TO PLEDGE INSTRUCTION

                      FORM OF INITIAL TRANSACTION STATEMENT

         THIS STATEMENT IS MERELY A RECORD OF THE RIGHTS OF THE ADDRESSEE
         AS OF THE TIME OF ISSUANCE. DELIVERY OF THIS STATEMENT, OF ITSELF, CONFERS NO RIGHTS ON THE RECIPIENT. THIS STATEMENT IS NEITHER A NEGOTIABLE INSTRUMENT NOR A SECURITY.



NAME OF PLEDGOR:
ADDRESS OF PLEDGOR:
Tax ID or Social Security Number:

Bank of America, N.A.
901 Main Street, 64th Floor
Dallas, Texas 75202
[Tax ID Number:                                               ]

         On , 2000, the undersigned, , in its capacity as managing general partner of (in such capacity, the "Managing General Partner") caused the pledge of ( %) of the outstanding partnership interests in ("Partnership Interest") by (the "Pledgor"), in favor of Bank of America, N.A. (the "Pledgee"), in its capacity as Administrative Agent for certain Lenders and as Secured Party under that certain Pledge Agreement dated as of , 2000 (as the same may be amended, modified, supplemented, or restated from time to time), to be registered on the books and records of the Partnership. Except for the pledge in favor of the Pledgee, to the knowledge of the undersigned (including, without limitation, any information which may appear on the undersigned's books and records) there are no liens, restrictions, or adverse claims to which the Partnership Interest is, or may be, subject as of the date hereof.

                                                     By:
                                                              Name:
                                                              Title:

                                                                Exhibit D-2

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

                      (Century Cable Holdings, LLC et al.)

DATE:                                                                          ,

SUBJECT PERIOD:                                              ended            ,

ADMINISTRATIVE AGENT:               Bank of America, N.A.

RESTRICTED BORROWERS:               Century Cable Holdings, LLC, Ft. Myers
                                    Cablevision, LLC, and
                                    Highland Prestige Georgia, Inc.


         This certificate is delivered under the Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Restricted Borrowers, Bank of America, N.A. and The Chase Manhattan Bank, as Co-Administrative Agents, and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

         The undersigned certifies to Lenders that:

         (a) the undersigned is a Responsible Officer of each Restricted Borrower in the position set forth under the signature below;

         (b) the Financial Statements of the Companies attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the combined financial condition and results of operations of the Companies as of, and for the [three, six, or nine months, or fiscal year] ended on,

               ,           (the "Subject Period") [(subject only to normal
               year-end audit adjustments)];

         (c) the undersigned has reviewed the activities of the Companies during the Subject Period, and during the Subject Period, (i) the Companies kept, observed, performed, and fulfilled each and every covenant and condition of the Loan Documents in all material respects, and (ii) no Default (nor any Potential Default) has occurred which has not been cured or waived;

         (d) the status of compliance by the Companies with Sections 9.12, 9.13, 9.20, 9.22, and 9.28 of the Credit Agreement at the end of the Subject Period is as set forth on Annex A to this certificate;

         (e) all Net Cash Proceeds from the disposition of any CATV System of any Company required to be reinvested in property or assets of the Companies during the Subject Period have been reinvested, and no mandatory prepayment is required to be paid by Restricted Borrowers to Lenders pursuant to Section 3.3(b)(i) of the Credit Agreement; and

         (f) during the Subject Period, each Schedule and Annex to each Loan Document that was required to be revised and supplied to Administrative Agent in accordance with the terms of the Loan Documents has been so revised and supplied (including, without limitation, each Annex to each Pledge Agreement listing the locations of Collateral).

                                                                    Exhibit E

                             [Signature of Responsible Officer of Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc.]



                                            By:
                                                    Name:
                                                    Title:





                                                                  Exhibit E

                        ANNEX A TO COMPLIANCE CERTIFICATE

                      (Century Cable Holdings, LLC et al.)

                            Status of Compliance with

                                     Sections 9.12, 9.13, 9.20, 9.22, and 9.28
                            of the Credit Agreement 1

               [(Unless otherwise indicated, all calculations are to be made on a consolidated basis for the Companies at the date of determination with respect to the most recently-ended Rolling Period)]

         Restricted Borrowers shall provide to Administrative Agent (for the benefit of Lenders) detailed calculations, in form and substance reasonably acceptable to Administrative Agent, demonstrating compliance with the following covenants:

Section 9.12      Debt and Guaranties

Section 9.13      Liens

Section 9.20      Investments and Restricted Payments

Section 9.22      Sale of Assets

Section 9.28(a) - Leverage Ratio

Section 9.28(b) - Debt Service Coverage Ratio

Section 9.28(c) - Interest Coverage Ratio

1 All as more particularly determined in accordance with the terms of the Credit Agreement, which control in the event of conflicts with this form.

                                                                     Exhibit E

                                    EXHIBIT F

                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

         Reference is made to the Credit Agreement dated as of April 14, 2000 (as amended, modified, supplemented, or restated to the Effective Date [defined below], the "Credit Agreement") among Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Bank of America, N.A., as Administrative Agent for Lenders ("Administrative Agent"), and other Agents and Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         "Assignor" and "Assignee" referred to on Schedule 1 agree as follows:

         1. Assignor hereby sells and assigns to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignor, an interest in and to Assignor's Rights and obligations under the Credit Agreement and the related Loan Documents as of the Effective Date equal to the percentage interest specified on Schedule 1 of all outstanding Rights and obligations with respect to those Facilities under the Credit Agreement as set forth on Schedule 1 (each an "Assigned Facility").

         2. Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to any Loan Document or the performance or observance by any such party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) attaches the Notes held by Assignor (to the extent any of the Principal Debt being assigned and owed to Assignor is evidenced by Notes) and requests that Administrative Agent exchange such Notes for new Notes if so requested by either Assignor or Assignee. Any such new Notes shall be prepared in accordance with the provisions of Sections 3.1(b) of the Credit Agreement and will reflect the respective Committed Sums or Principal Debt (for each Facility, as appropriate) of Assignee and Assignor after giving effect to this Assignment and Acceptance Agreement.

         3. Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the Current Financials and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (c) agrees that it will, independently and without reliance upon Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) confirms that it is an Eligible Assignee; (e) appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;
(f) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (g) attaches any U.S. Internal Revenue Service or other forms required under Section 4.6(d) of the Credit Agreement.

         4. Following the execution of this Assignment and Acceptance Agreement by Assignor, Assignee, and Restricted Borrowers (to the extent required hereunder), it will be delivered to Administrative

                                                                    Exhibit F

Agent for acceptance and recording by Administrative Agent pursuant to the Credit Agreement. The effective date for this Assignment and Acceptance Agreement shall be the date described on Schedule 1 (the "Effective Date"), which shall not, unless otherwise agreed to by Administrative Agent in its sole discretion, be earlier than five Business Days from the date of such acceptance and recording by Administrative Agent.

         5. Upon such acceptance and recording by Administrative Agent, as of the Effective Date, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance Agreement, have the Rights and obligations of a Lender thereunder, and (b) Assignor shall, to the extent provided in this Assignment and Acceptance Agreement, relinquish its Rights and be released from its obligations under the Agreement.

         6. Upon such acceptance and recording by Administrative Agent, from and after the Effective Date, Administrative Agent shall make all payments under the Credit Agreement, the Notes (to the extent any of the Principal Debt owed to Assignee is evidenced by Notes), and loan accounts in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest, and commitment fees and other fees with respect thereto) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

         7. Unless Assignee is a Lender, an Affiliate of any Lender, or an Approved Fund of Assignor, this Assignment and Acceptance Agreement is conditioned upon the consent of Administrative Agent and, unless a Default or Potential Default then exists, Restricted Borrowers, pursuant to the definition of "Eligible Assignee" in the Credit Agreement. The execution and delivery of this Assignment and Acceptance Agreement by Restricted Borrowers and Administrative Agent is evidence of this consent.

         8. As contemplated by Section 13.12(b)(iv) of the Credit Agreement, Assignor or Assignee (as determined between Assignor and Assignee) agrees to pay to Administrative Agent for its account on the Effective Date in federal funds a processing fee of $3,500 (unless Assignee is an existing Lender or an Affiliate of an existing Lender).

         9. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         10. This Assignment and Acceptance Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance Agreement.

         IN WITNESS WHEREOF, Assignor and Assignee have caused Schedule 1 to this Assignment and Acceptance Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                                                    Exhibit F

                                   SCHEDULE 1

                     TO ASSIGNMENT AND ACCEPTANCE AGREEMENT


      Assigned Facility              Committed Sum or                          Commitment Percentage
                                      Principal Debt              (i.e. the proportion that Assignee's Committed
                                       Assigned (as                  Sum to be acquired bears to the aggregate
                                       applicable)                  Committed Sum of all Lenders) or Percentage
                                                                  of Principal Debt assigned (i.e. the proportion
                                                                     that the Principal Debt to be acquired by
                                                                  Assignee bears to the aggregate Principal Debt
                                                                  under the respective Facility)(set forth to at
                                                                              least 8 decimal points)

Revolver Facility
Term Loan Facility
Discretionary Revolver

Loan+
Discretionary Term

Loan+
+    Describe specific Discretionary Loan

EFFECTIVE DATE OF ASSIGNMENT:    *______________ ___, ______

By execution below Assignor and Assignee represent and warrant to Administrative Agent and the Companies that this Assignment and Acceptance Agreement and the assignment proposed to be effected hereby satisfies all the requirements of
Section 13.12(b) of the Credit Agreement.

[NAME OF ASSIGNOR], as Assignor By:

     Name:
     Title:
Date:
Address for Notice:


Attn:
Telephone:
Telecopier:



* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance Agreement to Administrative Agent unless otherwise agreed by Administrative Agent in its sole discretion.

                                                                   Exhibit F

[NAME OF ASSIGNEE], as Assignee By:

     Name:
     Title:
Date:
Address for Notice:


Attn:
Telephone:
Telecopier:

                                                                 Exhibit F

If Section 13.12(b) and clause (d) of the definition of "Eligible Assignee" of the Credit Agreement so require, Restricted Borrowers and Administrative Agent consent to this Assignment and Acceptance Agreement.

                                                CENTURY CABLE HOLDINGS, LLC


                                                By:
                                                         Name:
                                                         Title:
                                                Date:

                                                FT. MYERS CABLEVISION, LLC


                                                By:
                                                         Name:
                                                         Title:
                                                Date:

                                                HIGHLAND PRESTIGE GEORGIA, INC.


                                                By:
                                                         Name:
                                                         Title:
                                                Date:

                                                BANK OF AMERICA, N.A.,
                                                as Administrative Agent

                                                By:
                                                         Name:
                                                         Title:
                                                Dated:


                                                                   Exhibit F

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 1

                                    EXHIBIT H

                    FORM OF AFFILIATE SUBORDINATION AGREEMENT

        THIS AFFILIATE SUBORDINATION AGREEMENT is entered into as of , , among Bank of America, N.A., in its capacity as Administrative Agent for the benefit of Lenders (defined below), and , a __________________ [corporation] ("Subordinated Creditor"), and Century

         Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers").



                                    RECITALS

       A.Restricted Borrowers, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders have entered into a Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");



      B.This Agreement is integral to the transactions contemplated by the Loan
       Documents, and the execution and delivery thereof is a condition precedent to Lenders' obligations to extend credit under the Loan

                                   Documents;

               ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Administrative Agent, Subordinated Creditor, and Restricted Borrowers agree as follows:

   a.Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Credit Agreement is used in this Agreement with the same meaning. As used herein, the following terms have the meanings indicated:



   Senior Debt means, whether now or hereafter arising, the Obligation, including, without limitation, interest thereon after the commencement of any proceedings under any Debtor Relief Law.

     Subordinated Debt means the principal of and interest on all Debt of any Restricted Borrower or any other Company, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due, or to become due to Subordinated Creditor, or held or to be held by

     Subordinated Creditor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not.

                                                               Exhibit G-1

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 2

       b.The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

       c.Except as expressly set forth herein, Subordinated Creditor shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept, or retain any payment or distribution of any character, whether in cash, securities, or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt, until all Senior Debt shall have been paid in full with interest, including, without limitation, interest during any bankruptcy or similar proceeding involving any

       Company from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of Law, or bankruptcy procedures to the contrary).



      d.In the event of the institution of and in connection with any proceeding against any Restricted Borrower pursuant to any Debtor Relief Law, and unless or until the Senior Debt is paid in full:

  (a)All Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made in respect of any Subordinated Debt;

      (b)Any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt, shall be paid or delivered directly to Administrative Agent, for the benefit of Lenders, until all Senior Debt shall have been paid in full, and Subordinated Creditor irrevocably authorizes, empowers, and directs all receivers, trustees, liquidators, conservators, and others having authority to effect all such payments and deliveries;



      (c)Administrative Agent, on behalf of Lenders, may, as attorney-in-fact for Subordinated Creditor, take such action on behalf of Subordinated Creditor, and Subordinated Creditor hereby appoints Administrative

    Agent, on behalf of Lenders, as its attorney-in-fact, to demand, sue for, collect, and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in the name of Subordinated Creditor as Administrative Agent may deem necessary or advisable for the enforcement of this Agreement;

                                       and

        (d)Each Subordinated Creditor shall execute and deliver to Administrative Agent, for the benefit of Lenders, all such further instruments confirming the authorization referred to in the foregoing clauses (b)

                                                                 Exhibit G-1

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 3

     and (c) and all such proofs of claim, assignments of claim, and other instruments and shall take all such other actions as may be reasonably requested by Administrative Agent in order to enable Administrative

            Agent to enforce all Rights of Lenders and Administrative Agent hereunder and all claims of Administrative Agent or any Lender upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by Subordinated Creditor, Administrative Agent, for the benefit of Lenders, is hereby authorized and empowered to execute and perform the same on behalf of such

                             Subordinated Creditor.

  1.In the event any payment or distribution of any character, whether in cash, securities, or other property, is received by Subordinated Creditor in contravention of the terms of this Agreement, and before all Senior

        Debt shall have been paid in full, such payment or distribution shall be held by such Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to Administrative Agent for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Each Subordinated Creditor hereby assigns to Administrative Agent, for the benefit of Lenders, all its Rights to any such payments or distributions, which Administrative Agent may exercise in Administrative Agent's name or in the name of such Subordinated Creditor, and agrees to execute such instruments as may be required by Administrative Agent to enable Administrative Agent, for the benefit of Lenders, to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by Administrative Agent to such
                                              Subordinated Creditor.

           2.Notwithstanding anything to the contrary contained in this Agreement, Borrower may pay, and Subordinated Creditor may accept and retain, payments of principal and interest on the Subordinated Debt; provided that: (a) such payment is permitted pursuant to Section 9.20 of the Credit Agreement, and (b) no

                        Default or Potential Default exists or arises as a result thereof.

        3.Administrative Agent or Lenders may, at any time and from time to time, without the consent of or notice to Subordinated Creditor, without incurring responsibility to Subordinated Creditor, and without impairing or releasing any of Administrative Agent's Rights, or any of the obligations of Subordinated Creditor hereunder, (a) change the amount, manner, place, or terms of payment, or change or extend the time of payment of or renew or alter all or any part of the Senior Debt or amend, modify, supplement, or restate, any of the Loan Documents in any manner whatsoever; (b) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any part of the Senior Debt; (c) release anyone liable in any manner for the payment or collection of all or any part of the Senior Debt; (d) exercise or refrain from exercising any Rights against Borrowers and others (including the undersigned); and (e) apply any sums, by whomsoever paid or however realized, to the Senior Debt.



                                                                  Exhibit G-1

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 4

       4.Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or Lien, any security interests and Liens now or hereafter held by Subordinated Creditor in any Collateral for the Subordinated Debt shall be released in their entirety and to the extent not released shall be junior and subordinate to any security interests and Liens now or hereafter held by Administrative Agent, for the benefit of Lenders, in the same Collateral. So long as the Senior Debt shall remain unpaid, Administrative Agent may at all times in its sole discretion exercise any and all powers and Rights which it now has or may hereafter acquire with respect to any of the Collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of Subordinated Creditor.



     5.Each Subordinated Creditor represents and warrants that it is duly organized, validly existing, and in good standing under the Laws of its state of organization and has the power and authority under the Laws of such state and under its articles of incorporation and bylaws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this

      Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any Law or its articles of incorporation or bylaws or other organizational documents, or result in any violation of or constitute a default under any agreement by which it or any of its property is bound except where the lack of enforceability or such defaults could not reasonably be expected to be a Material Adverse Event.

       6.This Agreement is a continuing agreement of subordination and Lenders may continue to make loans to or otherwise accept the obligations of Borrower in reliance hereon, without notice to Subordinated

                                    Creditor.

    7.While this Agreement remains in effect, each Subordinated Creditor covenants and agrees that it will not (a) modify or amend or permit modification or amendment of the terms and conditions of the Subordinated

       Debt, without obtaining the prior written consent of Administrative Agent, or (b) grant or permit the granting of any security interest to secure the Subordinated Debt.

      8.No amendment, waiver, or discharge to or under this Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement. Each Subordinated Creditor hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this
           Agreement, of the making of loans or advances to the Borrower or any extensions, renewals, or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be governed by and construed according to the Laws of the State of New York.

                                                                   Exhibit G-1

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 5



     9.This Agreement inures to the benefit of Administrative Agent, Lenders, and their respective successors and assigns, and the Rights under this Agreement may be assigned in accordance with the terms of the

      Loan Documents in whole or in part in connection with any partial or complete assignment or transfer of the Senior Debt. Administrative Agent is Administrative Agent for each Lender, and Administrative
     Agent may, without the joinder of any Lender, exercise any and all Rights in favor of Lenders hereunder. The Rights of each Lender vis-a-vis Administrative Agent and each other Lender may be subject to one or more separate agreements between or among such parties, but Subordinated Creditor need not inquire about any such agreement or be subject to any terms thereof unless Subordinated Creditor specifically joins therein; and, consequently, neither Subordinated Creditor nor its heirs, personal representatives, successors, or assigns are entitled to any benefits or provisions of any such separate agreements or are entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof. This Agreement binds Subordinated Creditor and its successors and assigns, and Subordinated Creditor will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement.



        10.This Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it is not necessary to produce or account for more than one counterpart.



        11.Subject to the provisions of this Agreement and the Rights of Administrative Agent hereunder, as between Borrower and Subordinated Creditor, nothing herein contained shall impair the obligation of

       Borrower, which is absolute and unconditional to pay the Subordinated
        Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent Subordinated Creditor upon default with respect to the Subordinated Debt, from exercising all Rights, powers, and remedies otherwise provided therein or by applicable Law.

                     Remainder of Page Intentionally Blank.

                            Signature Page to Follow.

                                                                   Exhibit G-1

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 6

  EXECUTED on the date first stated in this Affiliate Subordination Agreement.

                                              [SUBORDINATED CREDITOR]





                                       By:

                                      Name:

                                     Title:

                                              BANK OF AMERICA, N.A.,

                             as Administrative Agent

                                       By:

                                      Name:

                                     Title:

       Each Restricted Borrower (a) acknowledges and confirms that it has received an executed copy of this Affiliate Subordination Agreement and approves of and consents to it in all respects; and (b) agrees to be bound by and to observe all of the terms and conditions of this Affiliate Subordination Agreement.





                           CENTURY CABLE HOLDINGS, LLC

                        Affiliate Subordination Agreement

                                 Signature Page

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 7

                                       By:

                                      Name:

                                     Title:

                                          HIGHLAND PRESTIGE GEORGIA, INC.





                                       By:

                                      Name:

                                     Title:

                                            FT. MYERS CABLEVISION, LLC





                        Affiliate Subordination Agreement

                                 Signature Page

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 8

                                       By:

                                      Name:

                                     Title:

                        Affiliate Subordination Agreement

                                 Signature Page

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 1

                                    EXHIBIT I

                 FORM OF MANAGEMENT FEE SUBORDINATION AGREEMENT

             THIS MANAGEMENT FEE SUBORDINATION AGREEMENT is entered into as
of                       ,
            , among Bank of America, N.A., in its capacity as Administrative
Agent for the benefit of Lenders (defined below),                             ,
 a __________________ [corporation] ("Manager"), Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers").



                                    RECITALS

       A.Restricted Borrowers, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders have entered into a Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement");



      B.This Agreement is integral to the transactions contemplated by the Loan
       Documents, and the execution and delivery thereof is a condition precedent to Lenders' obligations to extend credit under the Loan

                                   Documents;

               ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Administrative Agent, Manager, and Restricted Borrowers agree as follows:

   1.Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in the Credit Agreement is used in this Agreement with the same meaning. As used herein, the following terms have the meanings indicated: Senior Debt means, whether now or hereafter arising, the Obligation, including, without limitation, interest thereon after the commencement of any proceedings under any Debtor Relief Law.

                                                                  Exhibit I

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 2

     Subordinated Debt means all obligations of any Company with respect to any Management Fee payable by any Company to the Manager; provided that Management Fees (including Management Fees of the Companies that have accrued but have not been paid) paid in accordance with the last sentence of Section 9.29 of the Credit Agreement shall not be included in the definition of "Subordinated Debt".

    2.The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

    3.Except as expressly set forth herein, Manager shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept, or retain any payment or distribution of any character, whether in cash, securities, or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt, until all Senior Debt shall have been paid in full with interest, including, without limitation, interest during any bankruptcy or similar proceeding involving any Company from the date of the filing thereof to the date of distribution (notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of Law, or bankruptcy procedures to the contrary).

   4.In the event of the institution of and in connection with any proceeding against any Restricted Borrower pursuant to any Debtor Relief Law, and unless or until the Senior Debt is paid in full: (a)All Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made in respect of any Subordinated Debt; (b)Any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt, shall be paid or delivered directly to Administrative Agent, for the benefit of Lenders, until all Senior Debt shall have been paid in full, and Manager irrevocably authorizes, empowers, and directs all receivers, trustees, liquidators, conservators, and others having authority to effect all such payments and deliveries;
     (c)Administrative Agent, on behalf of Lenders, may, as attorney-in-fact for Manager, take such action on behalf of Manager, and Manager hereby appoints Administrative Agent, on behalf of Lenders, as its attorney-in-fact, to demand, sue for, collect, and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in the name of Manager as Administrative Agent may deem necessary or advisable for the enforcement of this Agreement; and

                                                                  Exhibit I

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 3

     (d)Each Manager shall execute and deliver to Administrative Agent, for the benefit of Lenders, all such further instruments confirming the authorization referred to in the foregoing clauses (b) and (c) and all such proofs of claim, assignments of claim, and other instruments and shall take all such other actions as may be reasonably requested by Administrative Agent in order to enable Administrative Agent to enforce all Rights of Lenders and Administrative Agent hereunder and all claims of Administrative Agent or any Lender upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by Manager, Administrative Agent, for the benefit of Lenders, is hereby authorized and empowered to execute and perform the same on behalf of such Manager.


  5.In the event any payment or distribution of any character, whether in cash, securities, or other property, is received by Manager in contravention of the terms of this Agreement, and before all Senior Debt shall have been paid in full, such payment or distribution shall be held by such Manager, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to Administrative Agent for application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full. Each Manager hereby assigns to Administrative Agent, for the benefit of Lenders, all its Rights to any such payments or distributions, which Administrative Agent may exercise in Administrative Agent's name or in the name of such Manager, and agrees to execute such instruments as may be required by Administrative Agent to enable Administrative Agent, for the benefit of Lenders, to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay all Senior Debt in full shall be returned by Administrative Agent to such Manager.

   6.Notwithstanding anything to the contrary contained in this Agreement, Borrower may pay, and Manager may accept and retain, payments of Management Fees; provided that such payment is permitted pursuant to Section 9.29 of the Credit Agreement.

   7.Administrative Agent or Lenders may, at any time and from time to time, without the consent of or notice to Manager, without incurring responsibility to Manager, and without impairing or releasing any of Administrative Agent's Rights, or any of the obligations of Manager hereunder, (a) change the amount, manner, place, or terms of payment, or change or extend the time of payment of or renew or alter all or any part of the Senior Debt or amend, modify, supplement, or restate, any of the Loan Documents in any manner whatsoever; (b) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any part of the Senior Debt; (c) release anyone liable in any manner for the payment or collection of all or any part of the Senior Debt; (d) exercise or refrain from exercising any Rights against Borrowers and others (including the undersigned); and (e) apply any sums, by whomsoever paid or however realized, to the Senior Debt.

   8.Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of

                                                                    Exhibit I

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 4

     a security interest or Lien, any security interests and Liens now or hereafter held by Manager in any Collateral for the Subordinated Debt shall be released in their entirety and to the extent not released shall be junior and subordinate to any security interests and Liens now or hereafter held by Administrative Agent, for the benefit of Lenders, in the same Collateral. So long as the Senior Debt shall remain unpaid, Administrative Agent may at all times in its sole discretion exercise any and all powers and Rights which it now has or may hereafter acquire with respect to any of the Collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of Manager.


  9.Each Manager represents and warrants that it is duly organized, validly existing, and in good standing under the Laws of its state of organization and has the power and authority under the Laws of such state and under its articles of incorporation and bylaws or other organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any Law or its articles of incorporation or bylaws or other organizational documents, or result in any violation of or constitute a default under any agreement by which it or any of its property is bound except where the lack of enforceability or such defaults could not reasonably be expected to be a Material Adverse Event.

  10.This Agreement is a continuing agreement of subordination and Lenders may continue to make loans to or otherwise accept the obligations of Borrower in reliance hereon, without notice to Manager.

  11.While this Agreement remains in effect, each Manager covenants and agrees that it will not (a) modify or amend or permit modification or amendment of the terms and conditions of the Subordinated Debt, without obtaining the prior written consent of Administrative Agent, or (b) grant or permit the granting of any security interest to secure the Subordinated Debt.

  12.No amendment, waiver, or discharge to or under this Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement. Each Manager hereby waives all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrower or any extensions, renewals, or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be governed by and construed according to the Laws of the State of New York.

                                                                  Exhibit I

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 5

  13.This Agreement inures to the benefit of Administrative Agent, Lenders, and their respective successors and assigns, and the Rights under this Agreement may be assigned in accordance with the terms of the Loan Documents in whole or in part in connection with any partial or complete assignment or transfer of the Senior Debt. Administrative Agent is Administrative Agent for each Lender, and Administrative Agent may, without the joinder of any Lender, exercise any and all Rights in favor of Lenders hereunder. The Rights of each Lender vis-a-vis Administrative Agent and each other Lender may be subject to one or more separate agreements between or among such parties, but Manager need not inquire about any such agreement or be subject to any terms thereof unless Manager specifically joins therein; and, consequently, neither Manager nor its heirs, personal representatives, successors, or assigns are entitled to any benefits or provisions of any such separate agreements or are entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof. This Agreement binds Manager and its successors and assigns, and Manager will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement.

  14.This Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it is not necessary to produce or account for more than one counterpart.


 15.Subject to the provisions of this Agreement and the Rights of Administrative Agent hereunder, as between Borrower and Manager, nothing herein contained shall impair the obligation of Borrower, which is absolute and unconditional to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent Manager upon default with respect to the Subordinated Debt, from exercising all Rights, powers, and remedies otherwise provided therein or by applicable Law.

                     Remainder of Page Intentionally Blank.

                            Signature Page to Follow.

                                                               Exhibit I

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 6

                 EXECUTED on the date first stated in this Management Fee Subordination Agreement.

                                    [MANAGER]

                                       By:

                                      Name:

                                     Title:

                                              BANK OF AMERICA, N.A.,

                             as Administrative Agent

                                       By:

                                      Name:

                                     Title:

       Each Restricted Borrower (a) acknowledges and confirms that it has received an executed copy of this Affiliate Subordination Agreement and approves of and consents to it in all respects; and (b) agrees to be bound by and to observe all of the terms and conditions of this Affiliate Subordination Agreement.





                           CENTURY CABLE HOLDINGS, LLC

                     Management Fee Subordination Agreement

                                 Signature Page

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 7

                                       By:

                                      Name:

                                     Title:

                                          HIGHLAND PRESTIGE GEORGIA, INC.





                                       By:

                                      Name:

                                     Title:

                                            FT. MYERS CABLEVISION, LLC





                     Management Fee Subordination Agreement

                                 Signature Page

Bank of America, N.A., as Administrative Assistant
Each Lender under the Credit Agreement

April 14, 2000
Page 8
                                       By:

                                      Name:

                                     Title:

                     Management Fee Subordination Agreement

                                 Signature Page